    As filed with the Securities and Exchange Commission on February 27, 2004


                    Securities Act Registration No. 33-75644
                Investment Company Act Registration No. 811-8372

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.


                         Post-Effective Amendment No. 21


                                       and
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                               ------------------

                           Travelers Series Fund Inc.
                            (a Maryland Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                125 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (203) 890-7046
              (Registrant's Telephone Number, including Area Code)

                          Robert I. Frenkel, Secretary
                           Travelers Series Fund Inc.
                       300 First Stamford Place, 4th Floor
                         Stamford, CT, Connecticut 06902
                     (Name and Address of Agent for Service)
                               ------------------

Approximate Date of Proposed Public Offering: Continuous.
It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph 485(b)
[ ] On February 27, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]



Travelers Series Fund Inc.

Prospectus


February 27, 2004




STRATEGIC EQUITY PORTFOLIO


   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE


Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.


                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................  10
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Strategic Equity Portfolio


 Investment objective

 Capital appreciation

 Principal investment strategies

 Key investments Fidelity Management & Research Company (FMR), the fund's subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

 FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               FMR is not constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

                               FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.




Travelers Series Fund Inc.

Principal risks of investing in the fund

While investing in growth and value securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. Stock markets decline.
.. Value and/or growth stocks are temporarily out of favor.
.. An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.
.. The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

.. Key economic trends become materially unfavorable.


--------------------------------------------------------------------------------

Shareholder Notice:

The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of its assets in equity securities.



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. On September 15, 2003, FMR succeeded Alliance Capital Management L.P. ("Alliance") as subadviser to the fund.


Quarterly returns: Highest: 31.22% in 4th quarter 1998; Lowest: -21.34% in 3rd quarter 2001


Risk return bar chart

                                    [CHART]

% Total Return

 1995    1996    1997    1998    1999     2000     2001    2002     2003
------  ------  ------  ------  ------  -------  -------  -------  ------
34.87%  29.41%  29.02%  29.05%  32.25%  -18.22%  -13.35%  -33.57%  32.54%

Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average annual total returns (for the periods ended December 31, 2003)
                        Inception Date      1 year      Five years     Since inception
Fund                       6/16/94          32.54%        -3.77%            10.06%
Russell 1000 Index                          29.89%        -0.13%            11.59%*
S&P 500 Index**                             28.67%        -0.57%            11.59%*

* Index comparison begins on 6/16/94.
** In the future, the fund's performance will be compared to the S&P 500 Index, instead of the Russell 1000 Index, due to changes in the fund's investment objective and principal investment strategies resulting from FMR's succeeding Alliance as subadviser on September 15, 2003.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Index and the S&P 500 Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly from your investment)
            Maximum sales charge on purchases                            None
            Maximum deferred sales charge on redemptions                 None
Annual fund operating expenses (paid by the fund as a % of net assets)
                     Management fees                                    0.80%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.04%
                 Total annual fund operating expenses                   0.84%



Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.


--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $86    $268    $466    $1,037

 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

----------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,  Although the fund invests primarily in U.S. equity securities, it may also invest
Risks and Performance" describes    in foreign securities.
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
----------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, convertible secu-
                                    rities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
----------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-backed securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
----------------------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------------------------

                                   Credit quality

                                   If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                                   ply to counterparties to OTC derivatives contracts.

                                   Investment grade securities

                                   Securities are investment grade if:

                                   .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                                   .They have received a comparable short-term or other rating.
                                   .They are unrated securities that the subadviser believes are of comparable quality to investment grade securities.
------------------------------------------------------------------------------------------------------------------------

                                   High yield, lower quality securities (junk bonds)

                                   The fund may invest in fixed income securities that are high yield, lower quality securities (junk bonds) rated by a rating organization below its top four long term rating categories or unrated securities determined by the subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly lever-
                                   aged and have difficulty servicing their debt, especially during prolonged eco-
                                   nomic recessions or periods of rising interest rates. The prices of lower quality
The fund may invest in these secu- securities are volatile and may go down due to market perceptions of deteriorat-
rities primarily for their capital ing issuer credit-worthiness or economic conditions. Lower quality securities
appreciation potential.            may become illiquid and hard to value in declining markets.
------------------------------------------------------------------------------------------------------------------------

Foreign investments                The fund may invest in foreign securities.

                                   Investments in securities of foreign entities and securities quoted or denomi-
                                   nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues, and the possible imposition of exchange controls or other re-
                                   strictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                                   The Economic and Monetary Union (EMU) and the introduction of a single
                                   European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                                   EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                                   ciated with EMU. Monetary and economic union on this scale has not been at-
                                   tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
------------------------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Defensive investing     In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

Management

The manager

Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.


TIA is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.



The fees TIA receives from the fund for its services are as follows:



--------------------------------------------------------------------------------------------------------
                                                     Actual management fee
                                                     paid for the fiscal year  Contractual management
                                                     ended October 31, 2003    fee paid
                                                     (as a percentage          (as a percentage
                                                     of the fund's             of the fund's
Fund                                                 average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------------------------
Strategic Equity Portfolio (formerly Alliance Growth
  Portfolio)                                                   0.80%                     0.80%
--------------------------------------------------------------------------------------------------------


The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of the fund's portfolio manager.

Fund                       Portfolio Manager                   Business Experience
Strategic Equity Portfolio Adam Hetnarski (since September 15, Vice President and Portfolio
                           2003)                               Manager, Fidelity Management &
                           Fidelity Management & Research      Research Company. Mr. Hetnarski
                           Company                             joined Fidelity Management &
                           82 Devonshire Street                Research Company in 1991. Since
                           Boston, MA 02109                    joining Fidelity Management &
                                                               Research Company, he has worked
                                                               as a research analyst and portfolio
                                                               manager.
--------------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


Additional information about the subadviser


Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts 02109, acts as the subadviser for the fund. As of December 31, 2003, FMR and its affiliates had approximately $988 billion in total assets under management.





Travelers Series Fund Inc.

Recent Developments





During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.




Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.




                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.





Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                                  Strategic Equity Portfolio
--------------------------------------------------------------------------------------

                                         2003    2002      2001      2000     1999
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $12.59  $ 16.67   $ 28.63   $ 28.35  $ 22.14
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)             (0.03)    0.04      0.07      0.05     0.02
 Net realized and unrealized gain (loss)   2.62    (4.05)    (8.60)     2.66     7.79
--------------------------------------------------------------------------------------
Total income (loss) from operations        2.59    (4.01)    (8.53)     2.71     7.81
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.02)   (0.07)    (0.05)    (0.03)   (0.15)
 Net realized gains                          --       --     (3.38)    (2.40)   (1.45)
--------------------------------------------------------------------------------------
Total distributions                       (0.02)   (0.07)    (3.43)    (2.43)   (1.60)
--------------------------------------------------------------------------------------
Net asset value, end of year             $15.16  $ 12.59   $ 16.67   $ 28.63  $ 28.35
--------------------------------------------------------------------------------------
Total return(1)                           20.57%  (24.05)%  (32.05)%    9.27%   35.51%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)         $550     $516      $845    $1,370   $1,166
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.84%    0.83%     0.82%     0.81%    0.82%
 Net investment income (loss)             (0.20)    0.19      0.31      0.17     0.14
--------------------------------------------------------------------------------------
Portfolio turnover rate                     167%     100%       46%       47%      54%
--------------------------------------------------------------------------------------




(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.




                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                          Strategic Equity Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]




Travelers Series Fund Inc.

Prospectus



February 27, 2004




SMITH BARNEY MID CAP CORE PORTFOLIO




   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.





                                                                            Page
--------------------------------------------------------------------------------
Investments, Risks and Performance.........................................    2
More on the Fund's Investments and Related Risks...........................    5
Management.................................................................    8
Share Transactions.........................................................    9
Share Price................................................................   10
Dividends, Distributions and Taxes.........................................   10
Financial Highlights.......................................................   11
--------------------------------------------------------------------------------

Investments, Risks and Performance

Smith Barney Mid Cap Core Portfolio

 Investment objective

 Long-term growth of capital.

 Principal investment strategies


 Key investments The fund invests under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or investments with similar economic characteristics of medium sized companies. Medium sized companies are currently defined as those with a market capitalization within the market capitalization range of companies in the S&P MidCap Index at the time of investment. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.


 Additional investments For information on the fund's additional investments and related risks, please read
 pages 5-7.
--------------------------------------------------------------------------------

                               Selection process


                               The manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The manager selects individual "growth" stocks for investment in two ways: by identifying those companies that exhibit the most favorable growth prospects and by identifying those companies that have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single mutual fund.


                               In selecting individual companies for
                               investment, the manager considers:

                               . Growth characteristics, including high
                                 historic growth rates and high relative growth compared with companies in the same industry or sector
                               . Value characteristics, including low
                                 price/earnings ratios and other statistics indicating a security is undervalued
                               . Increasing profits and sales
                               . Competitive advantages that could be more
                                 fully exploited by a company
                               . Skilled management committed to long-term
                                 growth
                               . Potential for a long-term investment by the
                                 fund

                               The manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.



Travelers Series Fund Inc.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. The U.S. stock market goes down, or performs poorly relative to other types of investments
.. Medium capitalization stocks fall out of favor with investors
.. The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect
.. An adverse event, such as an unfavorable earnings report about a company in the fund, depresses the value of the company's stock

.. Key economic trends become materially unfavorable.


Compared to large capitalization companies, the securities of medium capitalization companies are more likely to:

.. Be more susceptible to loss
.. Have more limited product lines, markets and financial resources
.. Have shorter operating histories and more erratic businesses, although they generally have more established businesses
.. Have more volatile stock


Shareholder Notice



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies.


--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 20.49% in 4th quarter 2001; Lowest: -20.54% in 3rd quarter 2001
Risk return bar chart


                                    [CHART]

% Total Return

 2000      2001      2002       2003
------   -------   --------   --------
17.89%   -9.99%    -19.11%     29.76%

Calendar years ended December 31


Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.
--------------------------------------------------------------------------------
 Risk Return Table
 This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.


 Average Annual Total Returns (for the periods ended December 31, 2003)



                 Inception Date 1 year Since inception
Fund               11/1/1999    29.76%       6.55%
S&P MidCap Index                35.62%      10.39%*

* Index comparison begins on 11/1/99.
Comparative
performance


This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P Mid Cap Index (the "S&P MidCap Index"), a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table

 Shareholder fees (paid directly into your investment)
    Maximum sales charge on purchases                         None
    Maximum deferred sales charge on redemptions              None

 Annual fund operating expenses (paid by the Fund as a % of net assets)

Management fees                             0.75%
Distribution and service (12b-1) fees       None
Other expenses                              0.10%
Total annual fund operating expenses        0.85%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 95 years 10 years
         Your costs would be           $87    $271     $471    $1,049


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period



This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


-------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,  The fund may invest up to 20% of its assets in equity securities of companies
Risks and Performance" describes    with market capitalizations outside the market capitalization range of compa-
the fund's investment objective     nies in the S&P MidCap 400 Index (i.e., in small or large capitalization and its principal investment strat- companies).
egies and risks. This section pro-
vides some additional               While the fund intends to be substantially fully invested in equity securities, the
information about the fund's in-    fund may maintain up to 20% of its assets in money market instruments and/or
vestments and certain investment    cash to pay expenses and meet redemption requests. Generally, the value of
management techniques the fund      these fixed income obligations will go down if interest rates go up, the credit
may use. More information about     rating of the security is downgraded or the issuer defaults on its obligation to
the fund's investments and          pay principal or interest.
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
-------------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
-------------------------------------------------------------------------------------------------------------------------

                                    Credit quality

                                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                                    ply to counterparties to OTC derivatives contracts.

                                    Investment grade securities

                                    Securities are investment grade if:

                                    .They are rated, respectively, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                                    .They have received a comparable short-term or other rating.
                                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
-------------------------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------------

Foreign investments     The fund may invest up to 20% of its assets in foreign securities.

                        Investments in securities of foreign entities and securities quoted or denomi-
                        nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                        The Economic and Monetary Union (EMU) and the introduction of a single
                        European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                        EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however, there are significant risks asso-
                        ciated with EMU. Monetary and economic union on this scale has not been at-
                        tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
------------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------

Securities lending  The fund may engage in securities lending to increase its net investment in-
                    come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management


The Manager



Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.


Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.


Fees SBFM receives from the Fund for its services are as follows:


---------------------------------------------------------------------------------------
                                    Actual management fee
                                    paid for the fiscal year  Contractual management
                                    ended October 31, 2003    fee paid
                                    (as a percentage          (as a percentage
                                    of the fund's             of the fund's
Fund                                average daily net assets) average daily net assets)
---------------------------------------------------------------------------------------
Smith Barney Mid Cap Core Portfolio           0.75%                     0.75%
---------------------------------------------------------------------------------------


Portfolio Manager


The table below sets forth the name and business experience of the fund's portfolio managers.



Fund         Portfolio Managers                  Business Experience
Smith Barney Lawrence Weissman (since inception) Investment Officer, SBFM;
Mid Cap Core SBFM                                Managing Director of Citigroup
Portfolio    399 Park Avenue                     Global Markets Inc. ("CGM")
             New York, NY 10022
             Richard A. Freeman                  Investment Officer, SBFM;
             SBFM                                Managing Director CGM
             399 Park Avenue
             New York, NY 10022
-------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments





During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform




Travelers Series Fund Inc.

some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.




Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.



                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout the year ended October 31.


                                          Smith Barney Mid Cap Core Portfolio
                                         --------------------------------------
-------------------------------------------------------------------------------

                                         2003      2002      2001      2000(1)
-------------------------------------------------------------------------------
Net asset value, beginning of year        $10.10    $10.83    $14.22    $10.00
-------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)(2)           (0.00)*   (0.02)     0.02      0.06
 Net realized and unrealized gain (loss)    2.25     (0.70)    (3.36)     4.17
-------------------------------------------------------------------------------
Total income (loss) from operations         2.25     (0.72)    (3.34)     4.23
-------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        --     (0.01)    (0.05)    (0.01)
-------------------------------------------------------------------------------
Total distributions                           --     (0.01)    (0.05)    (0.01)
-------------------------------------------------------------------------------
Net asset value, end of year              $12.35    $10.10    $10.83    $14.22
-------------------------------------------------------------------------------
Total return(3)                            22.28%    (6.64)%  (23.56)%   42.36%
-------------------------------------------------------------------------------
Net assets, end of year (000s)           $86,858   $56,644   $34,376   $17,498
-------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses(2)(4)                             0.85%     0.90%     0.95%     0.95%
 Net investment income (loss)              (0.03)    (0.10)     0.25      0.72
-------------------------------------------------------------------------------
Portfolio turnover rate                       98%       79%       45%       61%
-------------------------------------------------------------------------------

(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.

(2) The manager agreed to waive a portion of its management fees for the year ended October 31, 2001 and the period ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:


   -------------------------------------------------------------------

                     Per Share Decreases to   Expense Ratios
                     Net Investment Income  Without Fee Waivers
                -----------------------------------------------
                2001         $0.00*                0.96%
                -----------------------------------------------
                2000          0.04                 1.46
                -----------------------------------------------


(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.

 * Amount represents less than $0.01 per share.


                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      Smith Barney Mid Cap Core Portfolio



(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]



Travelers Series Fund Inc.

Prospectus



February 27, 2004






SB ADJUSTABLE RATE INCOME PORTFOLIO






  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This Prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents



Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.


                                                                         Page
  ---------------------------------------------------------------------------
  Investments, Risks and Performance....................................   2
  More on the Fund's Investments and Related Risks......................   6
  Management............................................................   8
  Share Transactions....................................................   9
  Share Price...........................................................  10
  Dividends, Distributions and Taxes....................................  10
  Prior Performance Information for Similar Fund........................  10
  Financial Highlights..................................................  12
  ---------------------------------------------------------------------------

Investments, Risks and Performance

SB Adjustable Rate Income Portfolio

 Investment objective

 The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

 Principal investment strategies

 Key investments The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities.

 Additional investments For information on the fund's additional investments and related risks, please read pages 6-7.

--------------------------------------------------------------------------------

                               The securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities and collateralized mortgage obligations (CMOs) and mortgage-related derivative securities, including government stripped mortgage backed securities (SMBS). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In regard to the privately issued asset backed securities in which the fund may invest, such securities may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

                               Unlike fixed rate securities, the interest rates of the fund's adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund's net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

                               The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

                               Credit quality The fund invests in U.S.
                               government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the fund's manager.

                               Maturity The fund's dollar weighted average life (or period until next interest rate reset date) will normally be between 1 and 3 years.

                               Selection process The fund's manager seeks to achieve low volatility of net asset value by diversifying the fund's assets among investments the manager believes will, in the aggregate, be resistant to significant fluctuations



Travelers Series Fund Inc.

in market value. The manager evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund's portfolio, the manager takes into account various factors that may affect the fund's volatility, including:

..Remaining time to the security's next interest rate reset date
..The security's payment characteristics
..The security's impact on the dollar weighted average life of the fund's portfolio

Principal risks of investing in the fund

Investing in U.S. government and other adjustable rate securities can provide benefits, but it may also involve risks. Investors could lose money in the fund or the fund may not perform as well as other investments if any of the following occurs:

..The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund's portfolio increases during periods of decreasing interest rates. Borrowers then tend to prepay as they refinance their mortgages or other obligations at lower rates. The manager will generally be unable to reinvest the prepayment proceeds at similar rates of return to those anticipated for the securities whose obligations have been prepaid. This is known as prepayment risk.
..The obligors on a mortgage or other obligation underlying a privately issued security in the fund's portfolio default on their obligation to pay principal or interest, or the security's credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy.
..Interest rates go down, since the adjustable nature of the fund's investments makes it difficult to "lock in" a favorable rate of return in a declining interest rate environment.
..During a period of rapidly rising interest rates, the changes in the coupon rates of the fund's adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund's securities are adjusted to reflect current market rates.
..Interest rates increase, causing the value of the fund's fixed income securities to decline, which would reduce the value of the fund's portfolio. ..The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect.

The yield to maturity of an interest only (IO) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.


Indebtedness of certain enterprises sponsored by the U.S. government whose securities may be held by the fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Shareholder Notice



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies.



Travelers Series Fund Inc.

Fund Performance



As the fund does not have a full calendar year of operations, no performance for this fund is presented in this Prospectus.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly from your investment)
   Maximum sales charge on purchases                             None
   Maximum deferred sales charge on redemptions                  None
Annual fund operating expenses (expenses that are deducted from fund assets)
            Management fees                                     0.60%
         Distribution and service (12b-1) fees                  0.25%
            Other expenses                                      3.87%
         Total annual fund operating expenses                   4.72%
            Expense Reimbursement/(1)/                          3.72%
         Net Annual Operating Expenses/(1)/                     1.00%


(1) Management has contractually agreed to waive fees and/or reimburse expenses through a period of 16 months from October 31, 2003 so that "Net Annual Operating Expenses" will not exceed 1.00%.

Fees and Expenses



This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $102  $1,087  $2,077   $4,576


 The example
 assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (including one year of
                     capped expenses in each period) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

As an investor in the fund, you will incur various operating costs, including management expenses. You will also incur fees associated with the insurance contracts you purchase. The fee table and expense example do not include fees from the insurance contracts. If the fee table and expense example included these fees, the figures shown would be higher. Detailed information about the cost of investing in this fund is presented in the accompanying contract prospectus through which the fund's shares are offered to you.


This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.




                                                     Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional informa
tion about the fund's investments
and certain investment manage-
ment techniques the fund may
use. More information about the
fund's investments and portfolio
management techniques, some of
which entail risk, is included in
the Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to
the back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------

Derivatives and hedging             The fund may, but need not, use derivative contracts, such as interest rate fu-
techniques                          tures contracts, options on securities and securities indices and options on these futures to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates.
                                    The fund may enter into interest rate transactions primarily to hedge its portfo-
                                    lio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.
                                    A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can dis-
                                    proportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                                    rivatives can also make a fund less liquid and harder to value, especially in de-
                                    clining markets.
------------------------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

-------------------------------------------------------------------------------------------------------

Foreign Investments The fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including mortgage backed securities and asset backed securities issued by foreign entities.
                    The value of the fund's foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accu-
                    rate information about foreign issuers.
-------------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
-------------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
-------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management

The Manager

Smith Barney Fund Management LLC ("SBFM") is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.



The management fee SBFM receives from the fund for its services is equal to 0.60% of the fund's average daily net assets. For the period ended October 31, 2003 SBFM has waived all of its management fee.


The Portfolio Managers

The table below sets forth the names and business experience of the fund's portfolio managers.


Fund                      Portfolio Manager                    Business Experience
SB Adjustable Rate Income David A. Torchia (since inception of Investment Officer, SBFM;
Portfolio                 fund)                                Managing Director of Citigroup
                          SBFM                                 Global Markets Inc. ("CGM")
                          399 Park Avenue
                          New York, New York 10022             Investment Officer, SBFM;
                          Theresa M. Veres (since inception of Director of CGM
                          fund)
                          SBFM
                          399 Park Avenue
                          New York, New York 10022
---------------------------------------------------------------------------------------------


Distribution Plan The fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Smith Barney Class shares and for services provided to shareholders. The plan permits the fund to pay the fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the fund's Smith Barney Class shares. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for sales of shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services relating to the sale of the fund's shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.




Travelers Series Fund Inc.

Recent Developments





During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.



                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the Board has determined that amortized cost approximates fair value. Corporate debt securities, mortgage-backed securities and asset backed securities held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Board of Directors.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Each agency or instrumentality of the U.S. government is considered a separate issuer for purposes of these diversification requirements. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.


Prior Performance Information for Similar Fund


In managing the fund's investments, the manager employs substantially the same investment policies and strategies as are used for the Smith Barney Adjustable Rate Income Fund ("Similar Fund"). The day-to-day portfolio management of the Similar Fund is handled by the same portfolio management team at SBFM that is be responsible for the fund. The performance data below shows the prior performance of Class L shares of the Similar Fund, not the performance of the fund. Past performance does not guarantee future results. Consequently, the performance should not be considered an indication of future performance of the fund or SBFM. Performance can vary due to differences in fees, expenses, cash




Travelers Series Fund Inc.

flow into and out of accounts, historical market conditions and other factors. The Similar Fund has other classes whose assets are invested in the same portfolio of securities as the Class L shares. The performance of these classes is not materially different from the performance presented here. However, the performance of the Class L shares differs from the returns earned by the other classes of shares of the Similar Fund to the extent that the other classes have different fees and expenses.

The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any variable annuity and variable life insurance contract charges. If these contract charges were reflected, performance would have been lower.

The performance information shown represents the performance of the Class L shares of the Similar Fund inclusive of advisory fees and all other expenses of the Class L shares. Additionally, the performance results reflect reinvestment of dividends and other earnings. Performance figures do not reflect expenses incurred from investing through an insurance company separate account which funds certain variable annuity and variable life insurance contracts and would be reduced if such charges were reflected.

                                    [CHART]

% Total Return

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  ----   ------
2.38%  7.98%  5.07%  5.59%  4.25%  4.40%  6.23%  5.38%  3.05%

Calendar years ended December 31


                              For the periods included in the bar chart:


                              Best Quarter: 2.77%, 1st quarter 1995 Worst
                              Quarter: -0.01% in 3rd quarter 2003


                              Year to date: 0.69% through December 31, 2003.


--------------------------------------------------------------------------------


Average Annual Total Returns For Calendar Years Ended December 31, 2003
Class L+                                                                1 year 5 years 10 years Inception Date
      Return before taxes                                                0.69%  3.93%    4.48%     06/22/92
      Return after taxes on distributions                                0.05%  2.29%    2.60%
      Return after taxes on distributions and sale of fund shares        0.45%  2.32%    2.63%
      Merrill Lynch 1-3 Year Treasury Index*                             1.90%  5.37%    3.68%
      Citigroup 6 Month U.S. Treasury Bill Index*                        1.18%  3.67%    4.47%

+ Prior to August 5, 2002, Class L shares were designated Class A shares.
* Index performance reflects no deductions for fees, expenses or taxes.

--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Financial Highlights




The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.



For a share of capital stock outstanding throughout the year ended October 31.



                                     SB Adjustable Rate Income Portfolio
------------------------------------------------------------------------

                                                  2003/(1)/
------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00
------------------------------------------------------------------------
Income From Operations:
 Net investment income/(2)/                          0.01
------------------------------------------------------------------------
Total Income From Operations                         0.01
------------------------------------------------------------------------
Net Asset Value, End of Period                     $10.01
------------------------------------------------------------------------
Total Return/(3)/                                    0.10%++
------------------------------------------------------------------------
Net Assets, End of Period (millions)                  $11
------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(2)/                                       1.00%+
 Net investment income                               0.87+
------------------------------------------------------------------------
Portfolio Turnover Rate                                 3%
------------------------------------------------------------------------


(1) For the period September 12, 2003 (commencement of operations) to October 31, 2003.


(2) The investment manager has waived all of its management fees and has agreed to reimburse the Fund for expenses in the amount of $40,021 for the period ended October 31, 2003. In addition, Rule 12b-1 distribution plan fees of $3,491 were waived for the period ended October 31, 2003. If such fees were not waived or expenses not reimbursed, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.05 and 4.72%, respectively.


(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


 ++ Total return is not annualized, as it may not be representative of the total return for the year.


  + Annualized.




Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      SB Adjustable Rate Income Portfolio

(Investment Company Act file no. 811-08372)

FD0238      2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus


February 27, 2004





SMITH BARNEY HIGH INCOME PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents




Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................  10
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Smith Barney High Income Portfolio


 Investment objectives

 Primary: High current income
                                          Secondary: Capital appreciation

 Principal investment strategies


 Key investments The fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights.


 Credit Quality: The fund invests primarily in below investment grade securities, but may not invest more than 10% in securities rated lower than B or unrated securities of comparable quality. Below investment grade securities are commonly known as "junk bonds."

 Maturity: Although the fund may invest in securities of any maturity, under current market conditions, the fund intends to have an average remaining maturity of between five and ten years.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               In selecting securities, the manager considers and compares the relative yields of various types of obligations. The manager seeks to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the fund, the manager employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

                               The manager looks for:


                               . "Fallen angels"; or companies that are
                                 repositioning in the marketplace which the manager believes are temporarily undervalued, and

                               . Younger companies with smaller capitalizations
                                 that have exhibited improving financial
                                 strength or improving credit ratings over time

                               The manager selects individual debt securities by comparing yield, maturity, issue classification and quality characteristics. Investments in these companies may increase the fund's potential for capital appreciation and reduce the fund's credit risk exposure.

                               The manager also employs an active sell strategy to dispose of securities that no longer meet the manager's investment criteria to harvest gains for reinvestment in new securities exhibiting characteristics as described above.



Travelers Series Fund Inc.

Principal risks of investing in the fund


While investing in high yield securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund's may not perform as well as others investments, if any of the following occurs:


.. The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
.. Interest rates go up, causing the prices of debt securities in the fund to fall.
.. As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.


Shareholder Notice



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.


--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.



Quarterly returns: Highest: 9.85% in 2nd quarter 2002; Lowest: -6.57% in 3rd quarter 2001

Risk return bar chart

                                     [CHART]
                                % Total Returns

 1995    1996    1997   1998   1999    2000     2001     2002     2003
------  ------  ------  -----  -----  -------  ------   ------   ------
19.18%  13.13%  13.85%  0.44%  2.60%  -8.05%   -3.74%   -3.25%   27.51%

                        Calendar years ended December 31
Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average Annual Total Returns (for the periods ended December 31, 2003)
                        Inception Date      1 year      Five years     Since inception
Fund                       6/16/94          27.51%         2.30%            5.84%
Bear Stearns Index                          28.92%         5.10%            7.78%*

* Index comparison begins on 6/30/94 since Index comparison is not available from the fund's inception date.
Comparative
performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Bear Stearns High Yield Index ("Bear Stearns Index"), which comprises securities across a wide spectrum of industries with at least one year maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or (lower split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. The Bear Stearns Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.



--------------------------------------------------------------------------------
 Fee Table

Shareholder fees (paid directly into your investment)
    Maximum sales charge on purchases                 None
    Maximum deferred sales charge on redemptions      None

Annual fund operating expenses (paid by the fund as a % of net assets)
                     Management fees                                    0.60%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.09%
                 Total annual fund operating expenses                   0.69%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example

Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $70    $221    $384     $859

 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period




This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques



-------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,    Although the fund invests primarily in high yield securities, the fund may also
Risks and Performance" describes      invest up to 20% of its assets in common stock and common stock equivalents,
the fund's investment objectives      including convertible securities, options, warrants and rights. The fund may
and its principal investment strat-   invest up to 20% of its assets in foreign currency denominated securities and
egies and risks. This section pro-    without limit in U.S. dollar denominated securities of foreign issuers. The fund
vides some additional information     may invest up to 15% of its total assets in corporate loans. The primary risk in an
about the fund's investments and      investment in corporate loans is that borrowers may be unable to meet their in-
certain investment management         terest and/or principal payment obligations.
techniques the fund may use.
More information about the fund's
investments and portfolio
management techniques, some of
which entail risk, is included in the
Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to the
back cover of this prospectus.
-------------------------------------------------------------------------------------------------------------------------

Equity investments                    Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                      counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
-------------------------------------------------------------------------------------------------------------------------

Fixed income investments              Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible secu-
                                      rities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agen-
                                      cies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

                                      Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                      The fund may invest in mortgage-backed and asset-backed securities.
                                      Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
                                      Asset-backed securities represent participations in, or are secured by and pay-
                                      able from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
-------------------------------------------------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------

                    Credit quality

                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum accept-
                    able credit rating. The fund's credit standards also apply to counterparties to
                    OTC derivatives contracts.

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                    High yield, lower quality securities

                    The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality secu-
                    rities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
---------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible politi-
                    cal and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                    The Economic and Monetary Union (EMU) and the introduction of a single
                    European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                    EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                    ciated with EMU. Monetary and economic union on this scale has not been at-
                    tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
---------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance.
----------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management


The Manager


Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.



The fees SBFM receives from the fund for its services are as follows:



--------------------------------------------------------------------------------------
                                   Actual management fee
                                   paid for the fiscal year  Contractual management
                                   ended October 31, 2003    fee paid
                                   (as a percentage          (as a percentage
                                   of the fund's             of the fund's
Fund                               average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------
Smith Barney High Income Portfolio           0.60%                     0.60%
--------------------------------------------------------------------------------------


The Portfolio Manager


The table below sets forth the name and business experience of the fund's portfolio managers.



Fund                     Portfolio Manager                Business Experience
Smith Barney High Income Peter J. Wilby (since inception) Investment Officer, SBFM;
Portfolio                SBFM                             Managing Director, Citigroup
                         399 Park Avenue                  Global Markets Inc. ("CGM").
                         New York, New York 10022
                         Beth A. Semmel                   Investment Officer, SBFM;
                         399 Park Avenue                  Managing Director, CGM
                         New York, New York 10022
--------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments



During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998




Travelers Series Fund Inc.

that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.







Share Transactions


Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.



                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                                Smith Barney High Income Portfolio
--------------------------------------------------------------------------------------

                                            2003    2002     2001     2000     1999
--------------------------------------------------------------------------------------
Net asset value, beginning of year          $ 6.65  $ 8.32   $10.29   $11.72   $11.97
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income(1)                     0.63    0.82     1.02     1.20     0.92
 Net realized and unrealized gain (loss)(1)   1.28   (1.44)   (1.80)   (1.56)   (0.28)
--------------------------------------------------------------------------------------
Total income (loss) from operations           1.91   (0.62)   (0.78)   (0.36)    0.64
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       (0.89)  (1.05)   (1.19)   (1.07)   (0.89)
--------------------------------------------------------------------------------------
Total distributions                          (0.89)  (1.05)   (1.19)   (1.07)   (0.89)
--------------------------------------------------------------------------------------
Net asset value, end of year                $ 7.67  $ 6.65   $ 8.32   $10.29   $11.72
--------------------------------------------------------------------------------------
Total return(2)                              31.70%  (7.39)%  (8.08)%  (3.54)%   5.28%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)            $237    $155     $176     $191     $199
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                     0.69%   0.69%    0.67%    0.66%    0.66%
 Net investment income(1)                     9.53   10.39    11.52    10.46     9.44
--------------------------------------------------------------------------------------
Portfolio turnover rate                         36%     78%      77%      70%      73%
--------------------------------------------------------------------------------------




(1) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      Smith Barney High Income Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus


February 27, 2004




SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO



  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                                            Page
--------------------------------------------------------------------------------
Investments, Risks and Performance.........................................   2
More on the Fund's Investments and Related Risks...........................   5
Management.................................................................   7
Share Transactions.........................................................   8
Share Price................................................................   8
Dividends, Distributions and Taxes.........................................   9
Financial Highlights.......................................................  10

--------------------------------------------------------------------------------

Investments, Risks and Performance

Smith Barney Aggressive Growth Portfolio


 Investment objective


 The fund seeks capital appreciation




 Principal investment strategies


 Key Investments The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets may be invested in the securities of such companies.



 Additional investments For information on the fund's additional investments and related risks, please read pages 5-6.


--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

                               When evaluating an individual stock, the manager considers whether the company may benefit from:

                               . New technologies, products or services
                               . New cost reduction measures
                               . Changes in management, or
                               . Favorable changes in government regulations



Travelers Series Fund Inc.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. Stock prices decline generally.
.. Small or medium capitalization companies fall out of favor with investors. .. The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.
.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock.
.. Adverse governmental action or political, economic or market instability occurs in a foreign country.

.. Key economic trends become materially unfavorable.


Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

.. Have more volatile share prices
.. Have more limited product lines
.. Have fewer capital resources
.. Have more limited management depth
.. Experience sharper swings in market prices
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses

--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year.


Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 18.02% in 2nd quarter 2001; Lowest: -26.38% in 2nd quarter 2002
Risk return bar chart

                                    [CHART]

                                 % Total Return

                       2000     2001       2002       2003
                      ------   -------   --------   --------
                      15.72%   (4.07)%   (32.64)%    34.51%


                        Calendar years ended December 31



Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.


--------------------------------------------------------------------------------
 Risk Return Table
 This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.


 Average Annual Total Returns (for the periods ended December 31, 2003)
                             Inception Date   1 year   Since inception
Fund                            11/1/99       34.51%         4.83%
Russell 3000 Growth Index                     30.97%        -4.69%*

* Index comparison begins on 11/1/99.

Comparative
performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Russell 3000 Growth Index. The Russell 3000 Growth Index companies are the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                        None
Maximum deferred sales charge on redemptions                             None
Annual fund operating expenses (paid by the Fund as a % of net assets)
         Management fees                                                0.80%
         Distribution and service (12b-1) fees                           None
         Other expenses                                                 0.02%
         Total annual fund operating expenses/(1)/                      0.82%


Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.


(1) As a result of voluntary expense limitation the expense ratio will not exceed 1.00%
--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $84    $262    $455    $1,014

 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period





This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

----------------------------------------------------------------------------------------------------------------------
The section entitled
"Investments, Risks and
Performance" describes the
fund's investment objective and
its principal investment strategies
and risks. This section provides
some additional information
about the fund's investments and
certain investment management
techniques the fund may use.
More information about the
fund's investments and portfolio
management techniques, some of
which entail risk, is included in
the Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to
the back cover of this prospectus.
----------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
----------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-related securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
----------------------------------------------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------

                    Credit quality

                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                    ply to counterparties to OTC derivatives contracts.

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated, respectively, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
---------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues and the possible imposition of exchange controls or other re-
                    strictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
---------------------------------------------------------------------------------------------------------

Securities lending  The fund may engage in securities lending to increase its net investment in-
                    come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
---------------------------------------------------------------------------------------------------------
Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
---------------------------------------------------------------------------------------------------------
Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
---------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

Management

The manager

Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.



The fees SBFM receives from the Fund for its services are as follows:



--------------------------------------------------------------------------------------------
                                         Actual management fee
                                         paid for the fiscal year  Contractual
                                         ended October 31, 2003    management fee paid
                                         (as a percentage          (as a percentage
                                         of the fund's             of the fund's
Fund                                     average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio           0.80%                     0.80%
--------------------------------------------------------------------------------------------


The Portfolio Manager

The table below sets forth the name and business experience of the fund's portfolio manager.


Fund              Portfolio Manager                    Business Experience
Smith Barney      Richard A. Freeman (since inception) Investment Officer, SBFM;
Aggressive Growth SBFM                                 Managing Director of Citigroup
Portfolio         399 Park Avenue                      Global Markets Inc. ("CGM").
                  New York, New York 10022
-------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments





During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



                                                     Travelers Series Fund Inc.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.






Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency the fund's currency, conversions are done when the London Stock




Travelers Series Fund Inc.

Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and assets diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative assets diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.



                                                     Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund since inception. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout the year ended October 31.


                                               Smith Barney Aggressive Growth
-----------------------------------------------------------------------------------

                                         2003      2002       2001       2000(1)(2)
-----------------------------------------------------------------------------------
Net asset value, beginning of year         $ 9.09    $12.32     $15.03      $10.00
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                        (0.04)    (0.05)     (0.05)      (0.03)
 Net realized and unrealized gain (loss)     2.38     (3.18)     (2.66)       5.07
-----------------------------------------------------------------------------------
Total income (loss) from operations          2.34     (3.23)     (2.71)       5.04
-----------------------------------------------------------------------------------
Less distributions from:
 Capital                                       --        --         --       (0.01)
-----------------------------------------------------------------------------------
Total distributions                            --        --         --       (0.01)
-----------------------------------------------------------------------------------
Net asset value, end of year               $11.43    $ 9.09     $12.32      $15.03
-----------------------------------------------------------------------------------
Total return(3)                             25.74%   (26.22)%   (18.03)%     50.41%
-----------------------------------------------------------------------------------
Net assets, end of year (000s)           $623,884  $415,215   $366,294    $164,553
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses(4)                                 0.82%     0.83%      0.84%       0.99%
 Net investment loss                        (0.49)    (0.50)     (0.40)      (0.21)
-----------------------------------------------------------------------------------
Portfolio turnover rate                         0%        9%         3%          0%
-----------------------------------------------------------------------------------

(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.




Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                   Smith Barney Aggressive Growth Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus



February 27, 2004







SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                                       Page
---------------------------------------------------------------------------
Investments, Risks and Performance....................................   2
More on the Fund's Investments and Related Risks......................   5
Management............................................................   8
Share Transactions....................................................   9
Share Price...........................................................   9
Dividends, Distributions and Taxes....................................  10
Financial Highlights..................................................  11
---------------------------------------------------------------------------

Investments, Risks and Performance

Smith Barney International All Cap Growth Portfolio


 Investment objective

 Total return on its assets from growth of capital and income.

 Principal investment strategies


 Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights.


 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process


                               The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary.


                               In selecting individual companies for
                               investment, the manager looks for:


                               . Above-average earnings growth

                               . High relative return on invested capital
                               . Experienced and effective management
                               . Competitive advantages
                               . Strong financial condition
                               . The range of individual investment
                                 opportunities

                               By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

                               In allocating assets among countries and regions, the economic and political factors that the manager evaluates include:

                               . Low or decelerating inflation which creates a
                                 favorable environment for securities markets
                               . Stable government with policies that encourage
                                 economic growth, equity investment and
                                 development of securities markets
                               . Currency stability



Travelers Series Fund Inc.

Principal risks of investing in the fund


While investing in foreign securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


.. Foreign stock prices decline.
.. Adverse governmental action or political, economic or market instability occurs in a foreign country.
.. The currency in which a security is priced declines in value relative to the
  U.S. dollar.
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.



--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.



Quarterly returns: Highest: 47.43% in 4th quarter 1999; Lowest: -21.79% in 1st quarter 2001.


Risk return bar chart

                                     [CHART]

                                 % Total Return


 1995    1996   1997   1998    1999     2000      2001       2002       2003
------  ------  -----  -----  ------  --------  --------   --------   --------
11.26%  17.72%  2.71%  6.51%  67.73%  (23.79)%  (31.17)%   (25.69)%    27.46%

                        Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average Annual Total Returns (for the periods ended December 31, 2003)
                      Inception Date       1 year      Five years      Since inception
Fund                     6/16/94           27.46%        -3.58%             1.45%
MSCI EAFE Index                            38.59%        -0.05%             3.87%*

* Index comparison begins on 6/30/94 since Index comparison is not available from the fund's inception date.
Comparative
performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index ("MSCI EAFE"), a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore.) An investor cannot invest directly in an index.



--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                              None
            Maximum deferred sales charge on redemptions                   None
 Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                      0.90%
                Distribution and service (12b-1) fees                      None
                     Other expenses                                       0.09%
                 Total annual fund operating expenses                     0.99%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $101   $315    $547    $1,213


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period


This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. Calculation based on total expenses of 0.99% This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

----------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,  The fund may invest up to 20% of its assets in debt securities of any credit qual-
Risks and Performance" describes    ity or maturity of foreign corporate and governmental issuers, as well as U.S.
the fund's investment objective     government securities and money market obligations of U.S. and foreign and its principal investment strat- corporate issuers.
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this pro-
spectus.
----------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
----------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-related securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
----------------------------------------------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

-----------------------------------------------------------------------------------------------------------------

                            Credit quality

                            If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                            Investment grade securities

                            Securities are investment grade if:

                            .They are rated, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            .They have received a comparable short-term or other rating.
                            .They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                            High yield, lower quality securities

                            The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rat-
                            ing categories or unrated securities determined by the manager to be of equiv-
                            alent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic re-
                            cessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
-----------------------------------------------------------------------------------------------------------------

Foreign and emerging market The fund invests primarily in foreign securities.
investments
                            Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other re-
                            strictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
-----------------------------------------------------------------------------------------------------------------

                            Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

                            The Economic and Monetary Union (EMU) and the introduction of a single
                            European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                            EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however; there are significant risks asso-
                            ciated with EMU. Monetary and economic union on this scale has not been at-
                            tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
-----------------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
------------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management


The Manager


Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.



The fees SBFM receives from the Fund for its services are as follows:



-------------------------------------------------------------------------------------------------------
                                                    Actual management fee
                                                    paid for the fiscal year  Contractual management
                                                    ended October 31, 2003    fee paid
                                                    (as a percentage          (as a percentage
                                                    of the fund's             of the fund's
Fund                                                average daily net assets) average daily net assets)
-------------------------------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio           0.90%                     0.90%
-------------------------------------------------------------------------------------------------------


The Portfolio Manager
The table below sets forth the name and business experience of the fund's portfolio manager.


Fund                       Portfolio Manager                 Business Experience
Smith Barney International Jeffrey Russell (since inception) Investment Officer, SBFM;
All Cap Growth Portfolio   SBFM                              Managing Director, Citigroup
                           399 Park Avenue                   Global Markets Inc. ("CGM")
                           New York, New York 10022
-----------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments





During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.






Travelers Series Fund Inc.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.




Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.


                                                     Travelers Series Fund Inc.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                         Smith Barney International All Cap Growth Portfolio
--------------------------------------------------------------------------------------------

                                         2003(1)   2002(1)     2001(1)     2000(1)  1999
--------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.78    $ 11.18     $ 18.52     $16.92   $12.60
--------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.10       0.04        0.05       0.02     0.02
 Net realized and unrealized gain (loss)   1.60      (2.39)      (7.39)      1.71     4.35
--------------------------------------------------------------------------------------------
Total income (loss) from operations        1.70      (2.35)      (7.34)      1.73     4.37
--------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.05)     (0.05)         --      (0.13)   (0.05)
--------------------------------------------------------------------------------------------
Total distributions                       (0.05)     (0.05)         --      (0.13)   (0.05)
--------------------------------------------------------------------------------------------
Net asset value, end of year             $10.43    $  8.78     $ 11.18     $18.52   $16.92
--------------------------------------------------------------------------------------------
Total return(2)                           19.45%    (20.97)%    (39.63)%    10.18%   34.73%
--------------------------------------------------------------------------------------------
Net assets, end of year (millions)         $180       $170        $244       $462     $309
--------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.99%      1.00%       1.00%      0.98%    1.00%
 Net investment income                     1.07       0.42        0.31       0.11     0.16
--------------------------------------------------------------------------------------------
Portfolio turnover rate                      45%        27%         22%        15%      36%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

              Smith Barney International All Cap Growth Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus



February 27, 2004




SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................   9
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Smith Barney Large Capitalization Growth Portfolio


 Investment objective

 Long-term growth of capital.

 Principal investment strategies


 Key investments The fund invests, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purpose, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization is $5 billion or more at the time of investment. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.


 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               The manager emphasizes individual security selection while diversifying the fund's investments across industries which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

                               In selecting individual companies for
                               investment, the manager looks for:

                               . Favorable earnings prospects
                               . Technological innovation
                               . Industry dominance
                               . Competitive products and services
                               . Global scope

                               . Long-term history of performance

                               . Consistent and sustainable long-term growth in
                                 dividends and earnings per share
                               . Strong cash flow
                               . High return on equity
                               . Strong financial condition
                               . Experienced and effective management



Travelers Series Fund Inc.

Principal risks of investing in the fund

While investing in large capitalization growth securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. The U.S. stock market goes down.
.. Growth stocks or large capitalization stocks are temporarily out of favor.
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
.. An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

.. Key economic trends become materially unfavorable.



Shareholder Notice



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of companies with large market capitalizations.


--------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 23.64% in 4th quarter 1999; Lowest: -18.15% in 2nd quarter 2002
Risk return bar chart

                   [CHART]

               % Total Return

  1999      2000      2001      2002      2003
--------  --------  --------  --------  --------
 30.83%    (6.95)%  (12.52)%  (24.77)%   47.56%

       Calendar years ended December 31


Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.
--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average Annual Total Returns (for the periods ended December 31, 2003)
                          Inception Date 1 year 5 year Since inception
Fund                          5/1/98     47.50%  3.41%       6.76%
S&P 500 Index/(1)/                       28.67% -0.57%       1.31%
Russell 1000 Growth Index                29.75% -5.11%      -1.58%*

* Index comparison begins on 5/1/98.

(1) Effective June 11, 2003, the fund changed its performance benchmark to the Russell 1000 Growth Index. Management of the fund determined that the Russell 1000 Growth Index, rather than the S&P 500 Index, was a more appropriate index reflecting more closely the composition of the fund's securities. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index and the Russell 1000 Growth Index an unmanaged index considered indicative of the growth-oriented domestic stock market in general and comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                           None
            Maximum deferred sales charge on redemptions                None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                   0.75%
                Distribution and service (12b-1) fees                   None
                     Other expenses                                    0.04%
                 Total annual fund operating expenses                  0.79%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $81    $252    $439     $978


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period




This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


-------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,  Although the fund intends to be fully invested in equity securities of growth
Risks and Performance" describes    companies, it may invest up to 20% of its total assets in money market instru-
the fund's investment objective     ments for cash management purposes.
and its principal investment strat-
egies and risks. This section pro-
vides some additional information
about the fund's investments and
certain investment management
techniques the fund may use.
More information about the
fund's investments and portfolio
management techniques, some of
which entail risk, is included in
the Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to
the back cover of this prospectus.
-------------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
-------------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-related securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
-------------------------------------------------------------------------------------------------------------------------

                                    Credit quality

                                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                                    ply to counterparties to OTC derivatives contracts.
-------------------------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

-------------------------------------------------------------------------------------------------------

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
-------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                    The Economic and Monetary Union (EMU) and the introduction of a single
                    European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                    EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                    ciated with EMU. Monetary and economic union on this scale has not been at-
                    tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
-------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management


The Manager


Smith Barney Fund Management LLC (SBFM), is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.


The fees SBFM receives from the fund for its services are as follows:


------------------------------------------------------------------------------------------------------
                                                   Actual management fee
                                                   paid for the fiscal year  Contractual management
                                                   ended October 31, 2003    fee paid
                                                   (as a percentage          (as a percentage
                                                   of the fund's             of the fund's
Fund                                               average daily net assets) average daily net assets)
------------------------------------------------------------------------------------------------------
Smith Barney Large Capitalization Growth Portfolio           0.75%                     0.75%
------------------------------------------------------------------------------------------------------


The Portfolio Manager

The table below sets forth the name and business experience of the fund's portfolio manager.


Fund                  Portfolio Manager            Business Experience
Smith Barney Large    Alan Blake (since inception) Investment Officer, SBFM;
Capitalization Growth SBFM                         Managing Director, Citigroup
Portfolio             399 Park Avenue              Global Markets Inc. ("CGM").
                      New York, New York 10022
-------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments






During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.




Travelers Series Fund Inc.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.




Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



                                                     Travelers Series Fund Inc.

The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout the period ended October 31.


                                         Smith Barney Large Capitalization Growth Portfolio
-------------------------------------------------------------------------------------------

                                         2003      2002        2001       2000     1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 9.91    $ 11.86     $ 16.04    $14.53   $ 9.90
-------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                     0.01       0.02        0.02      0.01     0.00*
 Net realized and unrealized gain (loss)   3.86      (1.95)      (4.20)     1.55     4.64
-------------------------------------------------------------------------------------------
Total income (loss) from operations        3.87      (1.93)      (4.18)     1.56     4.64
-------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.02)     (0.02)         --     (0.01)   (0.01)
 Net realized gains                          --         --          --     (0.02)      --
 Capital                                     --         --          --     (0.02)      --
-------------------------------------------------------------------------------------------
Total distributions                       (0.02)     (0.02)         --     (0.05)   (0.01)
-------------------------------------------------------------------------------------------
Net asset value, end of year             $13.76    $  9.91     $ 11.86    $16.04   $14.53
-------------------------------------------------------------------------------------------
Total return(1)                           39.16%    (16.29)%    (26.06)%   10.77%   46.88%
-------------------------------------------------------------------------------------------
Net assets, end of year (millions)         $354       $225        $280      $324     $168
-------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.79%      0.80%       0.78%     0.77%    0.86%
 Net investment income                     0.06       0.13        0.14      0.06     0.07
-------------------------------------------------------------------------------------------
Portfolio turnover rate                      16%        19%         10%        7%      14%
-------------------------------------------------------------------------------------------


(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



 * Amount represents less than $0.01 per share.




                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

              Smith Barney Large Capitalization Growth Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]




Travelers Series Fund Inc.

Prospectus


February 27, 2004






SMITH BARNEY MONEY MARKET PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                                           Page
-------------------------------------------------------------------------------
Investments, Risks and Performance........................................   2
More on the Fund's Investments and Related Risks..........................   5
Management................................................................   7
Share Transactions........................................................   8
Share Price...............................................................   9
Dividends, Distributions and Taxes........................................   9
Financial Highlights......................................................  10
-------------------------------------------------------------------------------

Investments, Risks and Performance

Smith Barney Money Market Portfolio


 Investment objective

 Maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1 share price.

 Principal investment strategies


 Key investments The fund invests exclusively in high quality U.S. dollar denominated short-term debt securities. These include commercial paper, corporate and municipal obligations, obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.


 Credit Quality: The fund invests exclusively in securities rated by a nationally recognized rating organization in the two highest short term rating categories, or if unrated, of equivalent quality.


 Effective Maturity: The fund invests exclusively in securities having remaining effective maturities of 397 days or less and maintains a dollar-weighted portfolio maturity of 90 days or less.


 Additional investments For information on the fund's additional investments and related risks, please read pages 5 and 6.


--------------------------------------------------------------------------------

                               Selection process

                               In selecting investments for the fund, the manager looks for:

                               . The best relative values based on an analysis
                                 of interest rate sensitivity, yield and price
                               . Issuers offering minimal credit risk
                               . Maturities consistent with the manager's
                                 outlook for interest rates



Travelers Series Fund Inc.

Principal risks of investing in the fund


Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, if any of the following occurs:


.. Interest rates rise sharply.
.. An issuer of the fund's securities defaults, or has its credit rating downgraded.
.. Sectors or issuers the fund has emphasized fail to perform as expected. .. The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The value of the fund's foreign securities may go down because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.


The fund may also invest in securities issued by certain enterprises sponsored by the U.S. government. Indebtedness of such enterprises whose securities may be held by the fund, including the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not backed by the full faith and credit of the U.S. government and is thus subject to the risk of default in the issuers. The fund will invest in such securities only after determining that the securities present minimal credit risk.


You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.



Quarterly returns: Highest: 1.55% in 3rd quarter 2000; Lowest: 0.14% in 4th quarter 2003

Risk return bar chart

                       [CHART]

% Total Return

1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  ------
5.43%  4.94%  5.09%  5.04%  4.76%  6.04%  3.71%  1.27%   0.66%

Calendar years ended December 31


Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.


--------------------------------------------------------------------------------
 Risk Return Table
 This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.


 Average Annual Total Returns (for the periods ended December 31, 2003)



                          Inception Date 1 year Five years Since inception
 Fund                        6/16/94      0.66%    3.27%        4.10%
 Treasury bill                            1.63%    3.30%        4.21%*

* Index comparison begins on 6/16/94.

Comparative performance


This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the 90-day U.S. Treasury bill Index ("Treasury bill").

--------------------------------------------------------------------------------
 Fee Table

Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                            None
            Maximum deferred sales charge on redemptions                 None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                    0.50%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.03%
                 Total annual fund operating expenses                   0.53%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.

--------------------------------------------------------------------------------
 Example


 Number of years you owned your
 shares                              1 year   3 years   5 years   10 years
 Your costs would be                 $54      $170      $296       $665


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends
                     without a sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period




This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.



Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objectives and
its principal investment strategies
and risks. This section provides
some additional information about
the fund's investments and certain
investment management techniques
the fund may use. More information
about the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find out
how to obtain an SAI, please turn to
the back cover of this prospectus.
------------------------------------------------------------------------------

Fixed income investments              The fund invests in high quality
                                      short-term U.S. dollar denominated
                                      fixed in-come securities. Fixed income
                                      investments include notes (including
                                      structured notes), and Yankee dollar
                                      instruments, and money market
                                      instruments. Fixed income securities
                                      may be issued by U.S. and foreign
                                      corporations or entities; U.S. and
                                      foreign banks; the U.S. government, its
                                      agencies, authorities,
                                      in-strumentalities or sponsored
                                      enterprises; state and municipal
                                      governments; and supranational
                                      organizations.

                                      Fixed income securities may have fixed
                                      rate, adjustable rates or floating
                                      rates.
------------------------------------------------------------------------------

                                      High quality securities

                                      Securities are investment grade if:

                                      . They are rated in one of the two
                                        highest short-term rating categories
                                        of a nationally recognized
                                        statistical rating organization.
                                      . They are securities of issuers that
                                        have received comparable short-term
                                        ratings for other short-term debt
                                        securities.
                                      . They are unrated securities that the
                                        manager believes are of comparable
                                        quality to high quality securities.
------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

-------------------------------------------------------------------------------

Foreign investments The fund may invest in to U.S. dollar denominated investments issued by for-eign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                    Investments in securities of foreign entities and securities quoted or denomi-nated in foreign currencies involve special risks. These include possible political and economic instability more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other re-strictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
-------------------------------------------------------------------------------

Securities lending  The fund may engage in securities lending to increase its net investment in-come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
-------------------------------------------------------------------------------






Travelers Series Fund Inc.

Management


The Manager


Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.


Fees SBFM receives from the fund for its services are as follows:


---------------------------------------------------------------------------------------
                                    Actual management fee
                                    paid for the fiscal year  Contractual
                                    ended October 31, 2003    management fee paid
                                    (as a percentage          (as a percentage
                                    of the fund's             of the fund's
Fund                                average daily net assets) average daily net assets)
---------------------------------------------------------------------------------------
Smith Barney Money Market Portfolio           0.50%                     0.50%
---------------------------------------------------------------------------------------


The Portfolio Manager

The table below sets forth the name and business experience of the fund's portfolio manager.


Fund               Portfolio Manager               Business Experience
Smith Barney Money Martin Hanley (since inception) Investment Officer, SBFM;
Market Portfolio   SBFM                            Director, Citigroup Global Markets
                   399 Park Avenue                 Inc. ("CGM").
                   New York, NY 10022
-------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments





During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



                                                     Travelers Series Fund Inc.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.






Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares


The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.



Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.




Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.







Unless there are extraordinary or unusual circumstances, the fund uses the amortized cost method to value its money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund.


Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.



                                                     Travelers Series Fund Inc.

Financial Highlights


The financial highlight table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                             Smith Barney Money Market Portfolio
--------------------------------------------------------------------------------------

                                         2003/(1)/ 2002     2001     2000     1999
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Net investment income                      0.007     0.014    0.044    0.057    0.046
Distributions from:
  Net investment income                   (0.007)   (0.014)  (0.044)  (0.057)  (0.046)
--------------------------------------------------------------------------------------
Net asset value, end of year             $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Total return/(2)/                           0.74%     1.40%    4.46%    5.88%    4.66%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)          $599      $733     $605     $319     $277
--------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                  0.53%     0.53%    0.53%    0.53%    0.54%
  Net investment income                     0.75      1.38     4.17     5.75     4.58
--------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.


(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.




Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund send one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      Smith Barney Money Market Portfolio

(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]




Travelers Series Fund Inc.

Prospectus



February 27, 2004




SMITH BARNEY LARGE CAP VALUE PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................  10
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Smith Barney Large Cap Value Portfolio


 Investment objective


 Long-term growth of capital with current income a secondary objective.


 Principal investment strategies


 Key investments Under normal conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations.



 Additional investments For information on the fund's additional investments and related risks, please read pages 6-8.


--------------------------------------------------------------------------------

                               Selection process




                               The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.



                               In selecting individual companies for
                               investment, the manager looks for:



                               . Share prices that appear to be temporarily
                                 oversold or do not reflect positive company developments.


                               . Share prices that appear to undervalue the
                                 company's assets, particularly on a
                                 sum-of-the-parts basis.


                               . Special situations including corporate events,
                                 changes in management, regulatory changes or turnaround situations.


                               . Company specific items such as competitive
                                 market position, competitive products and services, experienced management team and stable financial condition.




Travelers Series Fund Inc.

Principal risks of investing in the fund

While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:




.. U.S. stock markets decline.


.. An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.


.. Large capitalization stocks fall out of favor with investors.


.. The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.


.. Key economic trends become materially unfavorable.



Shareholder Notice



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of companies with large market capitalization.


--------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.



Quarterly returns: Highest: 18.93% in 2nd quarter 2003; Lowest: -21.29% in 3rd quarter 2002

Risk return bar chart

                                    [CHART]

% Total Return

 1995    1996    1997   1998   1999    2000     2001      2002      2003
------  ------  ------  -----  -----  ------   -------  --------  --------
33.08%  19.79%  26.63%  9.82%  0.06%  13.11%   -8.17%   -25.41%     27.60%

Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.
--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



 Average Annual Total Returns (for the periods ended December 31, 2003)



                            Inception Date 1 year Five years Since inception
 Fund                          6/16/94     27.60%   -0.22%        8.45%
 S&P 500 Index(1)                          26.67%   -0.57%        1.31%
 S&P 500/Barra Value Index                 31.79%    1.95%        2.00%*

* Index comparison begins on 6/16/94.

(1) Effective June 18, 2003, the fund changed its performance benchmark to the S&P 500/Barra Value Index. It is the opinion of the fund's management that the S&P 500/Barra Value Index more accurately reflects the current composition of the Smith Barney Large Cap Value Portfolio than the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index and the S&P 500/Barra Value Index, a market capitalization weighted index of stocks in the S&P 500 Index having lower price-to-book ratios relative to the S&P 500 Index as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table

 Shareholder fees (paid directly into your investment)

Maximum sales charge on purchases            None
Maximum deferred sales charge on redemptions None

 Annual fund operating expenses (paid by the Fund as a % of net assets)

         Management fees                               0.65%
         Distribution and service (12b-1) fees          None
         Other expenses                                0.04%
         Total annual fund operating expenses          0.69%

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the fund.



Travelers Series Fund Inc.

4

--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $70    $221    $384     $859


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period


This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

----------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objectives
and its principal investment strat-
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
----------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
----------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent , invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-related securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
----------------------------------------------------------------------------------------------------------------------


                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------

                    Credit quality

                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                    ply to counterparties to OTC derivatives contracts.

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated, respectively, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
---------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                    The Economic and Monetary Union (EMU) and the introduction of a single
                    European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                    EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however; there are significant risks asso-
                    ciated with EMU. Monetary and economic union on this scale has not been at-
                    tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
---------------------------------------------------------------------------------------------------------




Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
------------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Management


The Manager


Smith Barney Fund Management LLC (SBFM) is the fund's manager. SBFM selects investments for the fund.

Smith Barney Fund Management LLC


SBFM is a wholly owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SBFM is located at 399 Park Avenue, New York, New York 10022. SBFM acts as investment manager to investment companies having aggregate assets of approximately $115.4 billion as of December 31, 2003.



The fees SBFM receives from the fund for its services are as follows:



------------------------------------------------------------------------------------------
                                       Actual management fee
                                       paid for the fiscal year  Contractual
                                       ended October 31, 2003    management fee paid
                                       (as a percentage          (as a percentage
                                       of the fund's             of the fund's
Fund                                   average daily net assets) average daily net assets)
------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio           0.65%                     0.65%
------------------------------------------------------------------------------------------


The Portfolio Manager


The table below sets forth the name and business experience of the fund's portfolio managers.



 Fund                    Portfolio Manager               Business Experience

 Smith Barney Large Cap  John B. Cunningham (since 2003) Investment Officer, SBFM; Managing
 Value Portfolio         SBFM                            Director of Salomon Brothers Asset
                         399 Park Avenue                 Management Inc and Citigroup
                         New York, New York 10022        Global Markets Inc. ("CGM").

                         Mark McAllister (since 2003)    Investment Officer, SBFM; Director of
                         SBFM                            Salomon Brothers Asset Management
                         399 Park Avenue                 Inc and CGM.
                         New York, New York 10022
----------------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Recent Developments







During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the




Travelers Series Fund Inc.

fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.





                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The Exchange is closed on certain holidays listed in the Statement of Additional Information (SAI).



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency the fund's currency, conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years (or since inception if less than five years). The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                            Smith Barney Large Cap Value Portfolio
----------------------------------------------------------------------------------------

                                         2003        2002      2001      2000    1999
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $13.24      $ 17.47   $ 20.74   $19.83  $18.94
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.28        0.32      0.26     0.30    0.27
 Net realized and unrealized gain (loss)    2.49       (4.24)    (2.56)    1.34    1.38
----------------------------------------------------------------------------------------
Total income (loss) from operations         2.77       (3.92)    (2.30)    1.64    1.65
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.33)      (0.31)    (0.27)   (0.26)  (0.24)
 Net realized gains                           --          --     (0.70)   (0.47)  (0.52)
----------------------------------------------------------------------------------------
Total distributions                        (0.33)      (0.31)    (0.97)   (0.73)  (0.76)
----------------------------------------------------------------------------------------
Net asset value, end of year             $ 15.68     $ 13.24   $ 17.47   $20.74  $19.83
----------------------------------------------------------------------------------------
Total return(1)                            21.38%     (22.45)%  (11.58)%   8.62%   8.52%
----------------------------------------------------------------------------------------
Net assets, end of year (millions)          $366        $346      $504     $553    $544
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.69%       0.68%     0.67%    0.66%   0.67%
 Net investment income                      1.85        1.59      1.42     1.45    1.35
----------------------------------------------------------------------------------------
Portfolio turnover rate                       96%         68%       29%      23%     43%
----------------------------------------------------------------------------------------


(1)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                    Smith Barney Large Cap Value Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus



February 27, 2004






VAN KAMPEN ENTERPRISE PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents




Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................  10
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Van Kampen Enterprise Portfolio


 Investment objective

 Capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

 Principal investment strategies

 Key investments The fund invests primarily in common stocks of growth companies.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               The subadviser seeks growth opportunities by investing in any market capitalization range. The subadviser emphasizes growth companies but may also invest in companies in cyclical industries during periods when their securities appear attractive to the subadviser for capital appreciation.

                               The subadviser looks for companies with a combination of strong business fundamentals at an attractive valuation. These characteristics include:

                               . Established records of growth in sales
                               . Established records of growth in earnings
                               . Entering a growth cycle with the expectation
                                 that the stock of the company will increase in value

                               The subadviser may sell a security when it is advisable based on the following factors:

                               . Change in economic or market factors in
                                 general or within a particular industry
                               . Change in market trends or other factors
                                 affecting an individual security
                               . Changes in the relative market performance or
                                 appreciation possibilities of an individual security

                               . Other circumstances relating to the
                                 desirability of a given investment





Travelers Series Fund Inc.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. The U.S. stock market declines.

.. Small or medium capitalization companies fall out of favor with investors.

.. An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock or industry. .. The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock or industry proves to be incorrect.

.. Key economic trends become materially unfavorable.



Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:



.. Have more volatile share prices


.. Have more limited product lines


.. Have fewer capital resources


.. Have more limited management depth


.. Experience sharper swings in market prices


.. Be harder to sell at times and prices the manager believes appropriate


.. Offer greater potential for gains and losses


Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.




--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 25.03% in 4th quarter 1998; Lowest: -21.73% in 1st quarter 2001
Risk return bar chart

                                [CHART]

                            % Total Return

 1995    1996    1997    1998    1999     2000     2001     2002    2003
------  ------  ------  ------  ------  -------  -------  -------  ------
32.55%  23.04%  28.59%  25.12%  25.93%  -14.65%  -21.25%  -29.36%  25.61%

                     Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.
--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average annual total returns (for the periods ended December 31, 2003)
                      Inception Date       1 year      Five years      Since inception
Fund                     6/16/94           25.61%        -5.57%              7.48%
S&P 500 Index                              28.67%        -0.57%             11.59%*
Russell Index**                            29.75%        -5.11%              9.88%*

* Index comparison begins on 6/16/94.

** It is the opinion of the subadviser that the Russell Index more accurately reflects the composition of the fund than the S&P 500 Index. In future reporting, the Russell Index will be used as the sole basis of comparison of total return performance rather than both the S&P 500 Index and the Russell Index together.

Comparative
performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks, and the Russell 1000 Growth Index ("Russell Index"). The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                            None
            Maximum deferred sales charge on redemptions                 None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                    0.70%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.10%
                 Total annual fund operating expenses                   0.80%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $82    $255    $444     $990


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period


This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.




Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


-----------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
-----------------------------------------------------------------------------------------------------------------------

Equity investments                  The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
-----------------------------------------------------------------------------------------------------------------------

Fixed income investments            The fund may, to a limited extent, invest in fixed income securities. Fixed in-
                                    come investments include bonds, notes (including structured notes), mortgage-
                                    related securities, asset-backed securities, convertible securities, Eurodollar and
                                    Yankee dollar instruments, preferred stocks and money market instruments.
                                    Fixed income securities may be issued by U.S. and foreign corporations or enti-
                                    ties; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                                    strumentalities or sponsored enterprises; state and municipal governments;
                                    supranational organizations; and foreign governments and their political subdivisions.
                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
-----------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

-----------------------------------------------------------------------------------------------------------------

                            Credit quality

                            If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating of investment grade. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                            Investment grade securities

                            Securities are investment grade if:

                            .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            .They have received a comparable short-term or other rating.
                            .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
-----------------------------------------------------------------------------------------------------------------

Foreign and emerging market The fund may invest up to 15% of its total assets in foreign securities.
investments
                            Investments in securities of foreign entities and securities quoted or denomi-
                            nated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
-----------------------------------------------------------------------------------------------------------------

                            Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

                            The Economic and Monetary Union (EMU) and the introduction of a single
                            European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                            EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits however, there are significant risks asso-
                            ciated with EMU. Monetary and economic union on this scale has not been at-
                            tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
-----------------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure.
                        Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

Management

The manager

Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.


TIA is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.


Fees TIA receives from the fund for its services are as follows:


-----------------------------------------------------------------------------------
                                Actual management fee
                                paid for the fiscal year  Contractual management
                                ended October 31, 2003    fee paid
                                (as a percentage          (as a percentage
                                of the fund's             of the fund's
Fund                            average daily net assets) average daily net assets)
-----------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio           0.70%                     0.70%
-----------------------------------------------------------------------------------


The Portfolio Manager


The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.



Fund                  Portfolio Manager                 Business Experience
Van Kampen Enterprise Multi-Cap Growth team of
Portfolio             Van Kampen Asset Management
                      Van Kampen Asset Management Inc.
                      1 Parkview Plaza
                      P.O. Box 5555
                      Oakbrook Terrace, IL 60181-5555
                      Stephen L. Boyd (since 2003)      Managing Director, Van Kampen
                      Van Kampen Asset Management       Asset Management.
                      Mary Jayne Maly, CFA (since 2002) Executive Director, Van Kampen
                      Van Kampen Asset Management       Asset Management.
                      Thomas Copper (since 2003)        Vice President, Van Kampen Asset
                      Van Kampen Asset Management       Management.
----------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.





Travelers Series Fund Inc.

Additional information about the subadviser


Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company. Van Kampen has more than $84 billion under management or supervision as of December 31, 2003.



Recent Developments



During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will



                                                     Travelers Series Fund Inc.

ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.





Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                               Van Kampen Enterprise Portfolio
-------------------------------------------------------------------------------------

                                         2003    2002      2001      2000     1999
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 9.40  $ 11.81   $ 25.60   $25.52   $20.56
-------------------------------------------------------------------------------------
Income (loss) operations:
 Net investment income (loss)              0.01     0.05      0.03    (0.06)    0.00*
 Net realized and unrealized gain (loss)   1.67    (2.42)    (9.05)    3.87     5.42
-------------------------------------------------------------------------------------
Total income (loss) from operations        1.68    (2.37)    (9.02)    3.81     5.42
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (0.05)   (0.04)    (0.00)*  (0.00)*  (0.07)
 Net realized gains                          --       --     (4.77)   (3.73)   (0.39)
-------------------------------------------------------------------------------------
Total distributions                       (0.05)   (0.04)    (4.77)   (3.73)   (0.46)
-------------------------------------------------------------------------------------
Net asset value, end of year             $11.03  $  9.40   $ 11.81   $25.60   $25.52
-------------------------------------------------------------------------------------
Total return(1)                           17.93%  (20.07)%  (37.52)%  13.92%   26.48%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)          $97     $100      $165     $331     $313
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.80%    0.76%     0.74%    0.72%    0.73%
 Net investment income (loss)              0.13     0.30      0.18    (0.22)    0.01
-------------------------------------------------------------------------------------
Portfolio turnover rate                     123%      87%      107%     117%     120%
-------------------------------------------------------------------------------------


(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

*  Amount represents less than $0.01 per share.



                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                        Van Kampen Enterprise Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]




Travelers Series Fund Inc.

Prospectus



February 27, 2004






AIM CAPITAL APPRECIATION PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those Funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................  10
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

AIM Capital Appreciation Portfolio

 Investment objective

 Capital appreciation.

 Principal investment strategies


 Key investments The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.


 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process


                               The subadviser emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The subadviser seeks to identify companies having a consistent record of long-term, above-average growth in earnings, as well as companies that are only beginning to experience significant and sustainable earnings growth. The subadviser will invest without regard to market capitalization.


                               In selecting individual companies for
                               investment, the subadviser looks for the following:

                               . New or innovative products, services or
                                 processes that should enhance future earnings
                               . Increasing market share
                               . Experienced and effective management
                               . Competitive advantages

                               The subadviser then considers whether to sell a particular security when it no longer meets these criteria.




                               In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes the fund may also hold a portion of its assets in cash or cash equivalents, including shares of money market funds.





Travelers Series Fund Inc.

Principal risks of investing in the fund

While investing in smaller growth securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. The U.S. stock market declines.
.. An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
.. The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

.. Key economic trends become materially unfavorable.


The fund may invest in relatively new or unseasoned companies that are in their early stages of development. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

.. They may be dependent on a small number of products or services for their revenues
.. They may lack substantial capital reserves to make needed capital investments or absorb losses
.. They may have less experienced management
.. Their securities may be less widely traded, less liquid and more volatile
.. Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition

.. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and potential lack of strict financial and accounting controls and standards.


--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year.


Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 35.92% in 4th quarter 1999; Lowest: -23.04% in 3rd quarter 2001
Risk return bar chart

                                    [CHART]

% Total Return

 1996    1997    1998    1999     2000     2001      2002    2003
------  ------  ------  ------  -------  -------   -------  ------
15.01%  12.15%  17.21%  42.96%  -10.40%  -23.76%   -23.87%  29.31%

Calendar years ended December 31
Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.


--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average annual total returns (for the periods ended December 31, 2003)
                                                                               Since
                                              Inception Date 1 year Five years inception
Fund                                             10/10/95    29.31%    0.79%      7.94%
S&P 500 Index                                                28.67%   -0.57%     10.04%*
Lipper Variable Multi-Cap Growth Fund Average                35.55%   -0.77%      7.94%**


 * Index comparison begins on 10/10/95.


** Index comparison begins on 10/31/95 since index comparison is not available from the fund's inception date.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Variable Multi-Cap Growth Fund Average, an average of the performance of the 110 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor, and the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks. Figures for the Indices include reinvestment of dividends. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table

Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                            None
            Maximum deferred sales charge on redemptions                 None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                    0.80%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.05%
                 Total annual fund operating expenses                   0.85%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
--------------------------------------------------------------------------------
 Example

Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $87    $271    $471    $1,049

 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.




Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional information
about the fund's investments and
certain investment management
techniques the fund may use.
More information about the
fund's investments and portfolio
management techniques, some of
which entail risk, is included in
the Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to the
back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------

Equity investments                   The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
------------------------------------------------------------------------------------------------------------------------

Fixed income investments             The fund may, to a limited extent, invest in fixed income securities. Fixed in-
                                     come investments include bonds, notes (including structured notes), mortgage-
                                     related securities, asset-backed securities, convertible securities, Eurodollar and
                                     Yankee dollar instruments, preferred stocks and money market instruments.
                                     Fixed income securities may be issued by U.S. and foreign corporations or enti-
                                     ties; U.S. and foreign banks; the U.S. government, its agencies, authorities, in-
                                     strumentalities or sponsored enterprises; state and municipal governments;
                                     supranational organizations; and foreign governments and their political subdivisions.
                                     Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------

                    Credit quality

                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                    ply to counterparties to OTC derivatives contracts.

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
---------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest up to 20% of its total assets in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
---------------------------------------------------------------------------------------------------------

                    The Economic and Monetary Union (EMU) and the introduction of a single
                    European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                    EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however, there are significant risks asso-
                    ciated with EMU. Monetary and economic union on this scale has not been at-
                    tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
---------------------------------------------------------------------------------------------------------

Special Situations  The fund may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that com-
                    pany, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among oth-
                    ers: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Al-
                    though large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.
---------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may use derivative contracts, such as futures and options on secu-
techniques              rities, securities indices or currencies; options on these futures; forward cur-
                        rency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

Management


The Manager



Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.


Travelers Investment Adviser Inc.


Travelers Investment Adviser Inc. (TIA) is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.



The fees TIA receives for its services are as follows:



--------------------------------------------------------------------------------------
                                   Actual management fee
                                   paid for the fiscal year  Contractual management
                                   ended October 31, 2003    fee paid
                                   (as a percentage          (as a percentage
                                   of the fund's             of the fund's
Fund                               average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio           0.80%                     0.80%
--------------------------------------------------------------------------------------


The Portfolio Manager


The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.



Fund                     Portfolio Manager                      Business Experience
AIM Capital Appreciation Kenneth A. Zschappel (since inception) Assistant Vice President and Senior
Portfolio                A I M Capital Management, Inc.         Portfolio Manager, AIM Capital.
                         11 Greenway Plaza
                         Suite 100
                         Houston, TX 77046
                         Robert J. Lloyd (since May 1, 2003)    Portfolio Manager, AIM Capital;
                         A I M Capital Management               trader for American Electric Power
                                                                from 1995 to 2001.
                         Christian A. Costanzo                  Portfolio Manager, AIM Capital.
                         (since May 1, 2003)
                         A I M Capital Management
                         Bryan A. Unterhalter (since 2003)      Portfolio Manager, AIM Capital.
                         A I M Capital Management
---------------------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


Additional information about the subadviser


A I M Capital Management, Inc. is a wholly owned subsidiary of A I M Advisors, Inc., a registered investment adviser. AIM Capital and A I M Advisors, Inc. manage approximately $149 billion in assets as of December 31, 2003.





Travelers Series Fund Inc.

Recent Developments




During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.




Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.



                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.


                                             AIM Capital Appreciation Portfolio
------------------------------------------------------------------------------------

                                         2003    2002      2001      2000    1999
------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.04  $  9.11   $ 21.73   $16.30  $12.31
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                      (0.02)   (0.03)    (0.02)   (0.07)  (0.03)
 Net realized and unrealized gain (loss)   1.61    (1.04)    (8.72)    6.03    4.02
------------------------------------------------------------------------------------
Total income (loss) from operations        1.59    (1.07)    (8.74)    5.96    3.99
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                          --       --     (3.88)   (0.53)     --
------------------------------------------------------------------------------------
Total distributions                          --       --     (3.88)   (0.53)     --
------------------------------------------------------------------------------------
Net asset value, end of year              $9.63    $8.04     $9.11   $21.73  $16.30
------------------------------------------------------------------------------------
Total return (1)                          19.78%  (11.75)%  (43.36)%  36.53%  32.41%
------------------------------------------------------------------------------------
Net assets, end of year (millions)         $178     $172      $224     $435    $300
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                  0.85%    0.85%     0.83%    0.83%   0.84%
 Net investment loss                      (0.25)   (0.28)    (0.20)   (0.35)  (0.18)
------------------------------------------------------------------------------------
Portfolio turnover rate                      49%      65%       77%      91%     76%
------------------------------------------------------------------------------------


(1) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the funds may not lawfully sell its shares.

                      AIM Capital Appreciation Portfolio



(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]




Travelers Series Fund Inc.

Prospectus


February 27, 2004






SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.


                                                                            Page
--------------------------------------------------------------------------------
Investments, Risks and Performance.........................................   2
More on the Fund's Investments and Related Risks...........................   5
Management.................................................................   8
Share Transactions.........................................................   9
Share Price................................................................  10
Dividends, Distributions and Taxes.........................................  10
Financial Highlights.......................................................  11
--------------------------------------------------------------------------------

Investments, Risks and Performance

Salomon Brothers Strategic Total Return Bond Portfolio



 Investment objective


 Total Return

 Principal investment strategies


 Key investments The fund invests, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.


 Credit Quality: The fund invests in a globally diverse portfolio of fixed income securities across a range of credit qualities and may invest a substantial portion of the fund's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as "junk bonds".

 Duration: The fund's average duration will generally vary from 3 to 7 years depending on the subadviser's outlook for interest rates. Individual securities may be of any maturity.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               The subadviser uses a combination of a
                               "top-down" approach and quantitative models to create an optimal risk/return allocation of the fund's assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The subadviser then selects individual debt securities within each area on the basis of its views as to the values available in the marketplace.

                               In allocating investments among countries and asset classes, the subadviser evaluates the following:
                               . Currency, inflation and interest rate trends . Proprietary risk measures
                               . Balance of payments status
                               . Growth rate forecasts
                               . Fiscal policies
                               . Political outlook

                               In selecting individual debt securities, the subadviser evaluates the following:
                               . Yield
                               . Maturity
                               . Call or prepayment risk
                               . Issue classification
                               . Credit quality




Travelers Series Fund Inc.

Principal risks of investing in the fund


While investing in global debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund or the fund may not perform as well as other investments, if any of the following occurs:


.. Debt securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
.. As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
.. An unhedged currency in which a security is priced declines in value relative to the U.S. dollar.

.. The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or the stability of a particular government proves to be incorrect.


The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.




The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.


--------------------------------------------------------------------------------


Shareholder Notice:



The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.






                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 7.65% in 3rd quarter 1996; Lowest: -5.35% in 3rd quarter 1998

Risk return bar chart

                                    [CHART]

% Total Return

 1995    1996   1997    1998    1999   2000     2001   2002    2003
------  ------  -----  ------  ------  -----   -----  ------  ------
20.09%  18.70%  7.41%  -1.54%  -1.79%  5.65%   6.47%   8.34%  13.36%

Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.





Average annual total returns (for the periods ended December 31, 2003)
                    Inception Date       1 year       Five years       Since inception
Fund                   6/16/94           13.36%          6.29%              7.22%
Morgan Index                             14.51%          5.66%              7.38%*

* Index comparison begins on 6/16/94.

Comparative
performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the J.P. Morgan
Government Bond Index--Global Unhedged ("Morgan Index"), a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an Index.

--------------------------------------------------------------------------------
 Fee Table




Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                           None
            Maximum deferred sales charge on redemptions                None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                   0.80%
                Distribution and service (12b-1) fees                   None
                     Other expenses                                    0.40%
                 Total annual fund operating expenses                  1.20%


Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
--------------------------------------------------------------------------------
 Example


Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $122   $381    $660    $1,455


 The example assumes:
                   . You invest $10,000 for the period show
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.



4


Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


-------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
-------------------------------------------------------------------------------------------------------------------------

Fixed income investments            The fund invests in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-
                                    backed securities, convertible securities, Eurodollar and Yankee dollar instru-
                                    ments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or spon-
                                    sored enterprises; state and municipal governments; supranational orga-
                                    nizations; and foreign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
-------------------------------------------------------------------------------------------------------------------------

                                    Credit quality

                                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also ap-
                                    ply to counterparties to OTC derivatives contracts.

                                    Investment grade securities

                                    Securities are investment grade if:

                                    .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                                    .They have received a comparable short-term or other rating.
                                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
-------------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------------

                            High yield, lower quality securities

                            The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly lever-
                            aged and have difficulty servicing their debt, especially during prolonged eco-
                            nomic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorat-
                            ing issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
---------------------------------------------------------------------------------------------------------------

Foreign and emerging market The fund may invest in foreign securities.
investments
                            Investments in securities of foreign entities and securities quoted or denomi-
                            nated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
---------------------------------------------------------------------------------------------------------------

                            The emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

                            Economic and Monetary Union (EMU) and the introduction of a single Euro-
                            pean currency (the Euro), which began on January 1, 1999, may increase un-
                            certainties relating to investment in European markets. Among other things,
                            EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                            ciated with EMU. Monetary and economic union on this scale has not been at-
                            tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
---------------------------------------------------------------------------------------------------------------

                            Sovereign government and supranational debt

                            The fund may invest in all types of fixed income securities of governmental is-
                            suers in all countries, including emerging markets. These sovereign debt secu-
                            rities may include:

                            .Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                            .Participations in loans between emerging market governments and financial institutions.
                            .Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                            .Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
---------------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------

                        .Brady Bonds.
                        .Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                        .Fixed income securities issued by supranational entities such as the World
                         Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)
----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------

Securities lending      The fund may engage in securities lending to increase its net investment in-
                        come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
----------------------------------------------------------------------------------------------------------

Defensive investing     The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                        rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

Management


The Manager


Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.


TIA is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.



The fees TIA receives from the fund for its services are as follows:



----------------------------------------------------------------------------------------------------------
                                                       Actual management fee
                                                       paid for the fiscal year  Contractual management
                                                       ended October 31, 2003    fee paid
                                                       (as a percentage          (as a percentage
                                                       of the fund's             of the fund's
Fund                                                   average daily net assets) average daily net assets)
----------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Total Return Bond Portfolio           0.80%                     0.80%
----------------------------------------------------------------------------------------------------------


The Portfolio Manager


The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.



 Fund                         Portfolio Manager                  Business Experience

 Salomon Brothers Strategic   Peter Wilby (since 2000)           Managing Director of SBAM and
 Total Return Bond Portfolio  Salomon Brothers Asset Management, Senior Portfolio Manager for other
                              Inc. (SBAM) and a team of          SBAM fixed income portfolios
                              portfolio managers
                              399 Park Avenue
                              New York, NY 10022

                              Beth A. Semmel (since 2000)        Investment Officer, SBFM;
                              399 Park Avenue                    Managing Director, SBAM.
                              New York, New York 10022
---------------------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


Additional information about the subadviser


SBAM. SBAM is an affiliate of SBFM. SBAM manages approximately $29.741 billion in separate accounts, mutual funds, partnerships and variable annuities as of December 31, 2003.





Travelers Series Fund Inc.

Recent Developments


During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.





Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.




                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.





Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                                   Salomon Brothers Strategic
                                                   Total Return Bond Portfolio
-------------------------------------------------------------------------------------

                                            2003(1)  2002(1) 2001(1) 2000(1) 1999
-------------------------------------------------------------------------------------
Net asset value, beginning of year          $10.13   $10.27  $ 9.89  $10.22  $10.97
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income(2)                     0.54     0.51    0.58    0.81    0.75
 Net realized and unrealized gain (loss)(2)   0.93    (0.17)   0.48   (0.37)  (0.85)
-------------------------------------------------------------------------------------
Total income (loss) from operations           1.47     0.34    1.06    0.44   (0.10)
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                       (0.50)   (0.48)  (0.68)  (0.77)  (0.65)
-------------------------------------------------------------------------------------
Total distributions                          (0.50)   (0.48)  (0.68)  (0.77)  (0.65)
-------------------------------------------------------------------------------------
Net asset value, end of year                $11.10   $10.13  $10.27  $ 9.89  $10.22
-------------------------------------------------------------------------------------
Total return(3)                              15.10%    3.36%  10.99%   4.34%  (0.96)%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)             $21      $21     $18     $20     $23
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                     1.20%    1.24%   1.23%   0.98%   1.13%
 Net investment income(2)                     5.06     4.95    5.69    7.93    6.43
-------------------------------------------------------------------------------------
Portfolio turnover rate                         68%*    385%    448%     54%    135%
-------------------------------------------------------------------------------------

(1) Per share amounts calculated using the monthly average shares method.

(2) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.52, $0.18 and 5.04% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 376%.




                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

            Salomon Brothers Strategic Total Return Bond Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]



Travelers Series Fund Inc.

Prospectus



February 27, 2004




TRAVELERS MANAGED INCOME PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents




Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                                         Page
-----------------------------------------------------------------------------
Investments, Risks and Performance......................................   2
More on the Fund's Investments and Related Risks........................   5
Management..............................................................   9
Share Transactions......................................................  10
Share Price.............................................................  11
Dividends, Distributions and Taxes......................................  11
Financial Highlights....................................................  12
-----------------------------------------------------------------------------

Investments, Risks and Performance

Travelers Managed Income Portfolio


 Investment objective

 High current income consistent with prudent risk of capital.

 Principal investment strategies


 Key investments The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage- and asset backed securities, but may also invest to a limited extent in foreign issuers.


 Credit Quality: The fund invests primarily in investment grade obligations. Up to 35% of the fund's assets may be invested in below investment grade obligations with no minimum rating.

 Duration: At least 65% of the fund's assets are invested in securities having durations of 10 years or less. The fund's average portfolio duration will vary between 2 to 5 years depending on the manager's outlook for interest rates.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.


--------------------------------------------------------------------------------

                               Selection process

                               The manager uses a three step "top down" investment approach to selecting investments for the fund by identifying undervalued sectors and individual securities. Specifically, the manager:

                               . Determines appropriate sector and maturity
                                 weightings based on the manager's intermediate and long-term assessments of broad economic and interest rate trends
                               . Uses fundamental research methods to identify
                                 undervalued sectors of the government and corporate debt markets and adjusts portfolio positions to take advantage of new information
                               . Analyzes yield maturity, issue classification
                                 and quality characteristics to identify
                                 individual securities that present what the manager considers the optimal balance of potential return and manageable risk




Travelers Series Fund Inc.

Principal risks of investing in the fund


While investing in debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


.. The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
.. Interest rates go up, causing the prices of debt securities in the fund to fall.
.. As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.






--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.


Quarterly returns: Highest: 5.75% in 2nd quarter 1995; Lowest: -2.39% in 1st quarter 1996
Risk return bar chart

                            [CHART]

                        % Total Return

 1995   1996   1997   1998   1999   2000   2001   2002    2003
------  -----  -----  -----  -----  -----  -----  -----  ------
16.02%  2.93%  9.72%  5.07%  0.89%  7.89%  6.74%  2.19%   8.43%

                Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.
--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average annual total returns (for the periods ended December 31, 2003)
                          Inception Date     1 year     Five years     Since inception
Fund                         6/16/94          8.43%        5.18%            6.21%
Lehman Brothers Index                         4.31%        6.65%            7.29%*

* Index comparison begins on 6/30/94 since Index comparison is not available from the fund's inception date.
Comparative performance


This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Brothers Index"), formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Lehman Brothers Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                            None
            Maximum deferred sales charge on redemptions                 None
Annual fund operating expenses (paid by the fund as a % of net assets)
                     Management fees                                    0.65%
                Distribution and service (12b-1) fees                    None
                     Other expenses                                     0.03%
                 Total annual fund operating expenses                   0.68%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
  .
--------------------------------------------------------------------------------
 Example


Number of years you owned
your shares                    1 year 3 years 5 years 10 years
Your costs would be             $69    $218    $379     $847


 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge

                   . The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.




Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,    The fund may invest up to 35% of its total assets in non-investment grade debt
Risks and Performance" describes      obligations, commonly known as "junk bonds." The fund may also invest up to
the fund's investment objectives      35% of its total assets in fixed-income obligations having durations longer than
and its principal investment strat-   10 years and invest up to 25% of its assets in asset-backed and mortgage-backed
egies and risks. This section pro-    securities, including CMOs.
vides some additional information
about the fund's investments and
certain investment management
techniques the fund may use. More
information about the fund's
investments and portfolio
management techniques, some of
which entail risk, is included in the
Statement of Additional In-
formation (SAI). To find out how to
obtain an SAI, please turn to the
back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------

Fixed income investments              The fund invests in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-
                                      backed securities, convertible securities, Eurodollar and Yankee dollar instru-
                                      ments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or spon-
                                      sored enterprises; state and municipal governments; supranational orga-
                                      nizations; and foreign governments and their political subdivisions.

                                      Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                      The fund may invest in mortgage-backed and asset-backed securities.
                                      Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
                                      Asset-backed securities represent participations in, or are secured by and pay-
                                      able from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
------------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

---------------------------------------------------------------------------------------------------------

                    Credit quality

                    If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                    Investment grade securities

                    Securities are investment grade if:

                    .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                    .They have received a comparable short-term or other rating.
                    .They are unrated securities that the manager believes are of comparable quality to investment grade securities.
---------------------------------------------------------------------------------------------------------

                    High yield, lower quality securities

                    The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are vola-
                    tile and may go down due to market perceptions of deteriorating issuer credit-
                    worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
---------------------------------------------------------------------------------------------------------

Foreign investments The fund may invest up to 20% of its assets in foreign securities.

                    Investments in securities of foreign entities and securities quoted or denomi-
                    nated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

---------------------------------------------------------------------------------------------------------

                    The Economic and Monetary Union (EMU) and the introduction of a single
                    European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                    EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                    ciated with EMU. Monetary and economic union on this scale has not been at-
                    tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
---------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------

                        Sovereign government and supranational debt

                        The fund may invest in all types of fixed income securities of governmental is-
                        suers in all countries, including emerging markets. These sovereign debt secu-
                        rities may include:

                        .Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                        .Participations in loans between emerging market governments and financial institutions.
                        .Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                        .Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                        .Brady Bonds
                        .Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                        .Fixed income securities issued by supranational entities such as the World
                         Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)
----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------

Securities lending  The fund may engage in securities lending to increase its net investment in-
                    come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

Management

The managers

Travelers Asset Management International Company LLC (TAMIC) is the fund's manager. TAMIC selects investments for the funds.

Travelers Asset Management International Company, LLC


TAMIC is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). TAMIC is the outside investment arm of Citigroup's insurance companies. It managed $14.2 billion in assets as of December 31, 2003, including institutional, pension, corporate and insurance company accounts. TAMIC is located at 242 Trumbull Street, Hartford, Connecticut 06115-0449. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated domestic insurance companies.



The fees TAMIC receives from the fund for its services are as follows:



--------------------------------------------------------------------------------------
                                   Actual management fee
                                   paid for the fiscal year  Contractual management
                                   ended October 31, 2003    fee paid
                                   (as a percentage          (as a percentage
                                   of the fund's             of the fund's
Fund                               average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------
Travelers Managed Income Portfolio           0.65%                     0.65%
--------------------------------------------------------------------------------------


The Portfolio Manager


The table below sets forth the names and business experience of the fund's portfolio managers.



Fund                     Portfolio Manager         Business Experience
Travelers Managed Income Gene Collins (since 2004) Senior Vice President, TAMIC.
Portfolio                TAMIC
                         399 Park Avenue
                         New York, New York 10043
                         Kurt Lin (since 2004)     Vice President, TAMIC.
                         TAMIC
                         399 Park Avenue
                         New York, New York 10043
--------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.




                                                     Travelers Series Fund Inc.

Recent Developments



During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.



Travelers Series Fund Inc.

Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed on the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent a fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.



                                                     Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                                 Travelers Managed Income Portfolio

                                            2003(1)  2002(1)   2001(1)  2000(1)  1999(1)
-----------------------------------------------------------------------------------------
Net asset value, beginning of year           $11.38   $12.57    $11.58   $11.49   $11.65
-----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income(2)                      0.50     0.56      0.71     0.76     0.65
 Net realized and unrealized gain (loss)(2)    0.69    (1.07)     0.83    (0.24)   (0.45)
-----------------------------------------------------------------------------------------
Total income (loss) from operations            1.19    (0.51)     1.54     0.52     0.20
-----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (0.68)   (0.63)    (0.55)   (0.43)   (0.29)
 Net realized gains                           (0.05)   (0.05)       --       --    (0.07)
-----------------------------------------------------------------------------------------
Total distributions                           (0.73)   (0.68)    (0.55)   (0.43)   (0.36)
-----------------------------------------------------------------------------------------
Net asset value, end of year                 $11.84   $11.38    $12.57   $11.58   $11.49
-----------------------------------------------------------------------------------------
Total return(3)                               10.85%   (4.06)%   13.50%    4.55%    1.75%
-----------------------------------------------------------------------------------------
Net assets, end of year (000s)              $   252  $   208   $   221  $   151  $   113
-----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                      0.68%    0.69%     0.68%    0.69%    0.76%
 Net investment income(2)                      4.34     4.68      5.76     6.56     5.57
-----------------------------------------------------------------------------------------
Portfolio turnover rate                         163%     177%      194%     181%     411%
-----------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


(2) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.




Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the funds. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      Travelers Managed Income Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus


February 27, 2004




MFS TOTAL RETURN PORTFOLIO





  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   9
             Share Transactions..............................  11
             Share Price.....................................  12
             Dividends, Distributions and Taxes..............  12
             Financial Highlights............................  13
             -----------------------------------------------------

Investments, Risks and Performance

MFS Total Return Portfolio


 Investment objectives

 Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

 Secondary: Growth of capital and income.



 Principal investment strategies

 Key investments The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

 The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S. Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

 Credit quality: The fund's assets may consist of both investment grade and lower quality securities. The fund may invest up to 20% of the fund's assets in nonconvertible fixed income securities rated below investment grade or unrated securities of equivalent quality.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.


--------------------------------------------------------------------------------

                               Selection process

                               Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:


                               . between 40% and 75% in equity securities

                               . at least 25% in non-convertible fixed income
                                 securities

                               Equity investments

                               The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:


                               . that are undervalued in the market relative to
                                 their long-term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes

                               . that generally have low price-to-book,
                                 price-to-sales and/or price-to-earnings ratios
                               . with relatively large market capitalizations
                                 (i.e., market capitalizations of $5 billion or more).

                               The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

                               Fixed income investments

                               The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.




Travelers Series Fund Inc.

Principal risks of investing in the fund


While investing in a mix of equity and debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


.. The subadviser's allocation of investments between equity and fixed income securities results in missed attractive investment opportunities by underweighting markets that generate significant returns or losses incurred by overweighting markets that experience significant declines.
.. The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
.. Equity investments lose their value due to a decline in the U.S. stock market. .. Value or large capitalization stocks are temporarily out of favor.
.. An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.

.. Key economic trends become materially unfavorable.

.. Fixed income investments lose their value due to an increase in interest rates.
.. The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.

.. It becomes necessary to enforce rights against the assets underlying mortgage- and asset-backed securities even though the securities themselves are subject to the same default risks as other fixed income securities.

.. As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
.. As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
.. Interest rates change, because securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.



Quarterly returns: Highest: 10.60% in 2nd quarter 2003; Lowest: -8.32% in 3rd quarter 2002

Risk return bar chart

                                     [CHART]

                                 % Total Return

     1995    1996    1997    1998   1999    2000    2001     2002    2003
    ------  ------  ------  ------  -----  ------  ------   ------  ------
    25.70%  14.51%  21.18%  11.67%  2.63%  16.64%   0.00%   -5.26%  16.53%

                        Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.


--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



Average annual total returns (for the periods ended December 31, 2003)
                                         Inception Date 1 year Five years Since inception
Fund                                        6/16/94     16.53%    5.74%        10.17%
S&P 500                                                 28.67%   -0.57%        11.59%*
Lehman Brothers Aggregate Index+                         4.10%    6.62%         7.77%**
Lehman Brothers Government/Credit Index+                 4.67%    6.66%         7.86%**

* Index comparison begins on 6/16/94.
** Index comparison begins on 6/30/94 since index comparison is not available from the fund's inception date.

+ It is the opinion of management that the Lehman Brothers Aggregate Index more accurately reflects the current composition of the fund than the Lehman Brothers Government/Credit Index. In future reporting, the Lehman Brothers Aggregate Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Government/Credit Index.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks, the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Aggregate Index"), a broad-based unmanaged index comprised of issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities, and the Lehman Brothers Government/Credit Bond Index ("Lehman Brothers Government/Credit Index"), formerly known as the Lehman Brothers Government/Corporate Bond Index, a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


Shareholder fees (paid directly into your investment)
            Maximum sales charge on purchases                               None
            Maximum deferred sales charge on redemptions                    None
Annual fund operating expenses (paid by the Fund as a % of net assets)
                     Management fees                                       0.80%
                Distribution and service (12b-1) fees                       None
                     Other expenses                                        0.02%
                 Total annual fund operating expenses                      0.82%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
--------------------------------------------------------------------------------
 Example


Number of years you owned your shares  1 year   3 years   5 years   10 years
         Your costs would be           $84      $262      $455      $1,014



 The example assumes:  .   You invest $10,000 for the period shown
                       .   You reinvest all distributions and dividends without a sales charge
                       .   The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       .   Your investment has a 5% return each year
                       .   Redemption of your shares at the end of the period


This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.




Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,    The fund may invest without limit in ADRs and up to 20% of its total assets in
Risks and Performance" describes      foreign securities.
the fund's investment objectives
and its principal investment strat-
egies and risks. This section pro-
vides some additional information
about the fund's investments and
certain investment management
techniques the fund may use.
More information about the fund's
investments and portfolio
management techniques, some of
which entail risk, is included in the
Statement of Additional In-
formation (SAI). To find out how
to obtain an SAI, please turn to the
back cover of this prospectus.
------------------------------------------------------------------------------------------------------------------------

Equity investments                    Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                      counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
------------------------------------------------------------------------------------------------------------------------

Fixed income investments              Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible secu-
                                      rities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agen-
                                      cies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

                                      Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
------------------------------------------------------------------------------------------------------------------------

                                      The fund may invest in mortgage-backed and asset-backed securities.
                                      Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
                                      Asset-backed securities represent participations in, or are secured by and pay-
                                      able from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
------------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

-----------------------------------------------------------------------------------------------------------------

                            Credit quality

                            If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                            Investment grade securities

                            Securities are investment grade if:

                            .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            .They have received a comparable short-term or other rating.
                            .They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                            High yield, lower quality securities

                            The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly lever-
                            aged and have difficulty servicing their debt, especially during prolonged eco-
                            nomic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorat-
                            ing issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.
-----------------------------------------------------------------------------------------------------------------

Foreign and emerging market The fund may invest in foreign securities.
investments
                            Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other re-
                            strictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.
-----------------------------------------------------------------------------------------------------------------

                            Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

                            The Economic and Monetary Union (EMU) and the introduction of a single
                            European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things,
                            EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                            ciated with EMU. Monetary and economic union on this scale has not been at-
                            tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
-----------------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------

                        Sovereign government and supranational debt

                        The fund may invest in all types of fixed income securities of governmental is-
                        suers in all countries, including emerging markets. These sovereign debt secu-
                        rities may include:

                        .Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                        .Participations in loans between emerging market governments and financial institutions.
                        .Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                        .Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                        .Brady Bonds.
                        .Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                        .Fixed income securities issued by supranational entities such as the World
                         Bank or the European Economic Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development).
----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------

Securities lending  The fund may engage in securities lending to increase its net investment in-
                    come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------

Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

Management


The Manager


Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.


TIA is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.


Fees TIA receives from the fund for its services are as follows:

------------------------------------------------------------------------------
                           Actual management fee
                           paid for the fiscal year  Contractual management
                           ended October 31, 2003    fee paid
                           (as a percentage          (as a percentage
                           of the fund's             of the fund's
Fund                       average daily net assets) average daily net assets)
------------------------------------------------------------------------------
MFS Total Return Portfolio           0.80%                     0.80%
------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

The Portfolio Manager


The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.



Fund                       Portfolio Manager                  Business Experience
MFS Total Return Portfolio David M. Calabro (since inception) Senior Vice President, head of the
                           Manager of investment team         portfolio management team and
                           Massachusetts Financial Services   manager of the equity portion of
                           Company                            the portfolio, MFS.
                           500 Boylston Street
                           Boston, MA 02116
                           Kenneth J. Enright (since 1999)    Senior Vice President and portfolio
                                                              manager of the series' equity
                                                              portion; MFS since 1999.
                           Steven R. Gorham (since 2002)      Senior Vice President and portfolio
                                                              manager of the series' equity
                                                              portion; MFS since 1992.
                           Constantinos G. Mokas (since 1998) Senior Vice President and portfolio manager of the series' equity
                                                              portion; MFS since 1990.
                           Lisa B. Nurme (since 1995)         Senior Vice President and portfolio
                                                              manager of the series' equity
                                                              portion; MFS since 1987.
                           Michael W. Roberge (since 2002)    Senior Vice President and portfolio
                                                              manager of the fund's fixed income
                                                              securities; MFS since 1996.
                           William Adams (since 2004)         Vice President and portfolio
                                                              manager of the fund's fixed income
                                                              securities; MFS since 1997.
-------------------------------------------------------------------------------------------------


Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


Additional information about the subadviser


Massachusetts Financial Services Company ("MFS") and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $140.3 billion as of December 31, 2003.



Recent Developments





During the period from 1997 - 1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the





Travelers Series Fund Inc.

fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.




Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.


Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.






                                                     Travelers Series Fund Inc.

Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                                      MFS Total Return Portfolio
------------------------------------------------------------------------------------------

                                            2003     2002      2001      2000     1999(1)
------------------------------------------------------------------------------------------
Net asset value, beginning of year           $14.44   $16.08    $17.16    $16.22   $16.23
------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income(2)                      0.34     0.39      0.42      0.54     0.52
 Net realized and unrealized gain (loss)(2)    1.49    (0.98)    (0.42)     1.43     0.72
------------------------------------------------------------------------------------------
Total income (loss) from operations            1.83    (0.59)     0.00*     1.97     1.24
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (0.50)   (0.44)    (0.48)    (0.46)   (0.37)
 Net realized gains                              --    (0.61)    (0.60)    (0.57)   (0.88)
------------------------------------------------------------------------------------------
Total distributions                           (0.50)   (1.05)    (1.08)    (1.03)   (1.25)
------------------------------------------------------------------------------------------
Net asset value, end of year                 $15.77   $14.44    $16.08    $17.16   $16.22
------------------------------------------------------------------------------------------
Total return(3)                               13.05%   (3.59)%   (0.22)%   12.77%    7.62%
------------------------------------------------------------------------------------------
Net assets, end of year (millions)          $   997  $   830   $   804   $   697  $   622
------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                      0.82%    0.83%     0.83%     0.83%    0.84%
 Net investment income(2)                      2.37     2.81      3.08      3.42     3.11
------------------------------------------------------------------------------------------
Portfolio turnover rate                          49%      81%       88%      108%      97%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

*  Amount represents less than $0.01 per share.


                                                     Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                          MFS Total Return Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                                        [GRAPHIC]

                                        Umbrella


Travelers Series Fund Inc.

Prospectus



February 27, 2004






PIONEER STRATEGIC INCOME PORTFOLIO




  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents


Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those Funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.



                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   9
             Share Transactions..............................  10
             Share Price.....................................  11
             Dividends, Distributions and Taxes..............  11
             Financial Highlights............................  12
             -----------------------------------------------------

Investments, Risks and Performance

Pioneer Strategic Income Portfolio

 Investment objective

 A high level of current income.

 Principal investment strategies

 Key investments The fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities market.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.

--------------------------------------------------------------------------------

                               Selection process

                               The sub-adviser allocates the fund's investments among the following three segments of the debt markets:

                               . Below investment grade (high yield) securities
                                 of U.S. and non-U.S. issuers;
                               . Investment grade securities of U.S. issuers;
                                 and
                               . Investment grade securities of non-U.S.
                                 issuers.

                               The sub-adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

                               The fund invests primarily in:

                               . Debt securities issued or guaranteed by the
                                 U.S. government, its agencies or
                                 instrumentalities or non-U.S. governmental entities;
                               . Debt securities of U.S. and non-U.S. corporate
                                 issuers, including convertible debt; and
                               . Mortgage-backed and asset-backed securities.


                               The fund invests in securities with a broad range of maturities. Depending upon the sub-adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the sub-adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the sub-adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.





Travelers Series Fund Inc.

Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon the sub-adviser's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The sub-adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the sub-adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the sub-adviser determines the preferable portfolio characteristics, the sub-adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The sub-adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the sub-adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Principal risks of investing in the fund


While investing in fixed income securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


.. Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
.. As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
.. An unhedged currency in which a security is priced declines in value relative to the U.S. dollar.

.. The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or the stability of a particular government proves to be incorrect.


The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.


To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other types of fixed income securities.


--------------------------------------------------------------------------------



                                                     Travelers Series Fund Inc.

Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. Prior to June 30, 2003, the fund had a different sub-adviser. On June 30, 2003, the fund's name was changed from Putnam Diversified Income Portfolio to Pioneer Strategic Income Portfolio.



Quarterly returns: Highest: 7.67% in 2nd quarter 2003; Lowest: -3.34% in 3rd quarter 1998

Risk return bar chart

                            [CHART]

                        % Total Return

 1995   1996   1997   1998   1999    2000    2001   2002     2003
------  -----  -----  -----  -----  ------  -----  ------   ------
17.49%  8.14%  7.69%  0.67%  1.11%  -0.39%  4.23%   5.89%   19.54%

                Calendar years ended December 31
Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.


--------------------------------------------------------------------------------
 Risk Return Table

 This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.



 Average annual total returns (for the periods ended December 31, 2003)
                             Inception Date     1 year     Five years     Since inception
 Fund                           6/16/94         19.54%        5.85%            6.70%
 Lehman Brothers Index                           4.10%        6.62%            7.77%*
 Citigroup Index                                18.52%        5.21%            6.97%**

 * Index comparison begins on 6/30/94 since index comparison is not available from the fund's inception date.
** Index comparison begins on 6/16/94.
Comparative
performance


This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index") and the Citigroup Non-U.S. World Government Bond Index--Unhedged ("Citigroup Index"), both of which are broad-based unmanaged indices. (The Lehman Brothers Index consists of a variety of domestically issued bonds. The Citigroup Index consists of foreign government bonds.) Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 Fee Table


 Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                 None
Maximum deferred sales charge on redemptions                      None
 Annual fund operating expenses (paid by the Fund as a % of net assets)
         Management fees                                         0.75%
         Distribution and service (12b-1) fees                    None
         Other expenses                                          0.25%
         Total annual fund operating expenses                    1.00%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.
--------------------------------------------------------------------------------
 Example


 Number of years you owned your shares   1 year   3 years   5 years   10 years
         Your costs would be             $102     $318      $552      $1,225

 The example assumes:
                   .  You invest $10,000 for the period shown
                   .  You reinvest all distributions and dividends without a
                     sales charge

                   .  The fund's operating expenses (before fee waivers and/or expense  reimbursements, if any) remain the same

                   .  Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.


Travelers Series Fund Inc.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques


-------------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,
Risks and Performance" describes
the fund's investment objective and
its principal investment strategies
and risks. This section provides
some additional information about
the fund's investments and certain
investment management tech-
niques the fund may use. More in-
formation about the fund's
investments and portfolio
management techniques, some of
which entail risk, is included in the
Statement of Additional Information
(SAI). To find out how to obtain an
SAI, please turn to the back cover of
this prospectus.
-------------------------------------------------------------------------------------------------------------------------
Equity investments                    Subject to its particular investment policies, the fund may invest up to 20% of its assets in all types of equity securities. Equity securities include exchange-
                                      traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, depository receipts and shares, trust certificates, limited partnership in-
                                      terests, shares of other investment companies and equity participations.
-------------------------------------------------------------------------------------------------------------------------
Fixed income investments              The fund invests at least 80% of its total assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                                      Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corpo-
                                      rations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

                                      The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
                                      The fund may invest in mortgage-backed and asset-backed securities.
                                      Mortgage-related securities may be issued by private companies or by agencies of the U.S. or foreign governments and represent direct or indirect partic-
                                      ipations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are se-
                                      cured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
-------------------------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

-----------------------------------------------------------------------------------------------------------------

                            Credit quality

                            If a security receives different ratings, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rat-
                            ing organization changes the rating quality assigned to one or more of the fund's portfolio securities, the subadvisor will consider if any action is appro-
                            priate in light of the fund's investment objective and policies.

                            Investment grade securities

                            Securities are investment grade if:

                            .They are rated, respectively, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            .They have received a comparable short-term or other rating.
                            .They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                            High yield, lower quality securities

                            The fund may invest a substantial portion of its assets in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, espe-
                            cially during prolonged economic recessions or periods of rising interest rates.
                            The prices of lower quality securities are volatile and may go down due to mar-
                            ket perceptions of deteriorating issuer creditworthiness or economic conditions.
                            Lower quality securities may become illiquid and hard to value in declining markets.

                            Convertible securities

                            As with all fixed income securities, the market values of convertible debt secu-
                            rities tend to decline as interest rates increase and, conversely, to increase as in-
                            terest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.
-----------------------------------------------------------------------------------------------------------------
Foreign and emerging market The fund may invest in foreign securities.
investments
                            Investments in securities of foreign entities and securities quoted or denomi-
                            nated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments and, with respect to certain countries, the possibility of expropriation of assets, nationalization, confiscatory taxation or limitations on the removal of funds or other assets of the fund or debt renuncia-
                            tion. Changes in foreign currency rates relative to the U.S. dollar will affect the
                            U.S. dollar value of the fund's assets.

                            Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.
-----------------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

----------------------------------------------------------------------------------------------------------

                        Sovereign government and supranational debt
                        The fund may invest in all types of fixed income securities of governmental is-
                        suers in all countries, including emerging markets. These sovereign debt secu-
                        rities may include:
                        .Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                        .Participations in loans between emerging market governments and financial institutions.
                        .Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                        .Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                        .Brady Bonds.
                        .Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                        .Fixed income securities issued by supranational entities such as the World
                         Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development).
----------------------------------------------------------------------------------------------------------
Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return
                        .As a cash flow management technique

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make the fund less liquid and harder to value, especially in declining markets.
----------------------------------------------------------------------------------------------------------




                                                     Travelers Series Fund Inc.

------------------------------------------------------------------------------------------------------
Securities lending  The fund may engage in securities lending to increase its net investment in-
                    come. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.
------------------------------------------------------------------------------------------------------
Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt secu-
                    rities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
------------------------------------------------------------------------------------------------------
Portfolio turnover  The fund may engage in active and frequent trading to achieve its principal in-
                    vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
------------------------------------------------------------------------------------------------------





Travelers Series Fund Inc.

Management

The Manager

Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.


TIA is a wholly owned subsidiary of Plaza LLC (Plaza), which is an indirect wholly owned subsidiary of Citigroup Inc. TIA is located at 399 Park Avenue, New York, New York 10022. TIA, an affiliate of Smith Barney Fund Management LLC, acts as investment manager to investment companies having aggregate assets of approximately $2.5 billion as of December 31, 2003.



The fees TIA receives from the fund for its services are as follows:



--------------------------------------------------------------------------------------
                                   Actual management fee
                                   paid for the fiscal year  Contractual management
                                   ended October 31, 2003    fee paid
                                   (as a percentage          (as a percentage
                                   of the fund's             of the fund's
Fund                               average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio           0.75%                     0.75%
--------------------------------------------------------------------------------------


The Portfolio Manager


The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of the fund's portfolio manager.


Fund                     Portfolio Manager              Business Experience
Pioneer Strategic Income Fixed Income Team of Pioneer   Senior Vice President and Director
Portfolio                Investment Management, Inc.    of Fixed Income Investments,
                         60 State Street                Pioneer Investment Management,
                         Boston, MA 02109               Inc. Previously, Senior Vice
                         Kenneth J. Taubes (since 2003) President of Pioneer Investment
                                                        Management, Inc.
------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent


Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.



Additional information about the subadviser



Pioneer Investment Management, Inc. ("Pioneer") is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $145 billion worldwide, including over $34 billion in assets under management by Pioneer. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.




                                                     Travelers Series Fund Inc.

Recent Developments





During the period from 1997-1999, Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of Citigroup Asset Management ("CAM"), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's current sub-transfer agent), and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.


The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.


Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.




Travelers Series Fund Inc.

Excessive exchange transactions



Excessive trading of fund shares can harm the fund and its shareholders. However, the fund's shares are offered exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has little or no access to the records of individual contract holders. The fund is dependent on the ability of the insurance company sponsors of these Separate Accounts to limit excessive trading of fund shares. There can be no assurance that excessive trading in the fund's shares will not occur.


Share Price


The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The New York Stock Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.

Dividends, Distributions and Taxes


The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.



The fund is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.




                                                     Travelers Series Fund Inc.

Financial Highlights


The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.


For a share of capital stock outstanding throughout each year ended October 31.


                                               Pioneer Strategic Income Portfolio
-------------------------------------------------------------------------------------

                                             2003/(1)/ 2002   2001    2000    1999
-------------------------------------------------------------------------------------
Net asset value, beginning of year             $8.94   $9.94  $10.31  $11.24  $11.70
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (2)                      0.63    1.14    0.93    0.93    0.91
 Net realized and unrealized gain (loss) (2)    1.04   (0.94)  (0.47)  (0.88)  (0.70)
-------------------------------------------------------------------------------------
Total income from operations                    1.67    0.20    0.46    0.05    0.21
-------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (1.08)  (1.20)  (0.83)  (0.98)  (0.67)
-------------------------------------------------------------------------------------
Total distributions                            (1.08)  (1.20)  (0.83)  (0.98)  (0.67)
-------------------------------------------------------------------------------------
Net asset value, end of year                   $9.53   $8.94   $9.94  $10.31  $11.24
-------------------------------------------------------------------------------------
Total return (3)                               20.56%   2.00%   4.60%   0.21%   1.80%
-------------------------------------------------------------------------------------
Net assets, end of year (millions)              $100     $97    $128    $141    $156
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                       1.00%   0.93%   0.90%   0.87%   0.83%
 Net investment income (2)                      7.05    8.24    8.83    7.78    7.85
-------------------------------------------------------------------------------------
Portfolio turnover rate                          141%    208%    150%    105%    118%
-------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.


(2) Effective November 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the net investment income, net realized and unrealized loss and ratio of net investment income to average net assets would have been $1.16, $0.96, and 8.42%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.







Travelers Series Fund Inc.

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.


Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund Inc., 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                      Pioneer Strategic Income Portfolio


(Investment Company Act file no. 811-08372)

L-12410 2/04

                               February 27, 2004




                      STATEMENT OF ADDITIONAL INFORMATION

                          Travelers Series Fund Inc.
                               125 Broad Street
                           New York, New York 10004
                                1-800-842-8573


   This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectuses (collectively, the "Prospectuses") of the portfolios of the Travelers Series Fund Inc. (the "Company"), each dated February 27, 2004 (as amended or supplemented from time to time), and should be read in conjunction with the Prospectuses. The Company is a series investment company consisting of fifteen portfolios (each, a "fund"). The Prospectuses for each fund may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.


   Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the "Separate Accounts") that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the "Contracts"). The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

   The Company, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of fifteen funds:

   The Smith Barney International All Cap Growth Portfolio (formerly Smith Barney International Equity Portfolio) seeks total return on its assets from growth of capital and income and will invest at least 80% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

   The Smith Barney Large Cap Value Portfolio seeks long-term growth of capital with current income a secondary objective. This fund invests primarily, but not exclusively, in common stocks.

   The Smith Barney Large Capitalization Growth Portfolio seeks long-term growth of capital by investing in equity securities of companies with market capitalization of at least $5 billion at the time of investment.

   The Strategic Equity Portfolio (formerly Alliance Growth Portfolio) seeks capital appreciation.

   The AIM Capital Appreciation Portfolio seeks to provide growth of capital by investing principally in common stocks.

   The Van Kampen Enterprise Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks.


   The Smith Barney Aggressive Growth Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index.

   The Smith Barney Mid Cap Core Portfolio (formerly Smith Barney Mid Cap Portfolio) seeks long-term growth of capital by investing primarily in equity securities of medium sized companies.

   The MFS Total Return Portfolio seeks above-average income (compared to a fund invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the fund believes that there should be a reasonable opportunity for growth of capital and income.

   The Salomon Brothers Strategic Total Return Bond Portfolio (formerly Salomon Brothers Global High Yield Portfolio) primarily seeks total return by investing in a globally diverse portfolio of fixed income securities of U.S. and foreign companies, banks and governments including those in emerging markets.

   The Travelers Managed Income Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage and asset backed securities, but may also invest to a limited extent in foreign issuers.

   The Pioneer Strategic Income Portfolio (formerly Putnam Diversified Income Portfolio) seeks a high level of current income.


   The Smith Barney High Income Portfolio seeks high current income by investing at least 80% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers. Capital appreciation is a secondary objective.


   The SB Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value from movements in interest rates.

   The Smith Barney Money Market Portfolio seeks maximum current income consistent with preservation of capital. Shares of Smith Barney Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

   In all cases, there can be no assurance that a fund will achieve its investment objective.

                                   CONTENTS


Directors and Executive Officers...........................................   3
Investment Objectives and Management Policies..............................   7
Investment Practices.......................................................  27
Risk Factors...............................................................  50
Investment Restrictions....................................................  61
Portfolio Turnover.........................................................  78
Taxation...................................................................  78
Performance Information....................................................  82
Determination of Net Asset Value...........................................  86
Availability of the Funds..................................................  87
Redemption of Shares.......................................................  87
Management.................................................................  87
Other Information about the Company........................................  95
Financial Statements....................................................... 100
Other Information.......................................................... 100
Appendix A--Ratings on Debt Obligations.................................... A-1
Appendix B--Proxy Voting Policies and Procedures........................... B-1

                       DIRECTORS AND EXECUTIVE OFFICERS

   The Directors and Executive Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. Each Director serves and holds office until a successor is elected and qualified. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

   Each Director and Executive Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the Investment Company Act of 1940 (the "1940 Act"), and are referred to as "Non-Interested Directors."


                                            Term of                                      Number of
                                            Office*                                     Portfolios
                                              and                                         in Fund
                               Position(s) Length of                                      Complex
                                Held with    Time         Principal Occupation(s)        Overseen
Name, Address, and Age           Company    Served          During Past 5 Years         by Director
----------------------         ----------- --------- ---------------------------------- -----------
Non-Interested Directors:
A.E. Cohen                      Director     Since   Consultant to Chugai                    17
444 Madison Avenue                           1996    Pharmaceutical Co. Ltd.
New York, NY 10022
Age 67



Robert A. Frankel               Director     Since   Managing Partner of Robert A.           24
1961 Deergrass Way                           1999    Frankel Management Consultants;
Carlsbad, CA 92009                                   Former Vice President of The
Age 76                                               Readers Digest Association, Inc.

Michael E. Gellert              Director     Since   General Partner of Windcrest            17
122 East 42nd Street                         1999    Partners, a venture capital
New York, NY 10168                                   firm
Age 72




Rainer Greeven                  Director     Since   Attorney, Rainer Greeven PC             17
630 5th Avenue                               1994
New York, NY 10111
Age 67

Susan M. Heilbron               Director     Since   Owner/Consultant of Lacey &             17
P.O. Box 557                                 1994    Heilbron, a public relations firm
Chilmark, MA 02535
Age 59
Interested Director:
R. Jay Gerken***                Chairman,    Since   Managing Director of Citigroup         221
Citigroup Asset Management      President    2002    Global Markets Inc. ("CGM");
("CAM")                         and Chief            Chairman, President and Chief
399 Park Avenue                 Executive            Executive Officer of SBFM,
4th Floor                       Officer              Travelers Investment Adviser, Inc.
New York, NY 10022                                   ("TIA") and Citi Fund
Age 52                                               Management Inc. ("CFM");
                                                     President and Chief Executive
                                                     Officer of certain mutual funds
                                                     associated with Citigroup Inc.;
                                                     Formerly, Portfolio Manager of
                                                     Smith Barney Allocation Series
                                                     Inc. (from 1996-2001) and Smith
                                                     Barney Growth and Income Fund
                                                     (from 1996-2000)






                                         Other Directorships
Name, Address, and Age                   Held by Director**
----------------------         ---------------------------------------
Non-Interested Directors:
A.E. Cohen                     Director of Akzo Nobel NV, Teva
444 Madison Avenue             Pharmaceutical Inc., Ltd. and Chugai
New York, NY 10022             Pharmaceutical Co. Ltd.; Chairman of
Age 67                         Vasomedical, Inc., Neurobiological
                               Technologies Inc. and Kramex
                               Corporation

Robert A. Frankel              None
1961 Deergrass Way
Carlsbad, CA 92009
Age 76

Michael E. Gellert             Director of Dalet S.A. (a publicly held
122 East 42nd Street           French company), Devon Energy Corp.,
New York, NY 10168             Humana, Inc. (health benefits
Age 72                         company), SEACOR SMIT, Inc.
                               (offshore marine services provider) and
                               Six Flags, Inc. (worldwide regional
                               theme park operators)

Rainer Greeven                 None
630 5th Avenue
New York, NY 10111
Age 67

Susan M. Heilbron              None
P.O. Box 557
Chilmark, MA 02535
Age 59
Interested Director:
R. Jay Gerken***               None
Citigroup Asset Management
("CAM")
399 Park Avenue
4th Floor
New York, NY 10022
Age 52









--------
*   Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
*** Mr. Gerken is an "interested person" of the Company as defined in the 1940
    Act because he is an officer of Smith Barney Fund Management LLC ("SBFM") and its affiliates.

                                       Term of                                        Number of
                                       Office*                                       Portfolios
                                         and                                           in Fund
                        Position(s)   Length of                                        Complex
                         Held with      Time          Principal Occupation(s)         Overseen   Other Directorships
Name, Address, and Age    Company      Served           During Past 5 Years          by Director Held by Director**
---------------------- -------------- --------- ------------------------------------ ----------- -------------------
 Executive Officers:

 Andrew B. Shoup       Senior Vice      Since   Director of CAM; Senior Vice             N/A             N/A
 CAM                   President and    2003    President and Chief Administrative
 125 Broad Street      Chief                    Officer of mutual funds associated
 10th Floor            Administrative           with Citigroup; Treasurer of certain
 New York, NY 10004    Officer                  mutual funds associated with
 Age 47                                         Citigroup; Head of International
                                                Funds Administration of CAM
                                                (from 2001 to 2003); Director of
                                                Global Funds Administration of
                                                CAM (from 2000 to 2001); Head
                                                of U.S. Citibank Funds
                                                Administration of CAM (from
                                                1998 to 2000)

 Richard L. Peteka     Chief            Since   Director of CGM; Chief Financial         N/A             N/A
 CAM                   Financial        2002    Officer and Treasurer of certain
 125 Broad Street      Officer and              mutual funds associated with
 11th Floor            Treasurer                Citigroup Inc.; formerly Director
 New York, NY 10004                             and Head of Internal Control for
 Age 42                                         Citigroup Asset Management U.S.
                                                Mutual Fund Administration from
                                                1999-2002; Vice President, Head
                                                of Mutual Fund Administration and
                                                Treasurer at Oppenheimer Capital
                                                from 1996-1999

 Jeffrey J. Russell    Vice President   Since   Managing Director of CGM                 N/A             N/A
 CAM                   and              1994
 399 Park Avenue       Investment
 4th Floor             Officer
 New York, NY 10022
 Age 46

 Peter J. Wilby, CFA   Vice President   Since   Managing Director of CGM                 N/A             N/A
 CAM                   and              2000
 399 Park Avenue       Investment
 4th Floor             Officer
 New York, NY 10022
 Age 45

 Martin R. Hanley      Vice President   Since   Director of CGM and Investment           N/A             N/A
 CAM                   and              1994    Officer of SBFM
 399 Park Avenue       Investment
 New York, NY 10022    Officer
 Age 38

 Gene Collins          Vice President   Since   Senior Vice President of Travelers       N/A             N/A
 TAMIC                 and              2004    Asset Management International
 399 Park Avenue       Investment               Company LLC ("TAMIC")
 New York, NY          Officer
 10022 Age 57

 Kurt Lin              Vice President   Since   Vice President of TAMIC                  N/A             N/A
 TAMIC                 and              2004
 399 Park Avenue       Investment
 New York, NY          Officer
 10022 Age 39

 David M. Calabro      Investment       Since   Senior Vice President of                 N/A             N/A
 MFS                   Officer          1994    Massachusetts Financial Services
 500 Boylston Street                            Company ("MFS")
 Boston, MA 02116
 Age 44

 Beth A. Semmel, CFA   Vice President   Since   Managing Director of CGM                 N/A             N/A
 CAM                   and              2002
 399 Park Avenue       Investment
 New York, NY 10013    Officer
 Age 43


--------
*  Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                                                                                         Number of
                                            Term of                                     Portfolios
                                            Office*                                         in
                                              and                                          Fund
                               Position(s) Length of                                      Complex
                                Held with    Time         Principal Occupation(s)        Overseen   Other Directorships
Name, Address, and Age           Company    Served          During Past 5 Years         by Director Held by Director**
----------------------         ----------- --------- ---------------------------------- ----------- -------------------
Executive Officers:

Kenneth J. Taubes              Investment    Since   Senior Vice President and Director     N/A             N/A
Pioneer Investment Management, Officer       2003    of Fixed Income Investments,
Inc.                                                 Pioneer Investment Management,
60 State Street                                      Inc.; previously, Senior Vice
Boston, MA 02019                                     President of Pioneer Investment
Age                                                  Management, Inc.

Stephen L. Boyd                Investment    Since   Managing Director, Van Kampen          N/A             N/A
Van Kampen Asset               Officer       2003    Asset Management
Management
1221 Avenue of the Americas
New York, NY 10020
Age 63

Mary Jayne Maly, CFA           Investment    Since   Executive Director, Van Kampen         N/A             N/A
Van Kampen Asset               Officer       2003    Asset Management
Management
1221 Avenue of the Americas
New York, NY 10020
Age 47

Thomas Copper                  Investment    Since   Vice President, Van Kampen             N/A             N/A
Van Kampen Asset               Officer       2003    Asset Management
Management
1221 Avenue of the Americas
New York, NY 10020
Age 45

Richard A. Freeman             Vice          Since   Managing Director of CGM               N/A             N/A
CAM                            President     1999
399 Park Avenue                and
New York, NY 10022             Investment
Age 51                         Officer

Lawrence B. Weissman           Vice          Since   Managing Director of CGM               N/A             N/A
CAM                            President     1999
300 First Stamford Place       and
Stamford, CT 06902             Investment
Age 43                         Officer

Alan J. Blake                  Vice          Since   Managing Director of CGM               N/A             N/A
CAM                            President     1998
399 Park Avenue                and
New York, NY 10022             Investment
Age 55                         Officer

Kenneth Zschappel              Investment    Since   Assistant Vice President and           N/A             N/A
AIM Capital Management, Inc.   Officer       1995    Senior Portfolio Manager of AIM
11 Greenway Plaza                                    Capital
Suite 100
Houston, TX 77046
Age 37

David A. Torchia               Vice          Since   Investment Officer, SBFM;              N/A             N/A
CAM                            President     2003    Managing Director of CGM
399 Park Avenue                and
New York, New York 10022       Investment
Age 43                         Officer

Theresa M. Veres               Vice          Since   Investment Officer, SBFM;              N/A             N/A
CAM                            President     2003    Director of CGM
399 Park Avenue                and
New York, New York 10022       Investment
Age 37                         Officer


--------
*  Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                                        Term of                                     Number of
                                        Office*                                    Portfolios
                                          and                                        in Fund
                           Position(s) Length of                                     Complex
                            Held with    Time         Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age       Company    Served          During Past 5 Years        by Director Held by Director**
----------------------     ----------- --------- --------------------------------- ----------- -------------------
Executive Officers:

John Cunningham            Vice          Since   Investment Officer, SBFM;             N/A             N/A
CAM                        President     2003    Managing Director, Salomon
399 Park Avenue            and                   Brothers Asset Management Inc.
New York, NY 10022         Investment            and CGM
Age 38                     Officer

Andrew Beagley             Chief Anti-   Since   Director, CGM (since 2002);           N/A             N/A
CAM                        Money         2002    Director of Compliance, North
399 Park Avenue, 4th Floor Laundering            America, Citigroup Asset
New York, NY 10022         Compliance            Management (since 2000); Chief
Age 41                     Officer               Anti-Money Laundering
                                                 Compliance Officer of mutual
                                                 funds associated with Citigroup
                                                 Inc.; Director of Compliance,
                                                 Europe, the Middle East and
                                                 Africa, Citigroup Asset
                                                 Management (from 1999 to 2000);
                                                 Compliance Officer, Salomon
                                                 Brothers Asset Management
                                                 Limited, Smith Barney Global
                                                 Capital Management Inc., Salomon
                                                 Brothers Asset Management Asia
                                                 Pacific Limited (from 1997 to
                                                 1999).

Robert I. Frenkel          Secretary     Since   Managing Director and General         N/A             N/A
CAM                        and Chief     2003    Counsel, Global Mutual Funds for
300 First Stamford Place   Legal                 CAM and its predecessor (since
4th Floor                  Officer               1994); Secretary of CFM;
Stamford, CT 06902                               Secretary and Chief Legal Officer
Age 48                                           of mutual funds associated with
                                                 Citigroup

Kaprel Ozsolak             Controller    Since   Vice President of CGM; Controller     N/A             N/A
CGM                                      2002    of certain funds associated with
125 Broad Street                                 Citigroup Inc.
11th Floor
New York, NY 10004
Age 38



--------
*  Directors serve until their successors are elected and qualified.
** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The business affairs of each fund are managed by or under the direction of the Board of Directors.




   The Audit Committee, composed of all of the Noninterested Directors, oversees the scope of the funds' audit, the funds' accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the funds' independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent auditors to its Managers and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.


   The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following sets forth the dollar range of equity securities in the Company beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2003:



                                                            Aggregate Dollar Range of
                                                            Equity Securities in All
                                                              Registered Investment
                                                              Companies overseen by
                          Dollar Range of Equity Securities   director in Family of
Name of Director                   in the Company             Investment Companies
----------------          --------------------------------- -------------------------
Abraham E. Cohen.........               none                          none
Robert A. Frankel........               none                      over $100,000
Michael E. Gellert.......               none                      over $100,000
Rainer Greeven...........               none                          none
Susan M. Heilbron........               none                          none
R. Jay Gerken............               none                      over $100,000



   Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $0 as of December 31, 2003. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert's name; the balance as of December 31, 2003 is $0.


   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Executive Officers. Officers and Interested Directors of the Company are compensated by CGM.


                                             Compensation
                                             from Company
                                               and Fund      Number of Funds
                               Aggregate        Complex         for Which
                              Compensation Paid to Directors Director Serves
                              From Company   Calendar Year       Within
    Name of Person            FYE 10/31/03  Ended 12/31/03    Fund Complex
    --------------            ------------ ----------------- ---------------
    Abraham E. Cohen.........   $22,259         $25,500            17
    Robert A. Frankel........    23,061          73,450            24
    Michael Gellert..........    23,760          25,400            17
    Rainer Greeven...........    23,760          27,100            17
    Susan M. Heilbron........    23,760          27,100            17
    R. Jay Gerken............    none            none              221



   On February 13, 2004, Directors and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Company.


                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   Each fund's investment objectives and certain investment restrictions (described under "Investment Restrictions") are deemed to be "fundamental," and therefore may be changed only by the "vote of a majority of the outstanding voting securities" as defined under the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed without shareholder approval by the Board of Directors, provided such change is not prohibited by such fund's fundamental investment restrictions or applicable law, and any such change will first be disclosed in the then current Prospectus or SAI.

   Set forth below is a discussion of certain nonfundamental investment policies for each fund. Refer to the "Investment Practices" and "Risk Factors" sections of this SAI for further information.


Smith Barney International All Cap Growth Portfolio

   Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of equity securities and may invest up to 20% of its assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions).

   In seeking to achieve its objective, the fund invests its assets primarily in common stocks of foreign companies which in the opinion of SBFM have potential for growth of capital. However, there is no requirement that the fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the fund may invest up to 20% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions).

   The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. Except as stated below, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as SBFM may determine from time to time. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

   The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions up to 5% of its net assets.

Smith Barney Large Cap Value Portfolio


   Under normal market conditions the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization is at least $5 billion or more at the time of investment.


   The fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the fund's assets, and an additional 10% of its assets may be invested in sponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The fund may also lend up to 20% of the value of its total assets and may purchase or sell securities on a when-issued or delayed delivery basis.

   The fund may buy or sell covered put and covered call options up to 15% of its net assets, provided such options are listed on a national securities exchange.

   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


Smith Barney Large Capitalization Growth Portfolio

   Under normal market conditions, the fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations. Large market capitalization companies are currently defined as those whose market capitalization is at least $5 billion or more at the time of investment. The core holdings of the fund will be large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance. The fund has the flexibility, however, to invest up to 20% of the fund's net assets plus any borrowings for investment purposes in companies with other market capitalizations. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume resulting in a high degree of liquidity. Companies whose capitalization falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy.

   The fund may invest in securities of non-U.S. issuers in the form of ADRs, European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates investment in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

   Under normal market conditions, at least 80% of the fund's portfolio will consist of common stocks, but it also may contain money market instruments for cash management purposes, including U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.


   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


Strategic Equity Portfolio

   Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

   FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

   FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

   FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.


   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


AIM Capital Appreciation Portfolio

   The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. As a result of this policy, the market prices of many of the securities purchased and held by the fund may fluctuate more widely than other equity securities.

   Special Situations. Although the fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

   The fund may not invest more than 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

   The fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

Van Kampen Enterprise Portfolio

   The fund invests primarily in common stocks of growth companies. In addition to common stocks, the fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

   The fund generally holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

   The fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The fund may also have cash on hand that has not yet been invested. The portion of the fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

   If the subadviser anticipates a market decline, the fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

   As an alternative to selling futures contracts, the fund can purchase puts (or futures puts) to hedge the fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Smith Barney Aggressive Growth Portfolio

   The fund invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

   SBFM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. SBFM focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the fund acquires their stocks.

   The fund may invest up to 10% of its assets in foreign securities.

Smith Barney Mid Cap Core Portfolio

   The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those whose market capitalization is within the market capitalization range of companies in the S&P MidCap Index (the "Index") at the time of the fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

   SBFM focuses on medium capitalization companies that exhibit attractive growth characteristics. SBFM selects individual "growth" stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single fund.

   The fund may invest up to 20% of its assets in foreign securities.

   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


MFS Total Return Portfolio


   The fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the fund's long-term debt investments will consist of "investment grade" securities. It is not the fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.


   As noted above, the fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The fund may also invest in emerging market securities.


   The fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.


   The fund will be managed actively with respect to the fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

Salomon Brothers Strategic Total Return Bond Portfolio

   The fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

   Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

   For purposes of the fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

   The fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

   An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

   The fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

   The fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

   Pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, the fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

   Asset Allocation. The fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

   The subadviser selectively will allocate the assets of the fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the fund. Securities held by the fund may be invested in without limitation as to maturity.

   The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

   The subadviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

   Selection of Debt Investments. In determining the appropriate distribution of investments among various countries and geographic regions for the fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

   Although the fund values its assets daily in terms of U.S. dollars, the fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

   The fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

   According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the fund that invest solely in debt securities of U.S. issuers.

   The fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the fund for any purpose does not exceed 33 1/3% of its total assets. The fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

   Nondiversification. As a "non-diversified" fund under the 1940 Act, the fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the fund's total assets. These limits are measured at the end of each quarter of the fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the fund, and consequently a greater degree of fluctuation of the fund's net asset value, because the fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.



   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


Travelers Managed Income Portfolio

   Under normal market conditions, (1) at least 65% of the fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (i.e., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the fund's total assets will be invested in debt obligations having durations of 10 years or less. The fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

   The fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

   The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the fund's portfolio investments.

   Bank CDs and bankers' acceptances in which the fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

   The fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

   The fund may invest up to 20% of its assets in foreign securities.

Pioneer Strategic Income Portfolio


   The fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.


   Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.

   Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.


   The fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.


   The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

   The mortgage derivatives in which the fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

   Defensive Strategies. At times, the subadviser may judge that conditions in the securities market make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets.

Smith Barney High Income Portfolio

   The fund seeks to achieve its investment objectives by investing, under normal conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. SBFM may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights and/or securities rated higher than Ba by Moody's and BB by S&P. The fund's equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed income securities purchased by the fund will generally be lower- rated securities, and may be rated as low as C by Moody's or D by S&P, or in non-rated income securities that

SBFM determines to be of comparable quality. The fund will not purchase securities rated lower than B by both Moody's and S&P, if, immediately after such purchase, more than 10% of the fund's total assets are invested in such securities.

   The fund may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.


   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


SB Adjustable Rate Income Portfolio

   In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. The fund's assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate MBSs, asset-backed securities ("ABSs") and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an "NRSRO"), such as those rated Aa by Moody's or AA by S&P and money market instruments with a comparable short-term rating. Up to 20% of the fund's total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund's total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

   The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

  Adjustable Rate Securities

   The fund will invest at least 80% of its net assets in adjustable rate securities ("Adjustable Rate Securities"), consisting principally of MBS and ABS. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a "spread") over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

   Among the specific types of MBSs in which the fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

   Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the "FHLB") of San Francisco (the 11th District Cost of Funds Index or "COFI"). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions' liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

   The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund's portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

   The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund's MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long- term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

   Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund's MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund's net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

   MBSs.  Three basic types of MBSs are currently available for investments:
(a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and
(c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States Government guarantee but usually having some form of private credit enhancement.

   MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

   Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

   Examples of such credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

   Collateralized Mortgage Obligations. The fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

   Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

   ABSs. The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

   Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration ("SBA"). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA-guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

   ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund's experiencing difficulty in valuing ABSs.

   U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States Government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

   Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

   GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

   Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

   Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

   Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

   The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

   FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

   U.S. Small Business Administration. The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

  Other Investments of the SB Adjustable Rate Income Portfolio

   Fixed Rate MBSs. Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

   Stripped MBSs. The fund may invest in stripped MBSs ("SMBSs"), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or "PO" class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or "IO" class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

   Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund's net asset value.

   The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

   Foreign Securities. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

   Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

   Municipal Obligations. The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities ("Municipal Obligations"). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States Government will be considered by SBFM to have the highest rating.

   Short Sales. The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

   The fund may make short sales "against the box" without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a "naked short," in which the fund does not own or have the right to acquire the security sold.

   To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between
(a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

   The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund's assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets or
(b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

   Transactions Involving Eurodollar Instruments. The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.


   The fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.


Smith Barney Money Market Portfolio

   The fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

   The fund's investments are limited to dollar denominated instruments that the Board of Directors determines present minimal credit risks and that are Eligible Securities at the time acquired by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

   The fund may enter into repurchase agreements collateralized by U.S. government securities with any broker/dealer or other financial institution that is deemed creditworthy by SBFM, under guidelines approved by the Company's Board of Directors. The fund will not enter into a repurchase agreement on behalf of the fund if, as a result thereof, more than 10% of the fund's net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

   The following are also permitted investments for the fund:

      High Quality Commercial Paper. The fund's purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

      High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody's or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The fund will only invest in corporate obligations with remaining maturities of 13 months or less.

      Bank Obligations. Obligations (including CDs, bankers' acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the fund, not more than 10% of its assets would be invested in all such instruments. The fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CD. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

      The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by SBFM in selecting investments for the fund. See "Risk Factors."

      High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody's or, if not rated, are determined by SBFM to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund's yield. The fund will not invest more than 10% of its total assets in municipal obligations.

   The fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.

   As a matter of fundamental policy, the fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the fund's total assets, taken at value.

   Notwithstanding any of the foregoing investment policies, the fund may invest up to 100% of its assets in U.S. government securities.

                             INVESTMENT PRACTICES

   Each of the following investment practices is subject to any limitations set forth under "Investment Objectives and Management Policies" or under "Investment Restrictions." See "Risk Factors" for additional information about the risks of these investment practices.

Equity Securities

   Common Stocks (each fund except Smith Barney Money Market Portfolio). Each fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Synthetic Convertible Securities (each fund except Smith Barney Money Market Portfolio). Each fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.


   Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the NASD Automated Quotation System ("Nasdaq") or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

   Warrants or Rights (AIM Capital Appreciation, Smith Barney Large Capitalization Growth, Smith Barney Large Cap Value, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Strategic Equity, Pioneer Strategic Income, MFS Total Return, Van Kampen Enterprise and Salomon Brothers Strategic Total Return Bond Portfolios). Warrants or rights may be acquired by each fund in connection with other securities or separately and provide the fund with the right to purchase at a later date other securities of the issuer. Each fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.


   Real Estate Investment Trusts ("REITs") (Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Large Cap Value, Smith Barney Mid Cap Core, AIM Capital Appreciation, MFS Total Return, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may invest without limitations in shares of REITs, except for AIM Capital Appreciation which may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.


Fixed Income Securities

   Corporate Debt Obligations (each fund). Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.


   U.S. Government Securities (each fund). Each fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities and government-approved enterprises (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and
FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Banks) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.


   Zero Coupon, Pay-In-Kind and Delayed Interest Securities (MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios). Each fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

   Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

   Synthetic Security Positions (Salomon Brothers Strategic Total Return Bond and Pioneer Strategic Income Portfolios). A fund may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities." For example, in order to establish a synthetic security position for a fund that is comparable to owning a Japanese government bond, the relevant subadviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then-current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

   The subadviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the fund's investment position, or the subadviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

   Further, while these futures and currency contracts remain open, a fund will comply with applicable SEC guidelines to set aside cash, debt securities of any grade or equity securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts provided such securities have been determined by the subadviser to be liquid and unencumbered pursuant to guidelines established by the Directors.

   A subadviser would create synthetic security positions for a fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while a subadviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, the subadviser will incur transaction costs in connection with each purchase of a futures or a forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Investment Risks."

   Mortgage-Backed Securities (MFS Total Return, Travelers Managed Income, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, Strategic Equity, and SB Adjustable Rate Income Portfolios). Each fund may invest in mortgage-backed securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA; or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

   Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

   Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

   FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may also buy mortgage-related securities without insurance or guarantees.

   Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

   Asset-Backed Securities (MFS Total Return, Travelers Managed Income, Strategic Equity, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, SB Adjustable Rate Income and Smith Barney Money Market Portfolios). Each fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

   Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

   Loan Participations, Assignments and Other Direct Indebtedness (Pioneer Strategic Income, Strategic Equity, Smith Barney High Income, Salomon Brothers Strategic Total Return Bond and MFS Total Return Portfolios). Each fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender, not the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

   These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

   Each fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

   Pioneer Strategic Income and Salomon Brothers Strategic Total Return Bond Portfolios may also invest in assignments of portions of loans from third parties ("Assignments"). When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

   Corporate Loans (Smith Barney High Income Portfolio). The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the fund's net asset value. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or that are secured with collateral.

   The fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

   In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

   Depositary Receipts (each fund except Smith Barney Money Market
Portfolio). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

   Emerging Markets (Smith Barney International All Cap Growth, AIM Capital Appreciation, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Smith Barney High Income, Strategic Equity, and MFS Total Return Portfolios). Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer's principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.


   Sovereign Debt Obligations (Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios). Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal or interest is not guaranteed by the U.S. Government.

   Brady Bonds (Strategic Equity, Pioneer Strategic Income, MFS Total Return, Salomon Brothers Strategic Total Return Bond and Travelers Managed Income Portfolios). Each fund may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

   A fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

   Samurai and Yankee Bonds (Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios). Subject to their fundamental investment restrictions, these funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

   Investments in Other Investment Companies (Salomon Brothers Strategic Total Return Bond, AIM Capital Appreciation, MFS Total Return and Pioneer Strategic Income Portfolios). With respect to certain countries, investments by the Salomon Brothers Strategic Total Return Bond Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The Salomon Brothers Strategic Total Return Bond Portfolio may invest in the securities of closed-end investment companies within the limits of the 1940 Act. The Pioneer Strategic Income Portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with its objective and policies and permissible under the 1940 Act. These limitations currently provide that, in general, a fund may purchase shares of a closed-end investment company unless
(a) such a purchase would cause the fund to own in the aggregate more than 3 percent of the total outstanding voting securities of the investment company or
(b) such a purchase would cause the fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its aggregate assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. Each fund does not intend to invest in such vehicles or funds unless, in the judgment of management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the funds will anticipate investing directly in these markets.


Money Market Securities

   Commercial Bank Obligations (each fund). For the purposes of each fund's investment policies with respect to bank obligations (such as CDs, TDs and bankers' acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See "Investment Risks." Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

   Commercial Paper (each fund). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, except Smith Barney Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund's net assets would be invested in such notes and other illiquid securities. Smith Barney Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

   Indexed Commercial Paper (Salomon Brothers Strategic Total Return Bond and Strategic Equity Portfolios). Each fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The funds will not purchase such commercial paper for speculation.

Other Investment Practices

   Illiquid and Restricted Securities (each fund). Each fund may purchase securities that are restricted as to resale ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the fund holds the security and which is not related to the coupon rate on the purchased security. Each fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price plus accrued interest, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the fund may be delayed or limited or the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager or subadviser under guidelines approved by the Board of Directors. It is the policy of each fund (except the Smith Barney Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund's net assets. The Smith Barney Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

   Reverse Repurchase Agreements (Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios). Each fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

   At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the fund's overall borrowing limitation.

   Borrowing and Leverage (each fund). Each fund may borrow from banks, on a secured or unsecured basis. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage." Smith Barney International All Cap Growth, Smith Barney Aggressive Growth, Pioneer Strategic Income, Salomon Brothers Strategic Total Return Bond and SB Adjustable Rate Income Portfolios are the only funds that will utilize leverage. In addition, AIM Capital Appreciation Portfolio may, but has no current intention to, engage in leverage. Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

   "Dollar Roll" Transactions (Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income and SB Adjustable Rate Income Portfolios). Each fund may enter into "dollar roll" transactions pursuant to which the fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee.

   Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the funds and will be subject to each fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

   Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

   Securities Lending (each fund). Each fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the fund may pay reasonable finders, administrative and custodial fees.

   Management will limit such lending to not more than the percentages shown below:

                                                                Limit as a %
  Fund                                                         of Total Assets
  ----                                                         ---------------
  Smith Barney International All Cap Growth Portfolio.........     15%
  Smith Barney Large Cap Value Portfolio......................     20%
  Strategic Equity Portfolio..................................     33 1/3%
  AIM Capital Appreciation Portfolio..........................     33 1/3%
  Smith Barney Aggressive Growth Portfolio....................     33 1/3%
  Smith Barney Mid Cap Core Portfolio.........................     33 1/3%
  MFS Total Return Portfolio..................................     30%
  Salomon Brothers Strategic Total Return Bond Portfolio......     30%
  Travelers Managed Income Portfolio..........................     33 1/3%
  Pioneer Strategic Income Portfolio..........................     25%
  Smith Barney High Income Portfolio..........................     20%
  Smith Barney Money Market Portfolio.........................     33 1/3%
  Smith Barney Large Capitalization Growth Portfolio..........     33 1/3%
  SB Adjustable Rate Income Portfolio.........................     33 1/3%

   Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

   By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the fund's right to vote the securities.


   When-Issued, Delayed Delivery and Forward Commitment Securities (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, AIM Capital Appreciation, Strategic Equity, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

   Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each fund's custodian will maintain, in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share. To the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

   Short Sales Against the Box (AIM Capital Appreciation, Strategic Equity, Van Kampen Enterprise, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. AIM Capital Appreciation Portfolio will limit its investments such that no more than 10% of the value of its net assets will be deposited as collateral for such sales at any time.

Derivative Contracts

   Futures, Options and Currency Transactions (Smith Barney International All Cap Growth, Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities ("futures contracts"), and may buy and write put and call options to buy or sell futures contracts ("options on futures contracts"); provided, however, that the AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, Smith Barney Mid Cap Core Portfolio and SB Adjustable Rate Income Portfolio may only write covered call options. A call option written by a fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books. When a fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

   The funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. The Smith Barney International All Cap Growth, MFS Total Return and Smith Barney High Income Portfolios, however, may enter into futures contracts and options on futures contracts for non-hedging purposes.

   Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts.

   A fund will not (1) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the fund or (2) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts written by the fund would exceed the market value of the total assets of the fund.

   In addition, the Strategic Equity Portfolio will not: (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (2) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the fund's total assets under normal conditions; or (3) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


   No Fund will be a commodity pool. In addition, each manager and subadviser have claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


   Writing Covered Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may write (sell) covered call options. A fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund. AIM Capital Appreciation Portfolio will not write covered call options for speculative purposes.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

   Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian. Each fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets.

   The premium a fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

   Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   Purchasing Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios). Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   A fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return. Aggregate premiums paid for put and call options by the Salomon Brothers Strategic Total Return Bond Portfolio will not exceed 5% of the fund's total assets at the time of purchase. The AIM Capital Appreciation Portfolio will not purchase call options for speculative purposes.

   Purchasing Put Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income, AIM Capital Appreciation and SB Adjustable Rate Income Portfolios). Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The AIM Capital Appreciation Portfolio will not purchase put options for speculative purposes.

   Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

   Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value" in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.


   Writing Put Options (SB Adjustable Rate Income Portfolio and AIM Capital Appreciation Portfolio). The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund's return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.


   Options on Securities and on Foreign Currencies (each fund). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A fund may write and buy options on the same types of securities that the fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

   A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

   Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

   If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The fund retains the premium received from writing a put or call option whether or not the option is exercised.

   Each fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the fund's options position, the option may expire worthless and the fund will lose the amount of the premium. There is no specific percentage limitation on each fund's investments in options on foreign currencies.

   Each fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the fund is permitted to invest directly. The fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the fund's obligations under an option written by the fund, as the case may be, will be subject to the fund's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the fund to effect an offsetting transaction at a time when management believes it would be advantageous for the fund to do so.


   Options on Securities Indices (Smith Barney International All Cap Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may enter into options on securities indices. Through the writing or purchase of index options, a fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.


   When a fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the fund may expire worthless, in which case the fund would lose the premium paid therefor.

   Except as provided below, each fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each fund has in place with such primary dealers will provide that each fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each fund will treat all or a part of the formula price as illiquid for purposes of the fund's limit on investment in illiquid securities. Each fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the fund's limit on investment in illiquid securities.


   Forward Currency Transactions (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, Strategic Equity, AIM Capital Appreciation, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income and Smith Barney High Income Portfolios). Each fund may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when a fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). A fund also may enter into a forward currency contract with respect to a currency where the fund is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge"). In any of these circumstances the fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the fund are denominated ("cross hedge"). Each fund may invest in forward currency contracts with stated contract values of up to the value of the fund's assets. The MFS Total Return and Pioneer Strategic Income Portfolios may also enter into forward currency contracts for non-hedging purposes, subject to applicable law.


   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option on currency gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

   A fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a fund and assets used as "cover" for OTC options written by the fund would be considered illiquid and subject to each fund's limitation on investing in such securities.

   A fund also may enter into forward contracts to buy or sell at a later date instruments in which the fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

   A fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

   Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (Smith Barney International All Cap Growth, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, SB Adjustable Rate Income and Smith Barney High Income Portfolios). Each fund may enter into interest rate, securities index, financial futures and currency futures contracts ("Futures" or "Futures Contracts"). AIM Capital Appreciation Portfolio and Smith Barney Mid Cap Core Portfolio may enter into stock index Futures Contracts. Van Kampen Enterprise Portfolio may enter into stock index and interest rate Futures Contracts. SB Adjustable Rate Income Portfolio may enter into interest rate Futures Contracts on U.S. government securities and MBSs. A fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial Futures Exchange.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce a fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

   Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Smith Barney International All Cap Growth, Pioneer Strategic Income, Smith Barney Mid Cap Core, MFS Total Return and Smith Barney High Income Portfolios may each enter into Futures transactions for non-hedging purposes.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, each fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.


   Options on Futures Contracts (Smith Barney International All Cap Growth, AIM Capital Appreciation, Van Kampen Enterprise, Smith Barney Mid Cap Core, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). Each fund may enter into options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


   As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by a fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Each fund will enter into transactions in Futures Contracts and options on Futures Contracts for non-hedging purposes only if the aggregate initial margin and premiums on non-hedging positions do not exceed 5% of the liquidation value of the fund's assets.

   Yield Curve Options (MFS Total Return Portfolio). The fund may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of management, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the fund will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

   Swaps and Swap-Related Products (Smith Barney International All Cap Growth, Strategic Equity, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income, Smith Barney High Income and SB Adjustable Rate Income Portfolios). As one way of managing its exposure to different types of investments, each fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

   A fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

   A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the fund's receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such fund's accrued obligations under the agreement. A fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the fund the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive. Each fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and futures contracts and various combinations thereof continue to be developed and a fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

                                 RISK FACTORS

   General. Investors in each fund other than Smith Barney Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See "Investment Objectives and Management Policies" and "Investment Practices" for a description of the permissible investments and investment practices of each fund.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

   Foreign Securities (in general). Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

   Emerging Markets Securities. Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

   The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the funds could lose a substantial portion or all of their investments in such countries. A fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

   Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds' investment in those countries.

   Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

   Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

   Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

   The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

   In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

   The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the

SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund's identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.


   Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency--the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.


   Sovereign Debt. Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

   A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations.

   Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

   In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

   The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

   As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

   Currency Risks. The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund's shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

   Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

   Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, a fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security's stated redemption price at maturity and its issue price is taxable income of the fund each year.

   The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

   Ratings Categories. General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer's management, and regulatory matters.

   Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered "investment grade." Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix A.

   Lower-Rated and Non-Rated Securities. The funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

   Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund's shares.

   The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

   While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

   Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

   Borrowing and Leverage. Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. By leveraging the fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.

   Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

   Loan Participations or Assignments. The funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular assignments or participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's portfolio securities and calculating its net asset value.

   Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund's portfolio investments. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation.

   The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each fund relies on management's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the limitations on investments in illiquid securities described below under "Investment Restrictions."

   Derivative Instruments. In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

      Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

      Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

      Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

      Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio managers to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

   With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund's investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund's ability to offset the swap at any time.

   A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the fund will be able to use those instruments effectively for the purposes set forth above.

   In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund's custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the fund's assets could impede implementation of the fund's investment policies or the fund's ability to meet redemption requests or other current obligations.

   Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Mortgage-Backed Securities. To the extent a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The yield generated by a fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

   Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Adjustable Rate Securities. The types of securities in which the SB Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

   ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

   The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund's net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund's net asset value.

   Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor's income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

   Any benefits to the fund and its shareholders from an increase in the fund's net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

   Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM's predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include:
(a) dependence on SBFM's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

                            INVESTMENT RESTRICTIONS

   The funds have adopted the following investment restrictions and policies that are "fundamental" and cannot be changed without the approval of a "majority of the outstanding voting securities" of the fund affected by the change, as defined under the 1940 Act (see "Other Information about the Company--Voting Rights"). Following the list of each fund's fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company's Board of Directors without shareholder approval. If a fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction.

   Each of the Smith Barney International All Cap Growth and Smith Barney Large Cap Value Portfolios may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government

   (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. With respect to Smith Barney Large Cap Value Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and
   (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. With respect to Smith Barney International All Cap Growth Portfolio, borrow money, except that (a) the fund may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in fund securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Smith Barney International All Cap Growth Portfolio or Smith Barney Large Cap Value Portfolio, each such fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney International All Cap Growth Portfolio and Smith Barney Large Cap Value Portfolio. Each fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Have more than 15% of its net assets invested in puts, calls, straddles, spreads or combinations thereof.

      3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      4. Invest more than 5% of its total assets in any issuer with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market.

      5. Invest in any company for the purpose of exercising control of management.

      6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days, or purchase OTC options or set aside assets to cover OTC options written by the fund if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets. Subject to this limitation, the Company's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

      7. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

   The Smith Barney Large Capitalization Growth Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney Large Capitalization Growth Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in oil, gas or other mineral leases or exploration or development programs.

      3. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      4. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation or acquisition.

      5. Purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

      6. Make investments for the purpose of exercising control of management.

   The Strategic Equity Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      6. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      7. Invest more than 25% of its total assets in securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

   Notwithstanding any other investment restriction of Strategic Equity Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Strategic Equity Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

      3. Make investments for the purpose of exercising control or management.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs, although the fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

      5. Purchase warrants, if, as a result, the fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

   The AIM Capital Appreciation Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


      7. Invest for the purpose of exercising control over or management of any company, except to the extent that the fund may purchase securities of other investment companies.



   In addition, AIM Capital Appreciation Portfolio treats as fundamental its policy concerning borrowing. In accordance with this policy, the fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board.





   The amount AIM Capital Appreciation Portfolio may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Constellation Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Capital Appreciation Portfolio may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Capital Appreciation Portfolio with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Capital Appreciation Portfolio shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by AIM Capital Appreciation Portfolio, the net asset value of AIM Capital Appreciation Portfolio will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."




   The Van Kampen Enterprise Portfolio may not:

      1. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder taking into account any rule or order of the SEC exempting the fund from the limitation imposed by Section 12(d)(1) of the 1940 Act.

      5. Invest more than 25% of its total assets in securities issued by companies in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

      6. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Van Kampen Enterprise Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Van Kampen Enterprise Portfolio. The fund may not:

      1. Invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company.

      2. Acquire any private placement if it would cause more than 2% of the net assets of the fund, as determined at the time the fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the fund but includes the fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

      3. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, not more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      5. Invest in interests in oil, gas, or other mineral exploration or developmental programs.

      6. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      7. Make any investment in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

      8. Make any investment which involves promotion or business management by the fund or which would subject the fund to unlimited liability.

      9. Invest in companies for the purpose of exercising control.

      10. Acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   Each of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) a fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) a fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), a fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that a fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with a fund's investment objective and policies); or (d) investing in real estate investment trust securities.

   In addition, the following nonfundamental policies have also been adopted by Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios. Each fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in oil, gas or other mineral exploration or development programs.

      3. Purchase or otherwise acquire any security if, as a result, more than 15% of each fund's net assets would be invested in securities that are illiquid.

      4. Invest for the purpose of exercising control of management.

   The MFS Total Return Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

      7. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of MFS Total Return Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by MFS Total Return Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Purchase or sell any put or call options or any combination thereof, provided, that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, foreign currencies, indexes of securities, any type of swap or any type of futures contract or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

      5. Purchase or sell interests in oil, gas or mineral leases.

   The Salomon Brothers Strategic Total Return Bond Portfolio may not:

      1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund), except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

      2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Borrow money in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed 1/3 of its total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

      6. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   For purposes of Salomon Brothers Strategic Total Return Bond Portfolio's concentration policy contained in limitation (1) above, the fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

   In addition, the following nonfundamental investment policies have been adopted by the Salomon Brothers Strategic Total Return Bond Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

      5. Invest in companies for the purpose of exercising control or management (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the fund).

      6. Invest in interests in oil, gas, or other mineral exploration or development programs.

      7. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund).

   The Travelers Managed Income Portfolio may not:

      1. Concentrate the portfolio investments in any industry by investing more than 25% of its gross assets in any one industry. There shall be no limitation on the purchase of U.S. Government securities by the fund when it adopts a defensive position.

      2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      6. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      7. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      8. Purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

   Notwithstanding any other investment restriction of Travelers Managed Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   In addition, the following nonfundamental policies have also been adopted by Travelers Managed Income Portfolio. The fund may not:

      1. Purchase securities of any other investment company except as part of a plan of merger or consolidation.

      2. Purchase securities of companies which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of the fund's net assets would then be invested in such securities.

      3. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      4. Invest in puts, calls, straddles, spreads and any combination thereof.

      5. Invest in oil, gas or other mineral exploration or development programs, provided, however, this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

      6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      7. Purchase securities of companies for the purpose of exercising control.

   The Pioneer Strategic Income Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      6. Invest more than 25% of its total assets in any one industry. (U.S. Government securities and securities of any foreign government, it agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent an industry.)

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   In addition, the following nonfundamental policies have also been adopted by the Pioneer Strategic Income Portfolio. The fund may not:

      1. Invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets.

      2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      4. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      5. Make investments for the purpose of gaining control of a company's management.

   Notwithstanding any other investment restriction of Pioneer Strategic Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The Smith Barney High Income Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.
      3. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

   Notwithstanding any other investment restriction of the Smith Barney High Income Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The following nonfundamental investment policies have been adopted by the Smith Barney High Income Portfolio. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

   The SB Adjustable Rate Income Portfolio may not:

      1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); and (d) investing in real estate investment trust securities.

      7. Invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      8. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

      9. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund's net assets would be
   (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales "against-the-box" are not subject to this restriction.

   The following nonfundamental policies have been adopted by the SB Adjustable Rate Income Portfolio. The fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund's investment objectives and policies.

      3. Purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund's total assets would be invested in such securities.

      4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      5.  Make investments for the purpose of exercising control or management.

      6. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

      7. Purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

   The Smith Barney Money Market Portfolio may not:

      1. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

   Notwithstanding any other investment restriction of Smith Barney Money Market Portfolio, the fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

   The following nonfundamental investment policies have been adopted by Smith Barney Money Market Portfolio. The fund may not:

      1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets. Subject to this limitation, the fund's Board of Directors has authorized the fund to invest in restricted securities if such investment is consistent with the fund's investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board of Directors retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

      2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      3. Write or purchase put or call options.

      4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      5. Purchase or sell oil and gas interests.

      6. Invest in companies for the purposes of exercising control.

      7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

                              PORTFOLIO TURNOVER


   Although it is anticipated that most investments of each fund (except Smith Barney Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. The historical portfolio turnover rates for each fund (except Smith Barney Money Market Portfolio) are included in the Financial Highlights tables in its Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Smith Barney Money Market Portfolio are not shown in its Prospectus because of the short-term nature of the investments owned by the fund.


                                   TAXATION

   The following is a summary of certain material Federal income tax considerations that may affect the funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   Each fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.


   Each fund intends to continue to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, a fund will not be subject to Federal income tax on the portion of its taxable net investment income and net realized capital gains that it distributes to its shareholders, provided the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.


   In addition, each fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner's control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the funds will be able to operate as currently described, or that the Company will not have to change the investment goal or investment policies of a fund. The Board of Directors reserves the right to modify the investment policies of a fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the fund underlying the Separate Account.

   Each fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a fund as taxable income.

   On October 31, 2003, the unused capital loss carryforwards, by fund, were approximately as follows: Smith Barney International All Cap Growth:
$74,110,000, Salomon Brothers Strategic Total Return Bond Portfolio:
$2,344,000, Smith Barney Large Capitalization Growth Portfolio: $46,665,000, AIM Capital Appreciation Portfolio: $76,872,000, Smith Barney Aggressive Growth
Portfolio: $4,833,000, Smith Barney Mid Cap Core Portfolio: $8,524,000, Smith Barney High Income Portfolio: $102,972,000, Pioneer Strategic Income Portfolio*: $31,560,000, Smith Barney Large Cap Value Portfolio: $64,310,000, Strategic Equity Portfolio**: $262,768,000, Travelers Managed Income Portfolio:
$4,796,000, Van Kampen Enterprise Portfolio: $77,748,000, MFS Total Return
Portfolio: $30,362,000 and SB Adjustable Rate Portfolio: $3,000. For Federal income tax purposes, these amounts are available to be applied, by the fund that has the carryforwards, against future capital gains of the respective fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:



                                                         October 31,
                           -----------------------------------------------------------------------
Name of Fund                  2006       2007        2008        2009         2010        2011
------------               ---------- ----------- ----------- ----------- ------------ -----------
Smith Barney International
  All Cap Growth
  Portfolio............... $5,750,000 $ 6,247,000          -- $38,754,000 $ 13,574,000 $ 9,785,000
Salomon Brothers Strategic
  Total Return Bond
  Portfolio............... $  191,000 $ 1,153,000 $   938,000 $    42,000 $     20,000          --
Smith Barney Large
  Capitalization Growth
  Portfolio...............         --          -- $ 2,019,000 $ 5,454,000 $ 30,604,000 $ 8,588,000
AIM Capital Appreciation
  Portfolio...............         --          --          -- $39,681,000 $ 25,304,000 $11,887,000
Smith Barney Aggressive
  Growth Portfolio........         --          --          -- $   302,000 $  1,291,000 $ 3,240,000
Smith Barney Mid Cap Core
  Portfolio...............         --          --          --          -- $  8,524,000          --
Smith Barney High Income
  Portfolio............... $3,001,000 $12,317,000 $18,328,000 $42,940,000 $ 21,882,000 $ 4,504,000
Pioneer Strategic Income
  Portfolio*.............. $2,321,000 $ 5,086,000 $ 3,077,000 $ 7,414,000 $ 11,399,000 $ 2,263,000
Smith Barney Large Cap
  Value Portfolio.........         --          --          -- $ 1,588,000 $ 39,572,000 $23,150,000
Strategic Equity
  Portfolio**.............         --          --          --          -- $262,768,000          --
Van Kampen Enterprise
  Portfolio...............         --          --          -- $34,852,000 $ 34,687,000 $ 8,209,000
MFS Total Return
  Portfolio...............         --          --          --          -- $ 23,208,000 $ 7,154,000
SB Adjustable Rate
  Portfolio...............         --          --          --          --           -- $     3,000
Travelers Managed Income
  Portfolio...............         --          --          --          --           -- $ 4,796,000

--------
* Formerly Putnam Diversified Income Portfolio.
** Formerly Alliance Growth Portfolio.


   The Code imposes a 4% nondeductible excise tax on any fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   Each fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.


   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a fund should fail to qualify as a regulated investment company, such fund would be considered as a single investment, which may result in Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.



   A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by such fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.



   A fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.



   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.


   If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If any fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a fund may make a mark-to-market election that will result in the fund's being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

                            PERFORMANCE INFORMATION

   From time to time the Company may include a fund's total return, average annual total return, yield and current distribution return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see the applicable Contract prospectus) which, if reflected, would reduce the performance quoted.

   Total Return. Total return is computed for each fund for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in this SAI (see "Determination of Net Asset Value"), then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in a fund would have earned over a specified period of time (one, five or ten years) assuming that all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a portfolio for the specified period.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The average annual total returns for each fund except SB Adjustable Rate Income Portfolio (which has less than one calendar year of performance) were as follows for the periods indicated (reflecting the waivers of investment advisory and administration fees and reimbursement of expenses):



                                                             One Year Five Years
                                                              Ended     Ended      Since   Inception
Fund                                                         10/31/03  10/31/03  Inception   Date
----                                                         -------- ---------- --------- ---------
Smith Barney International All Cap Growth Portfolio.........  19.45%    (3.29)%    0.71%    6/16/94
Smith Barney Large Cap Value Portfolio......................  21.38     (0.38)     7.76     6/16/94
Smith Barney Large Capitalization Growth Portfolio..........  39.16      6.98      6.13      5/1/98
Strategic Equity Portfolio*.................................  20.57     (1.62)     9.52     6/16/94
AIM Capital Appreciation Portfolio..........................  19.78      1.59      3.67    10/10/95
Van Kampen Enterprise Portfolio.............................  17.93     (3.23)     7.19     6/16/94
MFS Total Return Portfolio..................................  13.05      5.71      9.78     6/16/94
Smith Barney Aggressive Growth Portfolio....................  25.74       N/A      3.42     11/1/99
Smith Barney Mid Cap Core Portfolio.........................  22.28       N/A      5.57     11/1/99
Salomon Brothers Strategic Total Return Bond Portfolio......  15.10      6.41      7.09     6/16/94
Travelers Managed Income Portfolio..........................  10.85      5.13      6.18     6/16/94
Pioneer Strategic Income Portfolio**........................  20.56      5.58      6.40     6/16/94
Smith Barney High Income Portfolio..........................  31.70      2.63      5.49     6/16/94
Smith Barney Money Market Portfolio.........................   0.74      3.41      4.17     6/16/94

--------
*  Formerly Alliance Growth Portfolio.
** Formerly Putnam Diversified Income Portfolio.

   The aggregate total returns for each fund except SB Adjustable Rate Income Portfolio (which has less than one calendar year of performance) were as follows for the periods indicated (reflecting the waiver of investment advisory and administration fees and reimbursement of expenses):



                                                             One Year Five Years
                                                              Ended     Ended      Since   Inception
Fund                                                         10/31/03  10/31/03  Inception   Date
----                                                         -------- ---------- --------- ---------
Smith Barney International All Cap Growth Portfolio.........  19.45%    (15.40)%    6.82%   6/16/94
Smith Barney Large Cap Value Portfolio......................  21.38      (1.88)   101.52    6/16/94
Smith Barney Large Capitalization Growth Portfolio..........  39.16      40.14     38.74     5/1/98
Strategic Equity Portfolio*.................................  20.57      (7.86)   134.62    6/16/94
AIM Capital Appreciation Portfolio..........................  19.78       8.23     33.68   10/10/95
Van Kampen Enterprise Portfolio.............................  17.93     (15.14)    91.72    6/16/94
MFS Total Return Portfolio..................................  13.05      31.97    139.82    6/16/94
Smith Barney Aggressive Growth Portfolio....................  25.74        N/A     14.39    11/1/99
Smith Barney Mid Cap Core Portfolio.........................  22.28        N/A     24.21    11/1/99
Salomon Brothers Strategic Total Return Bond Portfolio......  15.10      36.46     90.04    6/16/94
Travelers Managed Income Portfolio..........................  10.85      28.41     75.42    6/16/94
Pioneer Strategic Income Portfolio**........................  20.56      31.22     78.83    6/16/94
Smith Barney High Income Portfolio..........................  31.70      13.86     65.09    6/16/94
Smith Barney Money Market Portfolio.........................   0.74      18.26     46.61    6/16/94

--------
*  Formerly Alliance Growth Portfolio.
** Formerly Putnam Diversified Income Portfolio.

   Yield. The yield of a fund refers to the net investment income earned by investments in the fund over a thirty-day period. A fund's yield is computed by dividing the net investment income per share earned during a specified thirty-day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the portfolio; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

                     YIELD = 2     a-b +1      /6/ -1
                                   ---
                               [(  cd      )           ]

      Where:  a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of waiver and
                  reimbursement).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The yields for the thirty-day period ended October 31, 2003 for the following funds were:




          MFS Total Return Portfolio                             2.08%
          Salomon Brothers Strategic Total Return Bond Portfolio 4.19
          Travelers Managed Income Portfolio                     3.15
          Pioneer Strategic Income Portfolio*                    6.80
          Smith Barney High Income Portfolio                     7.94
          SB Adjustable Rate Income Portfolio                    1.42

--------
*  Formerly Putnam Diversified Income Portfolio.

   Investors should recognize that, in periods of declining interest rates, a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

   The Company quotes current yield of a fund by dividing the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. Net change in account value is the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation. In addition, for a fund the Company may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Company may also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.


   Smith Barney Money Market Portfolio. Although principal of the fund is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of the fund's shares will fluctuate because the Company uses the amortized cost method of valuation for the fund. (See "Valuation of Shares and Amortized Cost Valuation.") Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in the fund and the fund's operating expenses. While current yield information may be useful, investors should realize that the fund's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. For the seven-day period ended October 31, 2003, the yield for the Smith Barney Money Market Portfolio was 0.55% (the effective yield was 0.55%).


   Current Distribution Return. The Company calculates current distribution return for a fund by dividing the distributions from gross investment income declared during the most recent period by the net asset value per share on the last day of the period for which current distribution return is presented. A fund's current distribution return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current distribution return, and the charges that are imposed on the Contracts by the Separate Accounts, should be considered when comparing a fund's current distribution return to yields published for other investment companies and other investment vehicles. From time to time, a fund may include its current distribution return in information furnished to present or prospective shareowners.

   Current distribution return should also be considered relative to changes in the value of a fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current distribution returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

   Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rate and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

                       DETERMINATION OF NET ASSET VALUE

   The net asset value of each fund's shares will be determined on any day that the New York Stock Exchange ("NYSE") is open. The NYSE is closed in celebration of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   Net asset value for each fund is determined by dividing the fund's net assets by the number of its shares outstanding. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by a fund will be subtracted from that fund's net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by management.


   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern Time on each day that the NYSE is open will not be reflected in a fund's net asset value unless management, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect the net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund.

                           AVAILABILITY OF THE FUNDS

   Investment in the Company is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

                             REDEMPTION OF SHARES

   Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under "Determination of Net Asset Value" and a shareholder would incur brokerage expenses if these securities were then converted to cash.

                                  MANAGEMENT

The Investment Managers

   SBFM. Smith Barney Fund Management LLC ("SBFM") serves as the investment adviser to Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. SBFM manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of each fund. Under each management agreement, SBFM will (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; (d) employ professional portfolio managers and securities analysts who provide research services to the fund; (e) administer the fund's corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities; and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SBFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund's assets.

   By written agreement, research and other departments and staff of CGM will furnish SBFM with information, advice and assistance and will be available for consultation on the Company's funds. Thus, CGM may also be considered an investment adviser to the Company. The services of CGM are paid for by SBFM; there is no charge to the Company for such services.

   SBFM's name was formerly SSB Citi Fund Management LLC, SSBC Fund Management Inc., Mutual Management Corp., and Smith Barney Mutual Funds Management, Inc.

   TIA. Travelers Investment Adviser, Inc. ("TIA") manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Company on behalf of each TIA Portfolio.

   TIA and the Company have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the fund's assets in accordance with the fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the fund; (c) place purchase and sale orders for portfolio transactions on behalf of the fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the fund.

   TIA has also entered into a sub-administrative services agreement with SBFM pursuant to which SBFM will: (a) assist TIA in supervising all aspects of each TIA Portfolio's operations; (b) supply each TIA Portfolio with office facilities, statistical and research services, data processing services, clerical, accounting and bookkeeping services; and (c) prepare reports to each TIA Portfolio's shareholders and prepare reports to and filings with the SEC and state blue sky authorities, if applicable. TIA pays SBFM, as sub-administrator, a fee in an amount equal to an annual rate of 0.10% of each TIA Portfolio's average daily net assets.

   Subject to the provisions of any applicable subadvisory agreement, TIA is responsible for the investment operations of each fund and for furnishing or causing to be furnished to each fund advice and assistance with respect to the purchase, retention and disposition of investments, in accordance with each fund's investment objectives, policies and restrictions as stated in its Prospectus and this SAI.

   TAMIC. Travelers Asset Management International Company, LLC ("TAMIC"), an affiliate of SBFM and TIA, manages the investment operations of Travelers Managed Income Portfolio pursuant to a management agreement entered into by the Company on behalf of Travelers Managed Income Portfolio. Under the agreement, TAMIC furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the fund's investment policies. TAMIC has responsibility for the investment decisions of the fund, subject to the supervision, direction and approval of the Board of Directors.

   General. Under each management agreement, SBFM, TIA or TAMIC, as the case may be, will administer the fund's corporate affairs, and, in connection therewith, is responsible for furnishing or causing to be furnished to each applicable fund advice and assistance with respect to the acquisition, holding or disposal of investments and recommendations with respect to other aspects and affairs of the fund; bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Company. Each fund receives discretionary advisory services provided by the manager or by a subadviser (pursuant to a Subadvisory Agreement) who is identified, retained, supervised and compensated by the manager.

   Each management agreement further provides that all other expenses not specifically assumed by SBFM, TIA or TAMIC under the management agreement on behalf of a fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Directors and fees of Directors who are not "interested persons" of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company's funds; general corporate expenses are allocated among the funds on the basis of relative net assets.

   SBFM, TIA, TAMIC and each subadviser are subject to the supervision and direction of the Company's Board of Directors and manage the applicable fund in accordance with its investment objective(s) and policies, make investment decisions for the fund, place orders to purchase and sell securities and employ professionals who provide research services. All orders for transactions in securities on behalf of a fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

   Each management agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's management agreement, the Board, including the Non-Interested Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the management agreement was in the best interests of the fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process. The Company on behalf of a fund or its manager may terminate the management agreement with respect to each fund on sixty days' written notice without penalty. The management agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Company, the managers and subadvisers and the Company's principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


Proxy Voting Guidelines & Procedures



   Although individual board members may not agree with particular policies or votes by the managers and subadvisers, the Board has approved delegating proxy voting discretion to the managers and subadvisers believing that the managers and subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the managers and subadvisers or any affiliated person of the fund or the managers and subadvisers, on the other. This summary of the guidelines gives a general indication as to how the managers and subadvisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the managers and subadvisers always endeavor to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.



   Management Fees. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney Large Cap Value Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and Smith Barney Money Market Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.25% of the fund's average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 1.50% of the fund's average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of each of Smith Barney Aggressive Growth Portfolio and SB Adjustable Rate Income Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 1.00% of the fund's average daily net assets for any fiscal year. The manager has agreed to waive its fee to the extent that the aggregate expenses of Smith Barney Mid Cap Core Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.95% of the fund's average daily net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by notice to shareowners and by supplement to the then-current Prospectus or SAI.


   Each management agreement also provides that SBFM, TIA or TAMIC shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. Each subadvisory agreement also provides that the subadviser shall not be liable to SBFM, TIA, TAMIC or the fund for any error of judgment or mistake of law or for any loss suffered by SBFM, TIA, TAMIC or the fund so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement.

   For the periods shown, each fund paid the following management fee:


                                                       Fiscal Year Fiscal Year Fiscal Year
                                                          Ended       Ended       Ended
                                                       October 31, October 31, October 31,
Fund                                                      2001        2002        2003
----                                                   ----------- ----------- -----------
Smith Barney International All Cap Growth Portfolio... $3,069,838  $2,045,143  $1,518,148
Smith Barney Large Cap Value Portfolio................  3,606,442   3,039,671   2,256,242
Smith Barney Large Capitalization Growth Portfolio....  2,277,099   2,114,409   1,971,543
Strategic Equity Portfolio*...........................  8,850,734   5,709,381   4,111,462
AIM Capital Appreciation Portfolio....................  2,440,940   1,695,527   1,325,641
Van Kampen Enterprise Portfolio.......................  1,584,955     999,136     659,761
MFS Total Return Portfolio............................  6,146,792   6,883,931   7,184,052
Smith Barney Aggressive Growth Portfolio..............  2,144,923   3,399,017   3,940,249
Smith Barney Mid Cap Core Portfolio**.................    181,103     388,762     496,901
Salomon Brothers Strategic Total Return Bond Portfolio    146,104     137,716     182,258
Travelers Managed Income Portfolio....................  1,220,577   1,371,366   1,493,297
Pioneer Strategic Income Portfolio***.................  1,018,541     862,138     759,584
Smith Barney High Income Portfolio....................  1,134,165   1,070,886   1,169,585
Smith Barney Money Market Portfolio...................  2,148,266   3,156,488   3,369,520
SB Adjustable Rate Income Portfolio****...............        N/A         N/A       8,379

--------

*   Formerly Alliance Growth Portfolio.


** The manager waived a portion of its management fee for the fund in the amount of $4,067 for the fiscal year ended October 31, 2001.


*** Formerly Putnam Diversified Income Portfolio.


****For the period from September 12, 2003 (commencement of operations) to October 31, 2003. The manager waived all of its management fee for the fiscal year ended October 31, 2003.


The Subadvisers

   AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Advisors, Inc., which is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. For services provided by AIM Capital, TIA pays AIM Capital an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.


   Van Kampen Enterprise Portfolio is advised by Van Kampen Asset Management Inc. ("VKAM"). VKAM is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. For the services provided by VKAM, TIA pays VKAM an annual fee calculated at the rate of 0.325% of the fund's average daily net assets, paid monthly.


   Pioneer Strategic Income Portfolio is advised by Pioneer Investment Management, Inc. ("Pioneer"). Pioneer is located at 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. For the services provided by Pioneer, TIA pays Pioneer an annual fee calculated at the rate of 0.35% of the fund's average daily net assets, paid monthly.

   Salomon Brothers Strategic Total Return Bond Portfolio is advised by Salomon Brothers Asset Management Inc. ("SBAM"). SBAM is located at 388 Greenwich Street, New York, New York 10013. SBAM is a wholly owned subsidiary of Citigroup and is an affiliate of SBFM. For the services provided by SBAM, TIA pays SBAM an annual fee calculated at the rate of 0.375% of the fund's average daily net assets, paid monthly.

   MFS Total Return Portfolio is advised by Massachusetts Financial Services Company ("MFS"). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. For services provided by MFS, TIA pays MFS an annual fee calculated at a rate equal to 0.375% of the fund's average daily net assets, paid monthly.


   Legal Proceedings. MFS has reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve MFS Total Return Portfolio, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.



   Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.



   Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.



   MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.



   In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.



   Although MFS does not believe that these regulatory developments will have a material adverse effect on MFS Total Return Portfolio, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.


   Strategic Equity Portfolio is advised by Fidelity Management & Research Company ("FMR"). FMR is located at 82 Devonshire Street, Boston, MA 02109. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC), pursuant to which FMRC has primary responsibility for choosing investments for the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. For services provided by FMR, TIA pays FMR an annual fee calculated at the rate equal to 0.450% on the first $250 million of the fund's average daily net assets, 0.400% on the next $500 million of the fund's average daily net assets and 0.350% the fund's average daily net assets over $750 million, paid monthly.


Distribution


   Citigroup Global Markets Inc. (the "Distributor"), located at 388 Greenwich Street, New York, New York 10013, distributes shares of the funds as principal underwriter.


   The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

   The Distributor acts as the principal underwriter of the shares of the funds pursuant to a written agreement for the funds ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Company's outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the funds.

   Distribution Plan. The Company has adopted a distribution plan for the Smith Barney Class shares of the SB Adjustable Rate Income Portfolio (the "Plan"). The Plan permits the fund to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of the fund's Smith Barney Class shares under agreements which provide for investment in Smith Barney Class shares.

   Pursuant to the Plan, the Distributor is authorized to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Company, including but not limited to: purchasing advertising for the shares, payment for promotional or sales literature and payments to sales personnel affiliated with it for their efforts in connection with sales of shares.

   The Distributor provides the Directors for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

   The Plan is subject to annual approval by the Directors. The Plan is terminable at any time, without penalty, by a vote of a majority of the Non-Interested Directors or by vote of a majority of the outstanding Smith Barney Class shares of the fund. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Smith Barney Class shares of the fund without the approval of a majority of the outstanding voting securities of the Smith Barney Class shares of the fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried-forward distribution expenses.

   The Plan was adopted because of its anticipated benefits to the fund. These anticipated benefits include increased promotion and distribution of the fund's shares, an enhancement in the fund's ability to maintain accounts and improve asset retention and increased stability of net assets for the fund.


   For the fiscal period ended October 31, 2003, distribution plan fees of $3,491 were waived by CGM for the fund.

   For the fiscal year ended October 31, 2003, CGM incurred no distribution expenses for the fund.




Portfolio Transactions


   Shown below are the total brokerage commissions paid by the Company for the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 on behalf of the funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During the fiscal year ended October 31, 2001, the total amount of commissionable transactions was $2,894,562,572, of which $171,504,700 (5.93%) was directed to CGM and executed by unaffiliated brokers and $2,723,057,872 (94.07%) was directed to other brokers. During the fiscal year ended October 31, 2002, the total amount of commissionable transactions was $3,765,815,793, of which $105,595,484 (2.80%) was directed to CGM and executed by unaffiliated brokers and $3,660,416,437 (97.20%) of which was directed to other brokers. During the fiscal year ended October 31, 2003, the total amount of commissionable transactions was $3,919,974,511, of which $78,128,454 (1.99%) was directed to CGM and executed by unaffiliated brokers and $3,841,846,057 (98.01%) was directed to other brokers.


Commissions:


                                                               To Others
  Fiscal Year Ended            Total         To CGM       (for execution only)
  -----------------          ---------- ----------------- --------------------
  October 31, 2001.......... $3,992,435 $270,366  (6.77%) $3,722,069  (93.23%)
  October 31, 2002.......... $6,572,913 $229,738  (3.50%) $6,343,174  (96.50%)
  October 31, 2003.......... $5,226,361 $111,056  (2.12%) $5,115,305  (97.88%)



   For the fiscal year ended October 31, 2003, the funds held the following securities issued by its regular broker-dealers:





                 Issuer                        Number of Shares
                 ------                        ----------------
                 The Bank of New York.........   186,000 common
                 The Bear Stearns Cos. Inc....     6,400 common
                 The Charles Schwab Corp......     3,700 common
                 Credit Suisse Group..........    82,000 common
                 DBS Group Holdings, Ltd......   256,000 common
                 The Goldman Sachs Group, Inc.    72,000 common
                 HSBC Holdings PLC............    94,965 common
                 J.P. Morgan Chase & Co.......   245,350 common
                 Jefferies Group, Inc.........     8,975 common
                 Lehman Brothers Holdings Inc.   454,000 common
                 Merrill Lynch & Co., Inc..... 1,060,030 common
                 Morgan Stanley...............   337,570 common
                 Neuberger Berman Inc.........   153,010 common
                 UBS AG.......................    57,000 common


   The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account all relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager's expenses in a determinable amount. These various services may, however, be useful to the manager or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

   The Company's Board of Directors has determined that agency transactions in equity securities for the Company may be executed through CGM or any broker-dealer affiliate of CGM (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Company as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Company a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Company will not deal with CGM in any transactions in which CGM acts as principal. In addition, the Van Kampen Enterprise Portfolio may not deal with Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (an affiliate of VKAM) in any transaction in which Morgan Stanley acts as principal.

   The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.


   The funds will not purchase securities during the existence of any underwriting or selling group relating to securities of which an affiliate of the managers is a member, except to the extent permitted by the SEC. Under certain circumstances, the funds may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board of Directors of the Company has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a fund could purchase in the underwritings.


                      OTHER INFORMATION ABOUT THE COMPANY

   The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of fifteen series of shares, each representing shares in one of fifteen separate funds--Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio and Smith Barney Money Market Portfolio. The Directors also have the power to create additional series of shares. The assets of each fund will be segregated and separately managed and a shareowner's interest is in the assets of the fund in which he or she holds shares.

   The Directors may authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Directors at the time such funds were established and may differ from those set forth in the Prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

   The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

   The Articles of Incorporation further provide that the Company shall indemnify its Directors, officers and employees against any liability to the Company or to a shareowner, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Company.

   The Company shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.

   Voting Rights. The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Company and, under the 1940 Act, are deemed to be in control of the Company. Nevertheless, with respect to any Company shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

   Each share of a fund represents an equal proportionate interest in that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual fund except to the extent required by the 1940 Act. The Company is not required to hold shareowner meetings annually, although special meetings may be called for the Company as a whole, or a specific fund, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

   Shares of the Company entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a fund would be voted upon only by shareowners of the fund involved. Additionally, approval of an amendment to a fund's management or subadvisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareowners of one fund is effective as to that fund whether or not enough votes are received from the shareowners of the other funds to approve the proposal as to that fund except for matters on which shares of the Company must be voted in the aggregate.

   The Directors themselves have the power to alter the number and the terms of office of the Directors, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Directors have been elected by the shareowners of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the Directors irrespective of the votes of other shareowners.

   Custodians. Portfolio securities and cash owned by the Company on behalf of each fund are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.


   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent auditors for its fiscal year ending October 31, 2004, to examine and report on the financial statements and financial highlights of the Company.



   As of February 13, 2004, to the knowledge of the funds, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the funds with the exception of the following:



Portfolio                                                 Shareholder Name/Address         Percent
---------                                           ------------------------------------   -------
Smith Barney International All Cap Growth Portfolio Travelers Insurance Co.                49.3100
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Travelers Life & Annuity Co.           42.6674
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Equitable Life of Iowa Prime Elite      7.8468
                                                      ING Variable Annuity
                                                      Att: Fund Acctg.
                                                      1475 Dunwoody Drive
                                                      West Chester, PA 19380
Smith Barney Large Cap Value Portfolio              Travelers Life & Annuity Co.           48.4020
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Travelers Insurance Co.                36.5580
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Equitable Life of Iowa Prime Elite     13.4387
                                                      ING Variable Annuity
                                                      Att: Fund Acctg.
                                                      1475 Dunwoody Drive
                                                      West Chester, PA 19380
Smith Barney Large Capitalization Growth Portfolio  Travelers Life & Annuity Co.           68.6293
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Travelers Insurance Co.                31.3320
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
Smith Barney Aggressive Growth Portfolio            Travelers Life & Annuity Co.           71.1903
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183
                                                    Travelers Insurance Co.                27.4373
                                                      Attn.: Shareholder Accounting, 6MS
                                                      One Tower Square
                                                      Hartford, CT 06183

Portfolio                                                    Shareholder Name/Address         Percent
---------                                              ------------------------------------   -------
Smith Barney Mid Cap Core Portfolio                    Travelers Life & Annuity Co.           85.7288
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Insurance Company            13.9121
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
Strategic Equity Portfolio*                            Travelers Insurance Co.                64.3944
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Life & Annuity Co.           35.6055
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
AIM Capital Appreciation Portfolio                     Travelers Life & Annuity Co.           54.7927
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Insurance Co.                41.3175
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
Van Kampen Enterprise Portfolio                        Travelers Insurance Co.                51.4024
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Life & Annuity Co.           48.5975
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
MFS Total Return Portfolio                             Travelers Insurance Co.                50.0604
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Life & Annuity Co.           49.1497
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
Salomon Brothers Strategic Total Return Bond Portfolio Travelers Insurance Co.                55.0952
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Life & Annuity Co.           44.9047
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
Travelers Managed Income Portfolio                     Travelers Life & Annuity Co.           82.9768
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183
                                                       Travelers Insurance Co.                17.0231
                                                         Attn.: Shareholder Accounting, 6MS
                                                         One Tower Square
                                                         Hartford, CT 06183

--------
*  Formerly Alliance Growth Portfolio.

Portfolio                                  Shareholder Name/Address          Percent
---------                            -------------------------------------   -------
Pioneer Strategic Income Portfolio** Travelers Insurance Co.                 49.5401
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
                                     Travelers Life & Annuity Co.            48.5375
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
Smith Barney High Income Portfolio   Travelers Life & Annuity Co.            73.0036
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
                                     Travelers Insurance Co.                 21.7415
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
                                     Equitable Life of Iowa                   5.1326
                                     Prime Elite
                                       ING Variable Annuity
                                       Attn.: Fund Acctg.
                                       1475 Dunwoody Drive
                                       West Chester, PA 19380
Smith Barney Money Market Portfolio  Travelers Insurance Co.                 56.1548
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
                                     Travelers Life & Annuity Co.            42.1412
                                       Attn.: Shareholder Accounting, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
SB Adjustable Rate Income Fund       Salomon Brothers Holding Co             76.1247
                                       300 First Stamford Place, 3rd Floor
                                       Stamford, CT 06902-6765
                                     Travelers Life Annuity Company          18.6659
                                       Attn: Shareholder Attg, 6MS
                                       One Tower Square
                                       Hartford, CT 06183
                                     Travelers Insurance Company              5.2093
                                       Attn: Shareholder Attg, 6MS
                                       One Tower Square
                                       Hartford, CT 06183

--------

** Formerly Putnam Diversified Income Portfolio.

                             FINANCIAL STATEMENTS


   The Company's Annual Reports for the fiscal year ended October 31, 2003 are incorporated herein by reference in its entirety. They were filed with the Securities and Exchange Commission on January 2 and 5, 2004 (Accession Numbers 0001193125-04-000126, -000134, -000136, -000148, -000153 and -000460).


                               OTHER INFORMATION

   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

RATINGS ON DEBT OBLIGATIONS

  Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


  Standard & Poor's, a division of McGraw-Hill Companies Inc., ("S&P")


   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Fitch, Inc. ("Fitch")

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

  Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  Fitch

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

      F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

      F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

      F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
      F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

                                                                     APPENDIX B



                          CITIGROUP ASSET MANAGEMENT


                     Proxy Voting Policies and Procedures

   The Board of Directors of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                         PROXY POLICIES AND PROCEDURES



      Reviewed by the AIM Funds Board of Directors/Trustees June 10, 2003



A. Proxy Policies



   Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



I. Boards Of Directors



   A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



   There are some actions by directors that should result in votes being withheld. These instances include directors who:



  . Are not independent directors and sit on the board's audit, compensation or nominating committee;



  . Attend less than 75 percent of the board and committee meetings without a valid excuse;



  .  Implement or renew a dead-hand or modified dead-hand poison pill;



  . Enacted egregious corporate governance policies or failed to replace management as appropriate;



  . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



  . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



  . Long-term financial performance of the target company relative to its industry;



  .  Management's track record;



  .  Portfolio manager's assessment;



  .  Qualifications of director nominees (both slates);



  . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



  .  Background to the proxy contest.

II. Independent Auditors



   A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



  .  It is not clear that the auditors will be able to fulfill their function;



  . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



  . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



III. Compensation Programs



   Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



  . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



  . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



  . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



  . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



  . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



IV. Corporate Matters



   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



  . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



  . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

  . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



  . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



V. Shareholder Proposals



   Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



  . We will generally abstain from shareholder social and environmental proposals.



  . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



  . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



  . We will generally vote for proposals to lower barriers to shareholder action.



  . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



VI. Other



  . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



  . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



  . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



   AIM's proxy policies, and the procedures noted below, may be amended from time to time.



B. Proxy Committee Procedures



   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.



   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Directors/Trustees:



      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



      2. AIM will not publicly announce its voting intentions and the reasons therefore.



      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C. Business/Disaster Recovery



      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D. Restrictions Affecting Voting



      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E. Conflicts of Interest



   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm
AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



   To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

   The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Strategic Equity Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)



                     FIDELITY FUND PROXY VOTING GUIDELINES



                                   July 2003



   I. General Principles



   A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.



   B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.



   C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.



   II. Portfolio shares should generally be voted against anti-takeover proposals, including:



   A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.



   B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.



   C. Authorization of "Blank Check" Preferred Stock.



   D. Golden Parachutes:



      1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.



      2. Compensation contracts for outside directors.



      3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.



      4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.



   E. Supermajority Provisions.



   F. Poison Pills:



      1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing

   Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.



      2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and
   (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.



      3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.



      4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.



      5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.



   G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).



   H. Transfer of authority from shareholders to directors.



   I. Reincorporation in another state (when accompanied by anti-takeover provisions).



   III. Stock Option Plans



   A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:



      1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.



      2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

      3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or
   (iii) materially modify the requirements for participation in the plan.



      4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.



      5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:



          a. They are granted by a compensation committee composed entirely of independent directors.



          b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.



      6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:



          a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;



          b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and



          c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.



      7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.



      8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.



   B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.



   C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:



      1. Whether the repricing proposal excludes senior management and directors;



      2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

      3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;



      4. The company's relative performance compared to other companies within the relevant industry or industries;



      5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;



      6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.



   IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:



   A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.



   B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.



   C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.



   D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.



   E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:



      1. They are granted by a compensation committee composed entirely of independent directors.



      2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.



   F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.



   V. Other Stock-Related Plans should be evaluated on a case-by-case basis:



   A. Omnibus Stock Plans--vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.



   B. Employee Stock Purchase Plans--vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.



   C. Stock Awards (other than stock options and RSAs)--generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.



   VI. Unusual Increases in Common Stock:



   A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.



   B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)



   VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.



   VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.



   IX. Greenmail--Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.



   X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.



   A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.



   XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.



   XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.



   XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.



   XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

   XV. Avoidance of Potential Conflicts of Interest



   Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.



   FMR applies the following policies and follows the procedures set forth below:



      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.



      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.



      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.



      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.



   XVI. Executive Compensation



   FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY



                     PROXY VOTING POLICIES AND PROCEDURES



                              September 17, 2003



   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").



   These policies and procedures include:



      A. Voting Guidelines;



      B. Administrative Procedures;



      C. Monitoring System;



      D. Records Retention; and



      E. Reports.



A. VOTING GUIDELINES



  1. General Policy; Potential Conflicts of Interest



   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.



   MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that--guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.



   As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.



   These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.



  2. MFS' Policy on Specific Issues



  Non-Salary Compensation Programs



   Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.



   Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.



   MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.



   MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.



   MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.



  "Golden Parachutes"



   From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

  Anti-Takeover Measures



   In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.



  Reincorporation and Reorganization Proposals



   When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.



  Dilution



   There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.



  Confidential Voting



   MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.



  Independence of Boards of Directors and Committees Thereof



   While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.



  Independent Auditors



   Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

  Best Practices Standards



   Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that--within the circumstances of the environment within which the issuers operate--the proposal is consistent with the best long-term economic interests of our clients.



  Foreign Issuers--Share Blocking



   In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.



  Social Issues



   There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.



   The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or
(ii) any stocks, securities or obligations of any company so engaged.



   Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B. ADMINISTRATIVE PROCEDURES



  1. MFS Proxy Review Group



   The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:



      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;



      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and
   (ii) votes not clearly governed by these guidelines; and



      c. Considers special proxy issues as they may arise from time to time.



   The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.



  2. Potential Conflicts of Interest



   The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.



   In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:



      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");



      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;



      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and



      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.



   The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

  3. Gathering Proxies



   Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.



   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.



  4. Analyzing Proxies



   After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/(1)/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./(2)/



   Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

--------

(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.



(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

   As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.



   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.



  5. Voting Proxies



   After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.



C. MONITORING SYSTEM



   It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.



   When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.



D. RECORDS RETENTION



   MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E. REPORTS



  MFS Funds



   Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
(i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.



  All MFS Advisory Clients



   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.



   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

  PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.



                               TABLE OF CONTENTS



                     Overview........................ B-22
                     Proxy Voting Procedures......... B-23
                        Proxy Voting Service......... B-23
                        Proxy Coordinator............ B-23
                        Referral Items............... B-23
                        Conflicts of Interest........ B-24
                        Securities Lending........... B-24
                        Share-Blocking............... B-24
                        Record Keeping............... B-24
                        Disclosure................... B-25
                        Proxy Voting Oversight Group. B-25
                     Proxy Voting Policies........... B-26
                        Administrative............... B-26
                        Auditors..................... B-27
                        Board of Directors........... B-27
                        Capital Structure............ B-28
                        Compensation................. B-29
                        Corporate Governance......... B-30
                        Mergers and Restructurings... B-31
                        Mutual Funds................. B-31
                        Social Issues................ B-32
                        Takeover-Related Measures.... B-32

                                   OVERVIEW



   Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.



   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.



   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.



   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                            PROXY VOTING PROCEDURES



Proxy Voting Service



   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.



Proxy Coordinator



   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).



Referral Items



   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.



   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest



   Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:



  . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;



  . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or



  . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.



   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.



Securities Lending



   Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.



Share-Blocking



   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).



   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.



Record Keeping



   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:



  . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);



  .  Retains a record of the vote cast;



  . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and



  . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:



  .  A record memorializing the basis for each referral vote cast;



  . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and



  . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.



   Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.



Disclosure



   Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.



Proxy Voting Oversight Group



   The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.



   The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                             PROXY VOTING POLICIES



   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.



   All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.



   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.



   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.



Administrative



   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.



   We will generally support these and similar management proposals:



  .  Corporate name change.



  .  A change of corporate headquarters.



  .  Stock exchange listing.



  .  Establishment of time and place of annual meeting.



  .  Adjournment or postponement of annual meeting.



  .  Acceptance/approval of financial statements.



  . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.



  .  Approval of minutes and other formalities.



  .  Authorization of the transferring of reserves and allocation of income.



  .  Amendments to authorized signatories.



  .  Approval of accounting method changes or change in fiscal year-end.



  .  Acceptance of labor agreements.



  .  Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.



Auditors



   We normally vote for proposals to:



  . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.



  .  Restore shareholder rights to ratify the auditors.



   We will normally oppose proposals that require companies to:



  .  Seek bids from other auditors.



  .  Rotate auditing firms.



  .  Indemnify auditors.



  .  Prohibit auditors from engaging in non-audit services for the company.



Board of Directors



   On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.



  General Board Issues



   Pioneer will vote for:



  . Audit, compensation and nominating committees composed of independent directors exclusively.



  . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.



  . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.



  .  Election of an honorary director.



   We will vote against:



  . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.



  .  Minimum stock ownership by directors.



  . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.



  .  Requirements for union or special interest representation on the board.

  .  Requirements to provide two candidates for each board seat.



  Elections of Directors



   In uncontested elections of directors we will vote against:



  . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.



  . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.



   We will also vote against directors who:



  . Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).



  . Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.



  . Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.



  . Appear to lack independence or are associated with very poor corporate performance.



   We will vote on a case-by case basis on these issues:



  .  Contested election of directors.



  . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.



  .  Mandatory retirement policies.



Capital Structure



   Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.



   Pioneer will vote for:



  .  Changes in par value.



  .  Reverse splits, if accompanied by a reduction in number of shares.



  . Share repurchase programs, if all shareholders may participate on equal terms.



  .  Bond issuance.



  .  Increases in "ordinary" preferred stock.



  . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.



  .  Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:



  . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.



  . Increase in authorized common stock. We will make a determination considering, among other factors:



    .  Number of shares currently available for issuance;



    . Size of requested increase (we would normally approve increases of up to 100% of current authorization);



    .  Proposed use of the additional shares; and



    . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).



  . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.



  .  Proposals to submit private placements to shareholder vote.



  .  Other financing plans.



   We will vote against preemptive rights that we believe limit a company's financing flexibility.



Compensation



   Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.



   Pioneer will vote for:



  .  401(k) benefit plans.



  . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.



  . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:



    .  Amendments to performance plans to conform with OBRA;



    .  Caps on annual grants or amendments of administrative features;



    .  Adding performance goals; and



    .  Cash or cash-and-stock bonus plans.



  . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.



  .  Require that option repricings be submitted to shareholders.



  .  Require the expensing of stock-option awards.



  . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

  . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.



   We will vote on a case-by-case basis on the following issues:



  . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:



    . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.



          Dilution = (A + B + C) / (A + B + C + D), where



          A = Shares reserved for plan/amendment,



          B = Shares available under continuing plans,



          C = Shares granted but unexercised and



          D = Shares outstanding.



    .  The plan must not:



      . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.



      . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.



    . We are generally in favor of proposals that increase participation beyond executives.



  .  All other employee stock purchase plans.



  . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.



  . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.



   We will vote against:



  .  Limits on executive and director pay.



  .  Stock in lieu of cash compensation for directors.



  . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.



  .  Elimination of stock option plans.



Corporate Governance



   Pioneer will vote for:



  .  Confidential Voting.



  . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.



  .  Disclosure of beneficial ownership.

   We will vote on a case-by-case basis on the following issues:



  . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.



  .  Bundled proposals. We will evaluate the overall impact of the proposal.



  .  Adopting or amending the charter, bylaws or articles of association.



  . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.



   We will vote against:



  . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.



  .  Limitations on stock ownership or voting rights.



  .  Reduction in share ownership disclosure guidelines.



Mergers and Restructurings



   Pioneer will vote on the following and similar issues on a case-by-case basis:



  .  Mergers and acquisitions.



  . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.



  .  Debt restructurings.



  .  Conversion of securities.



  .  Issuance of shares to facilitate a merger.



  .  Private placements, warrants, convertible debentures.



  . Proposals requiring management to inform shareholders of merger opportunities.



   We will normally vote against shareholder proposals requiring that the company be put up for sale.



Mutual Funds



   Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.



   Pioneer will vote for:



  .  Establishment of new classes or series of shares.



  .  Establishment of a master-feeder structure.



   Pioneer will vote on a case-by-case on:



  . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.



  .  Approval of new or amended advisory contracts.



  .  Changes from closed-end to open-end format.

  .  Authorization for, or increase in, preferred shares.



  .  Disposition of assets, termination, liquidation, or mergers.



Social Issues



   Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to: (i) conduct studies regarding certain issues of public concern and interest; (ii) study the feasibility of the company taking certain actions with regard to such issues; or (iii) take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest. We believe these issues are important and should receive management attention.



   Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.



Takeover-Related Measures



   Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.



   Pioneer will vote for:



  .  Cumulative voting.



  .  Increase ability for shareholders to call special meetings.



  .  Increase ability for shareholders to act by written consent.



  .  Restrictions on the ability to make greenmail payments.



  .  Submitting rights plans to shareholder vote.



  .  Rescinding shareholder rights plans ("poison pills").



  .  Opting out of the following state takeover statutes:



    . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.



    . Control share cash-out provisions, which require large holders to acquire shares from other holders.



    . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.



    . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.



    . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.



    .  Fair price provisions.



    .  Authorization of shareholder rights plans.



    .  Labor protection provisions.



    .  Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:



  . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.



  . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.



  .  Proposals that allow shareholders to nominate directors.



   We will vote against:



  .  Classified boards.



  . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.



  .  Classes of shares with unequal voting rights.



  .  Supermajority vote requirements.



  . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.



  . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.



  .  Extension of advance notice requirements for shareholder proposals.



  . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).



  . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                     MORGAN STANLEY INVESTMENT MANAGEMENT


                      PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



   Introduction--Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



   Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM
Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



   Proxy Research Services--To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

   Voting Proxies for certain Non-US Companies--While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II. GENERAL PROXY VOTING GUIDELINES



   To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III. GUIDELINES



A. Management Proposals



   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



  .  Selection or ratification of auditors.



  .  Approval of financial statements, director and auditor reports.



  .  Election of Directors.



  .  Limiting Directors' liability and broadening indemnification of Directors.



  . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



  . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



  . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



  .  General updating/corrective amendments to the charter.



  .  Elimination of cumulative voting.



  .  Elimination of preemptive rights.



  . Provisions for confidential voting and independent tabulation of voting results.



  . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



  Capitalization changes



  . Capitalization changes that eliminate other classes of stock and voting rights.



  . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



  . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



  .  Proposals for share repurchase plans.



  . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



  .  Proposals to effect stock splits.



  . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



  Compensation



  . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.



  . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



  . Establishment of Employee Stock Option Plans and other employee ownership plans.



  Anti-Takeover Matters



  . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



  . Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



  . Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.



  . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

  .  Creation of "blank check" preferred stock.



  .  Changes in capitalization by 100% or more.



  . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



  . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



  .  Proposals to indemnify auditors.



   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.



  Corporate Transactions



  . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.



  . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



  . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



  . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



       (i)Whether the stock option plan is incentive based;



      (ii)For mature companies, should be no more than 5% of the issued capital at the time of approval;



     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.



  Anti-Takeover Provisions



  .  Proposals requiring shareholder ratification of poison pills.



  . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B. Shareholder Proposals



   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



  .  Requiring auditors to attend the annual meeting of shareholders.



  . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



  . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



  .  Confidential voting.



  .  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



  .  Proposals that limit tenure of directors.



  .  Proposals to limit golden parachutes.



  . Proposals requiring directors to own large amounts of stock to be eligible for election.



  .  Restoring cumulative voting in the election of directors.



  . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



  .  Proposals that limit retirement benefits or executive compensation.



  .  Requiring shareholder approval for bylaw or charter amendments.



  .  Requiring shareholder approval for shareholder rights plan or poison pill.



  .  Requiring shareholder approval of golden parachutes.



  .  Elimination of certain anti-takeover related provisions.



  .  Prohibit payment of greenmail.



   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



  . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



  . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



  .  Proposals that require inappropriate endorsements or corporate actions.



IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A. Proxy Review Committee



   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



   (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



   (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

   (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



   (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



   (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



   (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



   (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

PART C.  Other Information

Item 23. Exhibits

         a.1 Articles of Incorporation dated as of February 18, 1994 is incorporated by reference to Exhibit 1(a) to the Registration Statement on February 23, 1994.

         a.2 Amendment to Articles of Incorporation dated as of May 26,1994 is incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 1 on June 10, 1994.

         a.3 Amendment to Articles of Incorporation dated as of June 7, 1994 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 1 on June 10, 1994.

         a.4 Amendment to Articles of Incorporation dated as of February 17, 1999 is incorporated by reference to Exhibit a.4 to Post-Effective Amendment No. 11 filed February 26, 1999.

         a.5 Amendment to Articles of Incorporation dated as of February 24, 1999 is incorporated by reference to Exhibit a.5 to Post-Effective Amendment No. 11 filed February 26, 1999.

         a.6 Amendment to Articles of Incorporation dated as of June 9, 1999 is incorporated by reference to Exhibit a.6 to Post-Effective Amendment No. 13 filed February 25, 2000.

         a.7 Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit
                  a.7 to Post-Effective Amendment No. 13 filed February 25,
                  2000.

         a.8 Articles Supplementary to Articles of Incorporation dated as of October 13, 1999 is incorporated by reference to Exhibit a.8 to Post-Effective Amendment No. 13 filed February 25, 2000.

         a.9 Amendment to Articles of Incorporation dated as of July 28, 2000 is incorporated by reference to Exhibit a.9 to Post-Effective Amendment No. 14 filed on February 28, 2001.

         a.10 Amendment to Articles of Incorporation dated as of March 14, 2002 is incorporated by reference to Exhibit 9.10 to Post-Effective Amendment No. 17 filed on February 27, 2003.

         a.11 Articles Supplementary to Articles of Incorporation dated as of May 28, 2003.

         a.12 Amendment to Articles of Incorporation dated as of July 1, 2003.

         b. Bylaws of the Fund are incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 1 on June 10, 1994.

         c.       Not applicable

         d.1 Management Agreement between Registrant on behalf of the Smith Barney Large Cap Value Portfolio (formerly known as
                  Smith Barney Income and Growth Portfolio) and SSBC Fund Management Inc., formerly Mutual Management Corp. ("MMC") is incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective
                  Amendment No. 1 filed December 29, 1994.

         d.2 Management Agreement between Registrant on behalf of the Alliance Growth Portfolio and MMC is incorporated by reference to Exhibit 5(b) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Transfer and Assumption of Management Agreement from MMC to Travelers Investment Adviser, Inc. ("TIA") is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.3 Management Agreement between Registrant on behalf of the Van Kampen Enterprise Portfolio and MMC is incorporated by reference to Exhibit 5(c) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Transfer and Assumption of Management Agreement from MMC to Travelers Investment Adviser, Inc. ("TIA") is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.4 Management Agreement between Registrant on behalf of the Smith Barney International Equity Portfolio and MMC is incorporated by reference to Exhibit 5(d) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed on December 29, 1994.

         d.5 Management Agreement between Registrant on behalf of the Smith Barney Pacific Basin Portfolio and MMC is incorporated by reference to Exhibit 5(e) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed on December 29, 1994.

         d.6 Management Agreement between Registrant on behalf of the Pioneer Strategic Income Portfolio (formerly known as Putnam Diversified Income Portfolio) and MMC is incorporated formerly known as by reference to Exhibit 5(g) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Transfer and Assumption of Management Agreement from MMC to Travelers Investment Adviser, Inc. ("TIA") is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.7 Management Agreement between Registrant on behalf of the GT Global Strategic Income Portfolio and MMC is incorporated by reference to Exhibit 5(h) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Transfer and Assumption of Management Agreement from MMC to Travelers Investment Adviser, Inc. ("TIA") is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.8 Management Agreement between Registrant on behalf of the Smith Barney High Income Portfolio and MMC is incorporated by reference to Exhibit 5(i) to

                  Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994.

         d.9 Management Agreement between Registrant on behalf of the MFS Total Return Portfolio and MMC is incorporated by reference to
                  Exhibit 5(j) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Transfer and Assumption of Management Agreement from MMC to Travelers Investment Adviser, Inc. ("TIA") is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.10 Management Agreement between Registrant on behalf of the Smith Barney Money Market Portfolio and MMC is incorporated by reference to Exhibit 5(k) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994.

         d.11 Subadvisory Agreement for Alliance Growth Portfolio among Registrant, MMC and Alliance Capital Management L.P. is incorporated by reference to Exhibit 5(l) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Agreement replacing MMC with TIA as the adviser under the Subadvisory Agreement is incorporated by reference to Exhibit d.22 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.12 Subadvisory Agreement for Van Kampen Enterprise Portfolio among Registrant, MMC and Van Kampen Asset Management, Inc. is incorporated by reference to Exhibit 5(m) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Agreement replacing MMC with TIA as the adviser under the Subadvisory Agreement is incorporated by reference to Exhibit d.22 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.13 Subadvisory Agreement for Pioneer Strategic Income Portfolio among Registrant, Travelers Investment Adviser Inc. (TIA) and Pioneer Investment Management, Inc.

         d.14 Subadvisory Agreement for GT Global Strategic Income Portfolio among Registrant, MMC and Invesco (NY), formerly, G.T. Capital Management, Inc., is incorporated by reference to Exhibit 5(p) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Agreement replacing MMC with TIA as the adviser under the Subadvisory Agreement is incorporated by reference to Exhibit
                  d.22 to Post-Effective Amendment No. 11 filed February 26,
                  1999.

         d.15 Subadvisory Agreement for MFS Total Return Portfolio among Registrant, MMC and Massachusetts Financial Services Company is incorporated by reference to Exhibit 5(q) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994. Form of Agreement replacing MMC with TIA as the adviser under the Subadvisory Agreement is incorporated by reference to Exhibit d.22 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.16 Subadvisory Agreement between MMC and Smith Barney Inc. is incorporated by reference to Exhibit 5(r) to Pre-Effective Amendment No. 1 on June 10, 1994 and Post-Effective Amendment No. 1 filed December 29, 1994.

         d.17 Management Agreement between Registrant, on behalf of AIM Capital Appreciation Portfolio and MMC is incorporated by reference to Post-Effective Amendment No. 4 filed on February 28, 1996. Form of Transfer and Assumption of Management Agreement from MMC to TIA is incorporated by reference to Exhibit d.21 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.18 Subadvisory Agreement among Registrant, MMC and AIM Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 4 filed on February 28, 1996. Form of Agreement replacing MMC with TIA as the adviser under the Subadvisory Agreement is incorporated by reference to Exhibit d.22 to Post-Effective Amendment No. 11 filed February 26, 1999.

         d.19 Form of Management Agreement between Registrant on behalf of its Smith Barney Large Capitalization Growth Portfolio and MMC is incorporated by reference to Exhibit 5(u) to Post-Effective Amendment No. 9 filed on February 27, 1998.

         d.20 Form of Management Agreement between Registrant on behalf of Travelers Managed Income Portfolio and Travelers Asset Management International Corporation is incorporated by reference to Exhibit d.22 to Post-Effective Amendment No. 10 filed on December 23, 1998.

         d.21 Form of Transfer and Assumption of Management Agreement between MMC and TIA is incorporated by reference to Exhibit
                  d.21 to Post-Effective Amendment No. 11 filed February 26,
                  1999.

         d.22 Form of Agreement replacing MMC with TIA as adviser under Subadvisory Agreement is incorporated by reference to Exhibit
                  d.22 to Post-Effective Amendment No. 11 filed February 26,
                  1999.

         d.23 Management Agreement between Registrant on behalf of Smith Barney Aggressive Growth Portfolio and SSB Citi Fund Management LLC is incorporated by reference to Exhibit d.23 to Post-Effective Amendment No. 13 filed February 25, 2000.

         d.24 Management Agreement between Registrant on behalf of Smith Barney Mid Cap Portfolio and SSB Citi Fund Management LLC is incorporated by reference to Exhibit d.23 to Post-Effective Amendment No. 13 filed February 25, 2000.

         d.25 Management Agreement between Registrant on behalf of SB Adjustable Rate Income Portfolio and Smith Barney Fund Management LLC to be filed by Pre-Effective Amendment.

         d.26 Subadvisory Agreement for Strategic Equity Portfolio among Registrant, Travelers Investment Adviser and Fidelity Management & Research Company to be filed by Post-Effective Amendment.

         d.27 Sub-Subadvisory Agreement for Strategic Equity Portfolio among Fidelity Management & Research Company and FMR Co. Inc. to be filed by Post-Effective Amendment.


         e.1 Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Exhibit e.1 to Post-Effective Amendment No. 10 filed on December 23, 1998.

         e.2      Form of Selected Dealer Agreement between Registrant and

                  CFBDS, Inc. is incorporated by reference to Exhibit e.2 to Post-Effective Amendment No. 11 filed on February 26, 1999.

         e.3 Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by reference to Exhibit e.3 to Post-Effective Amendment No. 14 filed on February 28, 2001.


         f.       Not applicable.

         g.1 Custodian Agreement between Registrant and PNC Bank, National Association is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.

         g.2 Global Custody Agreement between Barclays Bank PLC and PNC Bank is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.

         g.3 Custodian Agreement between Registrant and Morgan Guaranty Trust Company of New York is incorporated by reference to
                  Exhibit 8(c) to Post-Effective Amendment No. 4 filed on February 28, 1996.

         g.4 Global Custody Agreement between The Chase Manhattan Bank and the Customer is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 7 filed on February 25, 1997.

         g.5 Master Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 15 filed on February 28, 2002.

         h.1 Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. is incorporated by reference to
                  Exhibit 9(b) to Post-Effective Amendment No. 7 filed on February 25, 1997.

         h.2 Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 14 filed on February 28, 2001.

         h.3 Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by reference to Exhibit
                  h.3 to Post-Effective Amendment No. 14 filed on February 28, 2001.

         i. Opinion and Consent of Sullivan & Cromwell is incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 on June 10, 1994.

         j. Consent of Independent Auditors to be filed by Post-Effective Amendment is filed herewith.

         k.       Not applicable.

         l. Subscription Agreement between Registrant and The Travelers, Inc. is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 filed on December 29, 1994.

         m. Distribution Plan for Class I Shares of the SB Adjustable Rate Income Portfolio.

         n.       Financial Data Schedule is not applicable.

         o.       Not Applicable

         p. Code of Ethics is incorporated by reference to Exhibit p to Post-Effective Amendment No. 14 filed on February 28, 2001.

         P (1) Code of Ethics of Alliance Capital Management L.P. is incorporated by reference to Exhibit P.1 filed on February 27, 2003.
           (2) Code of Ethics AIM Capital Management, Inc. is incorporated by reference to Exhibit P.2.
           (3) Code of Ethics Van Kampen Asset Management Inc. (Morgan Stanley) is incorporated by reference to Exhibit P.3 filed on February 27, 2003.
           (4) Code of Ethics Putnam Investment Management, LLC is incorporated by reference to Exhibit P.4 filed on February 27, 2003.
           (5) Code of Ethics Massachusetts Financial Services Company is incorporated by reference to Exhibit P.5 filed on February 27, 2003.
           (6) Code of Ethics Salomon Smith Barney Inc. is incorporated by reference to Exhibit P.6 filed on February 27, 2003.

Item 24. Persons Controlled by or under Common Control with Registrant.

         The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant's investment manager and each subadviser is set forth under the caption "Management" in the prospectus included in Part A of this Amendment to the Registration Statement on Form N-1A.

Item 25. Indemnification.

         Reference is made to ARTICLE IX of Registrant's Charter for a complete statement of its terms.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and other Connections of the Manager and each Subadviser.

         See the material under the caption "Management" included in Part A (Prospectus) of this Registration Statement and the material appearing under the caption "Management Agreements" included in Part B (Statement of Additional Information) of this Registration Statement.

         Smith Barney Fund Management LLC (formerly SSB Citi Fund Management LLC ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

         SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by

         SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

         Information as to the Directors and Officers of Travelers Asset Management International Corporation is included in its Form ADV File No. 801-17003, filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of Fidelity Management & Research Company is included in its Form ADV (File No. 801-7884), filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of FMR Co., Inc. is included in its Form ADV (File No. 801-3447), filed with the Commission, which is incorporated by reference thereto.

         Information as to the Directors and Officers of Pioneer Investment Management, Inc. is included in its Form ADV (File No. 801-8255), filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of Salomon Brothers Asset Management Inc. is included in its Form ADV (File No. 801-32046), filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of Van Kampen Asset Management, Inc. is included in its Form ADV (File No. 801-01669), filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of Massachusetts Financial Services Company is included in its Form ADV (File No. 801-07352 and 801-17352), filed with the Commission, which is incorporated herein by reference thereto.

         Information as to the Directors and Officers of AIM Capital Management, Inc. is included in its Form ADV (File No. 801-15211), with the Commission, which is incorporated herein by reference thereto.

Item 27. Principal Underwriters


(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.



Item 28. Location of Accounts and Records.


         State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will maintain the custodian records for the Travelers Series Fund Inc. Portfolio.

         PFPC Trust Company (successor by assignment from PNC Bank, N.A, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, will maintain the custodian records for the Putnam Diversified Income Portfolio, each as required by Section 31 (a) of the Investment Company Act of 1940, as amended (the "1940 Act").

         PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110, will maintain records relating its function as the sub-transfer agent.

         Citicorp Trust Bank, fsb (formerly Travelers Bank + Trust, Fsb), 125 Broad Street, Street, New York, New York 10004, will maintain the records relating to its function as transfer agent.

         All other records required by Section 31 (a) of the 1940 Act are maintained at the offices of the Registrant at 125 Broad Street, New York, New York 10004 (and preserved for the periods specified by Rule 31a-2 of the 1940 Act).

Item 29. Management Services.

         Not Applicable.

Item 30. Undertakings.

         Not Applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the Securities Act) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 27th day of February, 2004.



                                              TRAVELERS SERIES FUND INC.


                                              By: /s/ R. Jay Gerken
                                              R. Jay Gerken
                                              Chairman of the Board,
                                              President and Chief
                                              Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                     Title                         Date


/s/ R. Jay Gerken             Chairman of the Board,        February 27, 2004
(R. Jay Gerken)               President and Chief
                              Executive Officer

/s/ Richard L. Peteka         Treasurer and                 February 27, 2004
(Richard L. Peteka)           Chief Financial Officer

/s/ Abraham E. Cohen*         Director                      February 27, 2004
(Abraham E. Cohen)

/s/ Michael E. Gellert*       Director                      February 27, 2004
(Michael E. Gellert)

/s/ Robert A. Frankel*        Director                      February 27, 2004

(Robert A. Frankel)

/s/ Rainer Greeven*           Director                      February 27, 2004
(Rainer Greeven)

/s/ Susan M. Heilbron*        Director                      February 27, 2004
(Susan M. Heilbron)


-------------------------------------------------------------------------------
* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 20, 2002.



By:  /s/ R. Jay Gerken                                      February 27, 2004
    -------------------
R. Jay Gerken

EXHIBIT INDEX

j. Consent of Auditors